o BT INSURANCE FUNDS TRUST o



                             EQUITY 500 INDEX FUND
                              SMALL CAP INDEX FUND
                             EAFE EQUITY INDEX FUND



                               SEMI-ANNUAL REPORT
                               ------------------
                                  JUNE o 1998

BT Insurance Funds Trust

Letter to Shareholders



           Letter to Shareholders.................................3


           BT Insurance Funds Trust

             Statement of Net Assets.............................10

             Statements of Operations............................44

             Statements of Changes in Net Assets.................45

             Financial Highlights................................47

             Notes to Financial Statements.......................49




                              --------------------
           The Funds are not insured by the FDIC and are not a deposit, obligation of or guaranteed by Bankers Trust Company. The Funds are subject to investment risks, including possible loss of principal amount invested.
                              --------------------

BT Insurance Funds Trust

Letter to Shareholders



EQUITY 500 INDEX FUND
We are pleased to present you with this semi-annual report for the Equity 500 Index Fund (the "Fund"), providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
As the U.S. economic expansion embarked on its seventh straight year, most of the major equity market indices posted positive gains for the first half of 1998.

Stocks climbed through the first quarter despite concerns of an imminent market correction. The S&P 500 Index crossed the 1000 mark for the first time in February 1998, and the Dow Jones Industrial Average neared a new milestone towards the end of March. Despite negative news for technology stocks, stronger than anticipated earnings expectations for Microsoft helped to carry this sector to a solid finish for the quarter.

                                 --------------
                                   Objective
Seeks to match the performance of the stock market, as represented by the S&P 500 Index, before expenses.
                                 --------------


Volatility increased in the second quarter, though the equity indices continued to reach record highs. Having broken the 8,000 barrier in July 1997, the Dow Jones Industrial Average hit the 9,000 milestone in early April 1998. The S&P 500 Index continued to climb. Towards the end of April, fears of a tightening by the Federal Reserve Board, "the Fed" sparked a huge drop in the market. But a lower than expected employment cost index helped stocks rebound on April 30. Equities were then down again in May, primarily due to volatility in the technology sector. Stocks rebounded quickly again, as the General Motors strike helped calm expectations of a Fed tightening at the end of June. Finally, having spent the greater portion of the second quarter above the 9,000 mark, the Dow Jones lost steam and finished off the semi-annual period below that point based largely on warnings about corporate profits. The Federal Reserve Board remained on hold throughout.



                                 --------------
                             Investment Instruments
Primarily equity securities, consisting of common stock of current S&P 500 companies.
                                 --------------



  Ten Largest Stock Holdings
 -------------------------------------------------------
  General Electric Co.        Pfizer, Inc.
 -------------------------------------------------------
  Microsoft Corp.             Wal-Mart Stores
 -------------------------------------------------------
  Coca Cola Co.               Intel Corp.
 -------------------------------------------------------
  Exxon Corp.                 Procter & Gamble Co.
 -------------------------------------------------------
  Merck & Company, Inc.       Royal Dutch Petroleum Co.
 -------------------------------------------------------



Overall, large capitalization stocks significantly outperformed small cap stocks and mid cap stocks for the semi-annual period. In contrast to the previous period, growth stocks outperformed value stocks within the large cap sector throughout these six months. Technology, consumer cyclical, and health care were the leading groups for the period. The weakest performing sectors included basic materials, utilities, and transportation, all of which still produced positive returns.

INVESTMENT REVIEW
--------------------------------------------------------------------
                                      Cumulative Returns
 Periods ended June 30, 1998    Past 6 Months   Since Inception
--------------------------------------------------------------------
  Equity 500 Index Fund*
    (inception 10/1/97)             18.06%           20.30%
--------------------------------------------------------------------
  S&P 500 Index**                   17.71%           19.93%



MANAGER OUTLOOK
With the Federal Reserve Board on hold, stable interest rates should provide some support for U.S. equities. However there are a few long-term factors that may impact the market.

o Stocks face the prospect of more moderate earnings growth, as the economy inevitably slows from its first quarter GDP growth rate of more than 5% and as rising labor costs squeeze corporate profit margins.

o Financial turmoil in Asia and questions about Japan getting its economy back on track will continue to dominate financial markets around the globe.

o Once the perception of the Asian crisis shifts to a more positive note, the U.S. stock market could face tougher sledding, as investors begin to weigh the likelihood of a shift to tighter monetary policy by the Federal Reserve Board.

Still, for the near term, solid growth, low inflation, and accommodative interest rates should continue to form an almost ideal backdrop for the U.S. equity markets.

Of course, it is important to note that as an index fund, designed to replicate the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

We appreciate your support of the Equity 500 Index Fund, and we look forward to serving your investment needs for many years to come.


--------------
 * Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The S&P 500 is an index of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged, and investments cannot be made in an index. Total return for the Fund assumes reinvestment of dividends and distributions.

BT Insurance Funds Trust

                    Diversification of Portfolio Investments
                         By Sector as of June 30, 1998
                    (percentages are based on market value)



                  [PIE CHART APPEARS HERE - PERCENTAGES BELOW]


Other+            22%                                                  Banks  8%

Short Term                                                         Beverages  3%
Instruments       10%
                                                                    Computer
Utilities          6%                                               Software  4%

Telecommunications 5%                                                  Drugs  7%

Retail             4%                                             Electrical
                                                                   Equipment  4%
Oil Related        7%
                                                                       Foods  3%

                                                                 Electronics  3%

                                                          Financial Services  5%

                                                             Hospital Supplies
                                                             and Health Care  3%

                                                                   Insurance  3%

                                                        Office Equipment and
                                                                   Computers  3%

+Consists of industries less than 3%




Performance Comparison



Comparison of Change in Value of a $10,000 Investment in the Equity 500 Index Fund and the S&P 500 Index since October 1, 1997.



                          Total Return for the Period
                              Ended June 30, 1998
                           Six months   Since 10/1/97*
                             18.06%         20.30%

*  The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.





                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]


Equity 500 Index Fund -- $12,030        S&P 500 Index -- $11,993

 10/97      $10,000                             $10,000
 12/97       10,190                              10,189
  6/98       12,030                              11,993


Past performance is not indicative of future performance. The S&P 500 Index is unmanaged. Investments may not be made in an index.

BT Insurance Funds Trust

SMALL CAP INDEX FUND
We are pleased to present you with this semi-annual report for the Small Cap Index Fund, providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.


                                 --------------
                                   Objective
Seeks to replicate as closely as possible (before deduction of expenses of the
Fund) the total return of the Russell 2000 Index.
                                 --------------

MARKET ACTIVITY
As the U.S. economic expansion embarked on its seventh straight year, most of the major equity market indices posted positive gains for the first half of 1998, although small capitalization stocks lagged their larger cap brethren.

With strong economic conditions, little sign of inflation, and interest rate fears at bay, stocks climbed despite concerns of an imminent market correction. The S&P 500 Index crossed the 1000 mark for the first time in February 1998, and the Dow Jones Industrial Average hit the 9,000 milestone in early April 1998. The Russell 2000 Index produced double-digit returns.


                                 --------------
                             Investment Instruments
Primarily equity securities, consisting of common stock of current Russell 2000 companies.
                                 --------------


Volatility, however, plagued the small cap market virtually throughout.

o Concerns over the impact of Asia's financial troubles on the small cap sector turned investor sentiment toward larger companies in the first quarter.

o Uncertainty related to earnings growth, as a result of such high profile companies as Intel and Compaq issuing warnings about softness in business conditions, also impacted small cap stocks overall. (It should be noted that these companies were not included in this Fund's portfolio as of 6/ 30/98.)

o Underperformance in energy related stocks led to a drop in the second quarter.

Other factors impacted both the large and small capitalization sectors of the equities market. Towards the end of April, fears of a tightening by the Federal Reserve Board sparked a huge drop in the market. But a lower than expected employment cost index helped stocks rebound on April 30. Equities were then down again in May, primarily due to volatility in the technology sector. Stocks rebounded quickly again, as the General Motors strike helped calm expectations of a Fed tightening at the end of June. The Federal Reserve Board remained on hold throughout.

Within the small capitalization sector, growth stocks outperformed in the first quarter, while value stocks outperformed in the second. Consumer discretionary, auto and transportation, and utilities were the leading groups for the period. The weakest performing sectors included consumer staples, health care, and integrated oils. The annual rebalancing of the Russell 2000 Index contributed to an approximately 57% turnover rate for the twelve months ended June 30, 1998. This turnover was slightly higher compared to the previous year.


                           Ten Largest Stock Holdings
            DEKALB Genetics Corp.-Class B      ONEOK, Inc.
            United Bankshares, Inc.            Aspect Communications
            Hawaiian Electric Industries       Alexander & Baldwin
            Washington Water Power             WinStar Communications, Inc.
            DeVry, Inc.                        NTL, Inc.


INVESTMENT REVIEW

                                         Cumulative Returns
Periods ended June 30, 1998       Past 6 Months      Since Inception
--------------------------------------------------------------------
Small Cap Index Fund*
  (inception 8/25/97)                  4.28%             9.60%
Russell 2000 Index**                   4.93%            10.22%



MANAGER OUTLOOK
As expectations regarding earnings growth tempered toward the end of the semi-annual period, investors began to look toward a rebound in business later in the year. As a result, negative sentiment surrounding Asia decreased, and the small cap sector benefited. Based on this positive investor sentiment--plus expected superior earnings growth and attractive relative valuations, we remain optimistic about small cap growth companies. In general, the companies the Fund



                    Diversification of Portfolio Investments
                         By Sector as of June 30, 1998
                    (percentages are based on market value)

                  [PIE CHART APPEARS HERE - PERCENTAGES BELOW]


                                                               Auto Related  2%

                                                                      Banks  3%

                                                          Computer Services  2%

                                                          Computer Software  5%

                                                                 Electrical
                                                                  Equipment  3%

                                                                Electronics  2%

                                                                  Financial
                                                                   Services  6%

                                                                  Insurance  4%

                                                                Oil Related  2%

     Other+  39%                                                Real Estate  7%

                                                                     Retail  3%

                                                         Telecommunications  4%
Short Term
Instruments  14%                                                  Utilities  4%

+Consists of industries less than 2%

BT Insurance Funds Trust

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the Small Cap Index Fund, and the Russell 2000 Index since August 25, 1997.


                        Annualized Total Return for the
                           Period Ended June 30, 1998
                          Six months   Since 8/25/97*
                             4.28%          9.60%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]

         Small Cap Index Fund - $10,960     Russell 2000 Index - $11,022
 8/97             $10,000                           $10,000
 9/97              10,837                            10,869
12/97              10,510                            10,505
 6/98              10,960                            11,022

Past performance is not indicative of future performance. The Russell 2000 Index is unmanaged. Investments may not be made in an index.


--------------------------------------------------------------------------------
owns are experiencing strong fundamental growth in earnings and are expressing upbeat outlooks for the remainder of the year. In addition, for the near term, solid growth, low inflation, and accommodative interest rates should continue to form an almost ideal backdrop for the U.S. equity markets.

With the Federal Reserve Board on hold, stable interest rates should provide some support for U.S. equities. However there are a few long-term factors that may impact the market.

o Stocks face the prospect of more moderate earnings growth, as the economy inevitably slows from its first quarter GDP growth rate of more than 5% and as rising labor costs squeeze corporate profit margins.

o Financial turmoil in Asia and questions about Japan getting its economy back on track will continue to dominate financial markets around the globe.

o Once the perception of the Asian crisis shifts to a more positive note, the U.S. stock market could face tougher sledding, as investors begin to weigh the likelihood of a shift to tighter monetary policy by the Federal Reserve Board.

Of course, it is important to note that as an index fund, designed to replicate the broad diversification and returns of the Russell 2000 Index, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the small cap stock market.

We appreciate your support of the Small Cap Index Fund and look forward to serving your investment needs for many years ahead.


--------------
* Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The Russell 2000 Index is an unmanaged index that measures small capitalization equities. This index is unmanaged. Investments cannot be made in an index. Small cap stocks have historically experienced greater volatility than large cap stocks.

BT Insurance Funds Trust

EAFE EQUITY INDEX FUND

We are pleased to present you with this semi-annual report for the EAFE Equity Index Fund, providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

                                 --------------
                                    Objective
Seeks to replicate as closely as possible the total return of the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index.
                                 --------------



MARKET ACTIVITY
Overall, 16 of the 21 EAFE markets posted gains for the semi-annual period ended June 30, 1998, and 14 had double-digit returns. Most of the advance of the MSCI EAFE Index took place in the first quarter, and, with the exception of April 1998, equities added to performance throughout, while currencies did not. Europe rose consistently; the Pacific Basin declined.

Europe
Regionally, Europe rose 25.5% in U.S. dollar terms during the semi-annual period, as new record highs were recorded in most European markets. Markets responded to:

o Continued European Monetary Union enthusiasm and a favorable monetary policy environment. -- On May 2nd, the members of EMU were announced. They are Germany, France, Italy, Spain, Belgium, the Netherlands, Austria, Portugal, Ireland, Finland, and Luxembourg. There is a low interest rate/low inflation environment in much of the region.

  Ten Largest Stock Holdings
  -------------------------------------------------------------------------
  Royal Dutch Petroleum Company             Nestle SA
  Glaxo Wellcome Plc.                       Allianz AG
  Nippon Telegraph & Telephone Corp.        British Petroleum Co. Plc.
  Novartis AG - Registered                  British Telecommunications Plc.
  Toyota Motor Corp.                        Lloyds TSB Group Plc



o The perception that the Asian currency crisis was abating. -- Especially when the region's markets rose in January, and Malaysia, Hong Kong and Singapore were the top performing markets in February.

o The solid performance of Portugal, which was added to the MSCI EAFE Index at the end of November 1997. -- The Portuguese equity market benefited from the country's sound economic fundamentals in general and from a 0.20% cut in the benchmark lending rate in particular.

Italy was a particularly consistent performer, following the Bank of Italy's interest rate cuts on December 23, 1997 and again in April 1998. Many stock analysts, in their year-end wrap-ups, singled out Italy as one of the more promising European markets of 1998.

                                 --------------
                             Investment Instruments
Primarily equity securities of business enterprises organized and domiciled outside of the United States. Statistical methods will be employed to replicate the Index by buying most of the relevant Index securities.
                                 --------------

Finland was the top-performing market in April, based on better than expected earnings for Nokia, the global telecommunications firm. Nokia, which accounts for more than half of MSCI Finland, rose 21% in April. Belgium was the top performer in June, as Belgian electricity supplier, Electrabel, formed an electricity trading joint venture with local Scandinavian partners. Spain gained on merger activity in the banking sector, the news that its blue chip telecommunications stock, Telefonica, may be split up, and interest rate cuts.

Pacific Basin
The Pacific Basin overall fell 6.5% in U.S. dollar terms during the semi-annual period, although this region did rise in January and February 1998. Australia reached a new, all-time record high in April, as investors anticipated an interest rate cut there.

o The ride was a particularly bumpy one in Singapore, Malaysia, and Hong Kong. -- Singapore started the first quarter down considerably due to investor concerns about its exposure to Indonesian debt and the region's currency crisis. However, it later recovered, as perceptions about currency woes turned positive, foreign ownership limits of Singapore Press were removed, and expectations of corporate tax cuts in the forthcoming budget grew.

o Hong Kong also started down, as high interest rates were needed to support the Hong Kong dollar, and then it rallied on declining interbank lending rates and on news that the government would allow tax deductions on mortgage interest payments.

o Malaysia experienced a strong recovery on a strengthening of the ringgit, relaxation of foreign ownership limits in the telecommunications sector, and talk of bank mergers, which should help strengthen the banking system.

At the start of the second quarter, all three of these markets sustained large falls, as investors were concerned about a possible U.S. interest rate rise, which could hurt regional economic growth. These markets continued to fall in May and June on concern about Asian economic problems, compounded by the political turmoil in Indonesia. The weakness in the yen, combined with an internal struggle for the economic leadership between the Prime Minister and his finance minister, exacerbated Malaysia's slide. Singapore fell further, as the government reported that it would run a deficit for the first time in over a decade.

o Japanese stocks also experienced tremendous volatility. Japan initially rose during the first quarter, as the ruling political party announced that its fiscal stimulus package was implemented in February, a month earlier than expected. However, Japanese stocks closed its fiscal year-end and the calendar quarter on March 31st down. Investors were waiting for details of the government's proposed $124 billion economic stimulus package. Once released, stocks fell even further, as the package included no permanent

BT Insurance Funds Trust

                    Diversification of Portfolio Investments
                         By Sector as of June 30, 1998
                    (percentages are based on market value)


                  [PIE CHART APPEARS HERE - PERCENTAGES BELOW]


Italy            4%                                                   Spain  3%

Netherlands      6%                                                  Sweden  3%

Switzerland      8%                                                 Other+  12%

France           9%                                                  Japan  21%

Germany         10%                                           United States  3%

United Kingdom  21%


+Consists of countries less than 3%

  income tax cuts. The Japanese economy continued to show further signs of weakening when its 1997 year-end GDP rates showed a decline and when unemployment hit a postwar record high of 4.1% in April. Concerns about Japanese companies' earnings continued. The yen weakened against the U.S. dollar in April, falling to the lowest levels in seven years. However, based on Japan's latest promise of tax reform and the Federal Reserve Board's intervention to try and stop the yen's slide, its currency did strengthen, and Japanese stocks rose moderately in June.


INVESTMENT REVIEW

                                   Cumulative Returns
 PERIODS ENDED JUNE 30, 1998   Past 6 Months   Since Inception
------------------------------------------------------------------
  EAFE Equity Index Fund(1)
    (inception 8/22/97)           16.92%            9.20%
------------------------------------------------------------------
  MSCI EAFE Index(2)              15.93%            9.15%



The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.(3)

MANAGERS OUTLOOK
We remain positive about the European markets, as the central banks of Continental Europe have postponed any tightening of policy despite indications of strong domestic demand, in large part because of Asia. Plus progress toward European Monetary Union is proceeding slowly, but surely.

Market participants will, of course, keep a close eye on Asian developments, and especially on Japan, whose recovery is key for the entire region. It probably will take some hard-hitting actions by Tokyo, rather than merely announcing plans, to convince people that the country is moving along the right track. Once the perception of the Asian crisis shifts to a more positive note, however, both the U.S. markets could face the likelihood of a shift to tighter monetary policy. European markets may weaken in sympathy, though most-- especially in the periphery countries--will likely outperform U.S. investments.

Of course, as an index fund, designed to replicate as closely as possible, before expenses, the broad diversification and total return of the MSCI EAFE Index with net dividends, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economies in general. Still, we will continue monitoring economic conditions and how they affect the financial markets.

We appreciate your support of the EAFE Equity Index Fund and look forward to serving your investment needs for many years ahead.




                                  /s/ Frank Salerno
                                  _________________
                                 Frank Salerno
                   Portfolio Manager of the Equity 500 Index
                          and the Small Cap Index Fund
                                 June 30, 1998

                                /s/ Richard J. Vella
                              ____________________
                                Richard J. Vella
                Portfolio Manager of the EAFE Equity Index Fund
                                 June 30, 1998

--------------
(1) Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The Fund is not insured by the FDIC and is not a deposit, obligation of, or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
(2) This index is unmanaged, and investments cannot be made in an index.
(3) Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

BT Insurance Funds Trust

Performance Comparison


Comparison of Change in Value of a $10,000 Investment in the EAFE Equity Index Fund, with the MSCI EAFE Index since August 22, 1997.



                                  Total Return
                              Ended June 30, 1998
                          Six months   Since 8/22/97*
                            16.92%          9.20%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]

         EAFE Equity Index Fund - $10,920   MSCI EAFE Index - $10,915
 8/97                  10,000                        10,000
 9/97                  10,160                        10,216
12/97                   9,340                         9,415
 6/98                  10,920                        10,915


Past performance is not indicative of future performance. The MSCI EAFE Index is unmanaged. Investments may not be made in an index. The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           COMMON STOCKS - 95.97%

           Advertising - 0.11%
     500   Omnicom Group, Inc.                            $    24,937
                                                          -----------

           Aerospace - 1.40%
   2,400   Boeing Co.                                         106,950
     400   General Dynamics Corp.                              18,600
     400   Lockheed Martin Corp.                               42,350
     100   Northrop Grumman Corp.                              10,312
     900   Raytheon Co. - Class B                              53,212
     600   Rockwell International Corp.                        28,837
     600   United Technologies Corp.                           55,500
                                                          -----------
                                                              315,761
                                                          -----------

           Airlines - 0.41%
     400   AMR Corp. (a)                                       33,300
     200   Delta Air Lines, Inc.                               25,850
     600   Southwest Airlines Co.                              17,775
     200   U.S. Airways Group, Inc. (a)                        15,850
                                                          -----------
                                                               92,775
                                                          -----------

           Apparel, Textiles - 0.37%
     700   Corning, Inc.                                       24,325
     100   Fruit of the Loom, Inc. - Class A (a)                3,325
     200   Liz Claiborne, Inc.                                 10,450
     500   NIKE, Inc. - Class B                                24,344
     200   Reebok International Ltd. (a)                        5,537
     300   V.F. Corp.                                          15,450
                                                          -----------
                                                               83,431
                                                          -----------

           Auto Related - 2.01%
     500   AutoZone, Inc. (a)                                  15,969
   1,500   Chrysler Corp.                                      84,562
     100   Cummins Engine, Inc.                                 5,125
     300   Dana Corp.                                          16,050
     200   Eaton Corp.                                         15,550
     200   Echlin, Inc.                                         9,812
   2,800   Ford Motor Co.                                     165,200
   1,500   General Motors Corp.                               100,219
     300   Genuine Parts Co.                                   10,350
     200   Navistar International Corp. (a)                     5,775
     300   PACCAR, Inc.                                        15,675
     300   Parker-Hannifin Corp.                               11,437
                                                          -----------
                                                              455,724
                                                          -----------

           Banks - 7.90%
     200   Ahmanson (H. F.) & Co.                              14,200
   1,780   Banc One Corp.                                      99,346
   1,000   Bank of New York Co., Inc.                          60,687
   1,600   BankAmerica Corp.                                  138,300
     800   BankBoston Corp.                                    44,500
     200   BB&T Corp.                                          13,525
   2,000   Chase Manhattan Corp.                              151,000
   1,000   CitiCorp                                           149,250
     500   Comerica, Inc.                                      33,125



 Shares            Description                               Value
 ------            -----------                               -----

     700   Fifth Third Bancorp                            $    44,100
     800   First Chicago NBD Corp.                             70,900
   2,348   First Union Corp.                                  136,771
     400   Huntington Bancshares, Inc.                         13,400
   1,200   KeyCorp                                             42,750
     700   Mellon Bank Corp.                                   48,737
     300   Mercantile Bancorp, Inc.                            15,112
     400   Morgan (J.P.) & Company, Inc.                       46,850
     900   National City Corp.                                 63,900
   2,256   NationsBank Corp.                                  172,584
     300   Northern Trust Corp                                 22,875
   2,000   Norwest Corp.                                       74,750
     200   Republic New York Corp.                             12,587
     600   Summit Bancorp                                      28,500
     600   SunTrust Banks, Inc.                                48,787
   1,900   U.S. Bancorp                                        81,700
     400   Wachovia Corp.                                      33,800
   1,150   Washington Mutual, Inc.                             49,952
     200   Wells Fargo & Co.                                   73,800
                                                          -----------
                                                            1,785,788
                                                          -----------

           Beverages - 3.36%
   1,300   Anheuser-Busch Companies, Inc.                      61,344
   5,900   Coca-Cola Co.                                      504,450
   3,700   PepsiCo, Inc.                                      152,394
   1,000   Seagram Co., Ltd. ADR                               40,937
                                                          -----------
                                                              759,125
                                                          -----------

           Building and Construction - 0.83%
     200   Centex Corp.                                         7,550
   1,700   Home Depot, Inc.                                   141,206
     500   Masco Corp.                                         30,250
     100   Owens Corning                                        4,081
     100   Stanley Works                                        4,156
                                                          -----------
                                                              187,243
                                                          -----------

           Building, Forest Products - 0.31%
     300   Champion International Corp.                        14,756
     300   Georgia-Pacific (Georgia Pacific
             Group)                                            17,681
     100   Johnson Controls, Inc.                               5,706
     200   Louisiana-Pacific Corp.                              3,650
     600   Weyerhauser Co.                                     27,712
                                                          -----------
                                                               69,505
                                                          -----------

           Chemicals and Toxic Waste - 2.46%
     600   Air Products & Chemicals, Inc.                      24,000
     700   Amgen, Inc. (a)                                     45,762
     600   Dow Chemical Co.                                    58,012
   2,700   Du Pont (E.I.) de Nemours & Co.                    201,487
     100   Eastman Chemical Co.                                 6,225
     300   Grace (W.R.) & Co.                                   5,119
     100   Great Lakes Chemical Corp.                           3,944
     200   Hercules, Inc.                                       8,225
     200   Mallinckrodt, Inc.                                   5,937
   1,600   Monsanto Co.                                        89,400


                See Notes to Financial Statements on Pages 49-51

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     500   Morton International, Inc.                     $    12,500
     500   PPG Industries, Inc.                                34,781
     300   Raychem Corp.                                        8,869
     200   Rohm & Haas Co.                                     20,787
     300   Sigma-Aldrich Corp.                                 10,537
     400   Union Carbide Corp.                                 21,350
                                                          -----------
                                                              556,935
                                                          -----------

           Computer Services - 1.42%
     900   3Com Corp. (a)                                      27,619
     200   Adobe Systems, Inc.                                  8,487
     800   Automatic Data Processing, Inc.                     58,300
     400   Cabletron Systems, Inc. (a)                          5,375
   1,500   Dell Computer Corp. (a)                            139,219
   1,300   EMC Corp.  (a)                                      58,256
     400   Gateway 2000 (a)                                    20,250
     300   Silicon Graphics, Inc. (a)                           3,637
                                                          -----------
                                                              321,143
                                                          -----------

           Computer Software - 4.52%
   2,500   Cisco Systems, Inc. (a)                            230,156
   1,350   Computer Associates International, Inc.             75,009
   5,900   Microsoft Corp. (a)                                639,412
   2,500   Oracle Corp. (a)                                    61,406
     700   Seagate Technology, Inc. (a)                        16,669
                                                          -----------
                                                            1,022,652
                                                          -----------

           Containers - 0.31%
     200   Avery Dennison Corp.                                10,750
     300   Crown Cork & Seal Co., Inc.                         14,250
     400   Owens-Illinois, Inc.  (a)                           18,050
     353   Sealed Air Corp. (a)                                12,972
     200   Stone Container Corp. (a)                            3,125
     200   Temple-Inland, Inc.                                 10,775
                                                          -----------
                                                               69,922
                                                          -----------

           Cosmetics and Toiletries - 0.93%
     200   Allergan Inc.                                        9,275
     400   Avon Products, Inc.                                 31,000
     100   Bausch & Lomb                                        5,012
   2,600   Gillette Co.                                       147,388
     400   International Flavors & Fragrances, Inc.            17,375
                                                          -----------
                                                              210,050
                                                          -----------

           Diversified - 0.77%
     300   Allegheny Teledyne, Inc.                             6,844
     100   Ceridian Corp. (a)                                   5,875
     300   Loews Corp.                                         26,137
   1,100   Minnesota Mining & Manufacturing Co.                90,406
     200   Pall Corp.                                           4,100
     300   Praxair, Inc.                                       14,044
     100   SUPERVALU, Inc.                                      4,437
     300   Textron, Inc.                                       21,506
                                                          -----------
                                                              173,349
                                                          -----------


 Shares            Description                               Value
 ------            -----------                               -----

           Drugs - 7.64%
     300   ALZA Corp. (a)                                 $    12,975
   3,200   American Home Products Corp.                       165,600
   2,400   Bristol-Myers Squibb Co.                           275,850
   2,800   Lilly (Eli) & Co.                                  184,975
   2,900   Merck & Co., Inc.                                  387,875
   3,100   Pfizer, Inc.                                       336,931
   1,300   Pharmacia & Upjohn, Inc.                            59,962
   1,800   Schering-Plough Corp.                              164,925
   2,000   Warner Lambert Co.                                 138,750
                                                          -----------
                                                            1,727,843
                                                          -----------

           Electrical Equipment - 4.58%
   1,900   CBS Corp.                                           60,325
   7,800   General Electric Co.                               709,800
     200   General Signal Corp.                                 7,200
   2,600   Hewlett-Packard Co.                                155,675
     200   ITT Industries, Inc.                                 7,475
   1,500   Tyco International, Ltd.                            94,500
                                                          -----------
                                                            1,034,975
                                                          -----------

           Electronics - 3.48%
     200   Advanced Micro Devices, Inc. (a)                     3,412
   1,500   AlliedSignal, Inc.                                  66,562
     600   AMP, Inc.                                           20,625
     300   Ameran Corp.                                        11,925
   1,000   Applied Materials, Inc. (a)                         29,500
   1,100   Emerson Electric Co.                                66,344
     300   Harris Corp.                                        13,406
   4,100   Intel Corp.                                        303,912
     200   KLA-Tencor Corp. (a)                                 5,537
     300   LSI Logic Corp. (a)                                  6,919
     500   Micron Technology, Inc. (a)                         12,406
   1,400   Motorola, Inc.                                      73,587
     400   National Semiconductor Corp. (a)                     5,275
   1,300   Northern Telecom, Ltd. ADR                          73,775
     100   Perkin-Elmer Corp.                                   6,219
     900   Texas Instruments, Inc.                             52,481
     500   Thermo Electron Corp. (a)                           17,094
     200   Western Atlas, Inc.                                 16,975
                                                          -----------
                                                              785,954
                                                          -----------

           Financial Services - 5.63%
   1,100   American Express Co.                               125,400
     897   Associates First Cap Corp.                          68,957
     100   Beneficial Corp.                                    15,319
     100   Capital One Financial Corp.                         12,419
     300   Cincinnati Financial Corp.                          11,512
     300   Countrywide Credit Industries                       15,225
     300   Equifax, Inc.                                       10,894
   2,500   Fannie Mae                                         151,875
   1,100   First Data Corp.                                    36,644
     800   Fleet Financial Group, Inc.                         66,800
     700   Franklin Resources, Inc.                            37,800
   1,700   Freddie Mac                                         80,006



                See Notes to Financial Statements on Pages 49-51

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     100   Golden West Financial Group                    $    10,631
     400   Green Tree Financial Corp.                          17,125
     300   Hartford Financial Services Group, Inc.             34,312
     800   Household International, Inc.                       39,800
     300   Lehman Brothers Holdings, Inc.                      23,269
   1,350   MBNA Corp.                                          44,550
     800   Merrill Lynch & Co., Inc.                           73,800
   1,400   Morgan Stanley, Dean Witter,
             Discover & Co.                                   127,925
     800   PNC Bank Corp.                                      43,050
     600   Schwab (Charles) Corp.                              19,500
     200   SLM Holding Corp.                                    9,800
     300   State Street Corp.                                  20,850
     450   Synovus Financial Corp.                             10,687
   2,719   Travelers Group, Inc.                              164,839
                                                          -----------
                                                            1,272,989
                                                          -----------

           Food Services / Lodging - 0.66%
     200   Darden Restaurants, Inc.                             3,175
   1,800   McDonald's Corp.                                   124,200
     300   Tricon Global Restaurants, Inc. (a)                  9,506
     500   Wendy's International, Inc.                         11,750
                                                          -----------
                                                              148,631
                                                          -----------

           Foods - 2.67%
   1,600   Archer-Daniels-Midland Co.                          31,000
     700   Bestfoods                                           40,644
   1,100   Campbell Soup Co.                                   58,437
   1,000   ConAgra, Inc.                                       31,687
     500   General Mills, Inc.                                 34,187
     200   Giant Food Inc. - Class A                            8,612
     800   Heinz (H. J.) Co.                                   44,900
     200   Hershey Foods Corp.                                 13,800
     900   Kellogg Co.                                         33,806
     640   Pioneer Hi-Bred International, Inc.                 26,480
     400   Quaker Oats Co.                                     21,975
     300   Ralston-Purina Group                                35,044
   1,200   Sara Lee Corp.                                      67,125
     700   Sysco Corp.                                         17,937
   1,500   Unilever N.V. ADR                                  118,406
     200   Wrigley, (WM.) Jr., Co.                             19,600
                                                          -----------
                                                              603,640
                                                          -----------

           Health Care - 0.83%
   3,600   Abbott Laboratories                                147,150
   1,400   Columbia/HCA Healthcare Corp.                       40,775
                                                          -----------
                                                              187,925
                                                          -----------

           Hospital Supplies and Health Care - 2.79%
     800   Baxter International, Inc.                          43,050
     300   Becton, Dickinson & Co.                             23,287
     300   Biomet, Inc.                                         9,919
     500   Boston Scientific Corp. (a)                         35,812
     300   Cardinal Health, Inc.                               28,125
     400   Guidant Corp.                                       28,525


 Shares            Description                               Value
 ------            -----------                               -----

   1,200   HBO & Co.                                      $    42,300
     600   HEALTHSOUTH Corp. (a)                               16,012
     500   Humana, Inc. (a)                                    15,594
   3,300   Johnson & Johnson Co.                              243,375
   1,100   Medtronic, Inc.                                     70,125
     186   St. Jude Medical, Inc. (a)                           6,847
     900   Tenet Healthcare Corp. (a)                          28,125
     400   United Healthcare Corp.                             25,400
     300   U.S. Surgical Corp.                                 13,687
                                                          -----------
                                                              630,183
                                                          -----------

           Hotel / Motel - 0.16%
     700   Hilton Hotels Corp.                                 19,950
     500   Marriot International, Inc. - Class A               16,187
       1   Starwood Hotels                                         42
                                                          -----------
                                                               36,179
                                                          -----------

           Household Furnishings - 0.19%
     300   Maytag Corp.                                        14,812
     300   Newell Co.                                          14,944
     200   Whirlpool Corp.                                     13,750
                                                          -----------
                                                               43,506
                                                          -----------

           Household Products - 1.81%
     300   Clorox Co.                                          28,612
     800   Colgate-Palmolive Co.                               70,400
   3,200   Procter & Gamble Co.                               291,400
     500   Rubbermaid, Inc.                                    16,594
     100   Tupperware Corp.                                     2,812
                                                          -----------
                                                              409,818
                                                          -----------

           Insurance - 3.66%
     400   Aetna, Inc.                                         30,450
     900   Allstate Corp.                                      82,406
     600   American General Corp.                              42,712
   1,600   American International Group, Inc.                 233,600
     400   Aon Corp.                                           28,100
     500   Chubb Corp.                                         40,062
     500   CIGNA Corp.                                         34,500
     500   Conseco, Inc.                                       23,375
     200   General Re Corp.                                    51,250
     200   Jefferson-Pilot Corp.                               11,588
     200   Lincoln National Corp.                              18,275
     750   Marsh & McLennan Companies, Inc.                    45,328
     200   MBIA, Inc.                                          14,975
     400   MGIC Investment                                     22,825
     100   Progressive Corp.                                   14,100
     300   Providian Financial Corp.                           23,569
     400   SAFECO Corp.                                        18,175
     712   St. Paul Companies, Inc.                            29,931
     400   SunAmerica, Inc.                                    22,975
     400   Torchmark Corp.                                     18,300
     400   UNUM Corp.                                          22,200
                                                          -----------
                                                              828,696
                                                          -----------



                See Notes to Financial Statements on Pages 49-51

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           Leisure Related - 1.03%
     100   American Greetings Corp. - Class A             $     5,094
     100   Brunswick Corp.                                      2,469
   1,600   Disney (Walt) Co.                                  168,100
     300   Hasbro, Inc.                                        11,794
     800   Mattel, Inc.                                        33,850
     600   Mirage Resorts, Inc. (a)                            12,788
                                                          -----------
                                                              234,095
                                                          -----------

           Machinery - 1.19%
     200   Black & Decker Corp.                                12,200
     300   Case Corp.                                          14,475
   1,000   Caterpillar, Inc.                                   52,875
     400   Cooper Industries, Inc.                             21,975
     700   Deere & Co.                                         37,013
     400   Dover Corp.                                         13,700
     500   Dresser Industries, Inc.                            22,031
     200   Grainger (W.W.), Inc.                                9,963
     600   Illinois Tool Works, Inc.                           40,013
     500   Ingersoll-Rand Co.                                  22,031
     400   TRW, Inc.                                           21,850
                                                          -----------
                                                              268,126
                                                          -----------

           Metals - 0.64%
     500   Alcan Aluminum Ltd. ADR                             13,813
     300   Aluminum Company of America                         19,781
     200   ASARCO, Inc.                                         4,450
   1,100   Barrick Gold Corp.                                  21,106
     500   Bethlehem Steel Corp. (a)                            6,219
     200   Cyprus Amax Minerals Co.                             2,650
     200   Engelhard Corp.                                      4,050
     200   Freeport-McMoRan Copper &
             Gold, Inc. - Class B                               3,038
     400   Homestake Mining Co.                                 4,150
     200   Inco Ltd. ADR                                        2,725
     500   Newmont Mining Corp.                                11,813
     200   Nucor Corp.                                          9,200
     100   Phelps Dodge Corp.                                   5,719
     400   Placer Dome, Inc.  ADR                               4,700
     300   Reynolds Metals Co.                                 16,781
     300   USX-U.S. Steel Group, Inc.                           9,900
     300   Worthington Industries, Inc.                         4,519
                                                          -----------
                                                              144,614
                                                          -----------

           Miscellaneous - 0.31%
   2,180   Cendant Corp. (a)                                   45,508
     400   Cognizant Corp.                                     25,250
                                                          -----------
                                                               70,758
                                                          -----------

           Office Equipment and Computers - 2.87%
     300   Apple Computer, Inc. (a)                             8,606
     200   Autodesk, Inc.                                       7,725
   3,883   Compaq Computer Corp.                              110,180
     300   Computer Sciences Corp.                             19,200
     400   Honeywell, Inc.                                     33,425



 Shares            Description                               Value
 ------            -----------                               -----

     400   Ikon Office Solutions, Inc.                    $     5,825
   2,200   International Business Machines Corp.              252,588
   1,100   Novell, Inc. (a)                                    14,025
     800   Parametric Technology Corp. (a)                     21,700
     700   Pitney Bowes, Inc.                                  33,688
   1,000   Sun Microsystems, Inc. (a)                          43,438
     600   Unisys Corp. (a)                                    16,950
     800   Xerox Corp.                                         81,300
                                                          -----------
                                                              648,650
                                                          -----------

           Oil Related - 7.12%
     300   Amerada Hess Corp.                                  16,294
   2,500   Amoco Corp.                                        104,063
     100   Anadarko Petroleum Co.                               6,719
     100   Apache Corp.                                         3,150
     100   Ashland, Inc.                                        5,163
     700   Atlantic Richfield Co.                              54,688
     400   Baker Hughes, Inc.                                  13,825
     400   Burlington Resources, Inc.                          17,225
   1,600   Chevron Corp.                                      132,900
   5,900   Exxon Corp.                                        420,744
     200   Fluor Corp.                                         10,200
     700   Halliburton Co.                                     31,194
     100   Helmerich & Payne, Inc.                              2,300
     100   Kerr-McGee Corp.                                     5,788
     200   McDermott International, Inc.                        6,888
   1,800   Mobil Corp.                                        137,925
     800   Occidental Petroleum Corp.                          21,600
     100   Oryx Energy Co. (a)                                  2,213
     100   Pennzoil Co.                                         5,063
     700   Phillips Petroleum Co.                              33,731
     100   Rowan Companies, Inc. (a)                            1,944
   5,100   Royal Dutch Petroleum Co. ADR                      279,544
   1,200   Schlumberger, Ltd.                                  81,975
     300   Sun Co., Inc.                                       11,644
     400   Tenneco, Inc.                                       15,225
   1,400   Texaco, Inc.                                        83,563
     800   Union Pacific Resources Group, Inc.                 14,050
     700   Unocal Corp.                                        25,025
     700   USX-Marathon Group                                  24,019
   1,200   Williams Companies, Inc.                            40,500
                                                          -----------
                                                            1,609,162
                                                          -----------

           Paper - 0.70%
     600   Fort James Corp.                                    26,700
     800   International Paper Co.                             34,400
   1,500   Kimberly-Clark Corp.                                68,813
     300   Mead Corp.                                           9,525
     200   Union Camp Corp.                                     9,925
     100   Westvaco Corp.                                       2,825
     200   Willamette Industries, Inc.                          6,400
                                                          -----------
                                                              158,588
                                                          -----------



                See Notes to Financial Statements on Pages 49-51

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           Photography and Optical - 0.27%
     800   Eastman Kodak Co.                              $    58,450
     100   Polaroid Corp.                                       3,556
                                                          -----------
                                                               62,006
                                                          -----------

           Printing and Publishing - 1.34%
     400   Donnelley (R.R.) & Sons Co.                         18,300
     100   Dow Jones & Co., Inc.                                5,575
     300   Dun & Bradstreet Corp.                              10,838
     800   Gannet Co., Inc.                                    56,850
     300   Knight-Ridder, Inc.                                 16,519
     300   McGraw-Hill Companies, Inc.                         24,469
     300   New York Times Co. - Class A                        23,775
   1,400   Time Warner, Inc.                                  119,613
     100   Times Mirror Co. - Class A                           6,288
     300   Tribune Co.                                         20,644
                                                          -----------
                                                              302,871
                                                          -----------

           Professional Services - 0.41%
     400   Block (H&R), Inc.                                   16,850
     300   Deluxe Corp.                                        10,744
     200   Ecolab, Inc.                                         6,200
     300   Interpublic Group of Companies, Inc.                18,206
     700   Service Corporation International                   30,013
     100   Transamerica Corp.                                  11,500
                                                          -----------
                                                               93,513
                                                          -----------

           Railroads - 0.54%
     400   Burlington Northern Santa Fe Corp.                  39,275
     600   CSX Corp.                                           27,300
     800   Norfolk Southern Corp.                              23,850
     700   Union Pacific Corp.                                 30,888
                                                          -----------
                                                              121,313
                                                          -----------

           Retail - 4.69%
       1   Abercrombie & Fitch Co. - Class A (a)                   44
     700   Albertsons, Inc.                                    36,225
     800   American Stores Co.                                 19,350
     300   Circuit City Stores, Inc.                           14,063
     400   Consolidated Stores Corp. (a)                       14,500
     600   Costco Companies, Inc. (a)                          37,838
     800   CVS Corp.                                           31,150
   1,100   Dayton Hudson Corp.                                 53,350
     300   Dillard Department Stores, Inc.
             Class A                                           12,431
     500   Federated Department Stores, Inc. (a)               26,906
   1,000   Gap, Inc.                                           61,625
   1,300   Kmart Corp. (a)                                     24,863
     700   Kroger Co. (a)                                      30,013
     675   Limited, Inc.                                       22,359
     800   Lowe's Companies, Inc.                              32,450
     500   May Department Stores Co.                           32,750
     100   Mercantile Stores Co., Inc.                          7,894
     200   Nordstrom, Inc.                                     15,450
     500   Penney (J.C.) Co., Inc.                             36,156



 Shares            Description                               Value
 ------            -----------                               -----

     100   Pep Boys-Manny, Moe & Jack                     $     1,894
     700   Rite Aid Corp.                                      26,294
     900   Sears, Roebuck & Co.                                54,956
     500   Sherwin-Williams Co.                                16,563
     300   Tandy Corp.                                         15,919
     700   TJX Companies, Inc.                                 16,888
     800   Toys `R' Us, Inc. (a)                               18,850
   1,300   Walgreen Co.                                        53,706
   5,400   Wal-Mart Stores, Inc.                              328,050
     300   Winn-Dixie Stores, Inc.                             15,356
     200   Venator Group, Inc.                                  3,825
                                                          -----------
                                                            1,061,718
                                                          -----------

           Telecommunications - 5.37%
   1,500   AirTouch Communications, Inc. (a)                   87,656
     700   ALLTEL Corp.                                        32,550
   2,800   Ameritech Corp.                                    125,650
     200   Andrew Corp. (a)                                     3,613
     500   Ascend Communications, Inc. (a)                     24,781
     500   Bay Networks, Inc. (a)                              16,125
     200   Clear Channel Communications, Inc. (a)              21,825
     900   Comcast Corp. - Class A                             36,534
     400   DSC Communications Corp. (a)                        12,000
     400   Frontier Corp.                                      12,600
     500   General Instrument Corp. (a)                        13,594
   2,300   GTE Corp.                                          127,938
   3,200   Lucent Technologies, Inc.                          266,200
   1,700   MCI Communications Corp.                            98,813
   1,600   MediaOne Group, Inc. (a)                            70,300
     600   Nextel Communication, Inc.
             Class A (a)                                       14,925
     200   Scientific Atlanta, Inc.                             5,075
   1,200   Tele-Communications, Inc.
             Class A  (a)                                      46,125
     500   Tellabs, Inc. (a)                                   35,813
     700   Viacom, Inc. - Class B  (a)                         40,775
   2,500   WorldCom, Inc. (a)                                 121,094
                                                          -----------
                                                            1,213,986
                                                          -----------

           Tire and Rubber - 0.17%
     100   Cooper Tire & Rubber Co.                             2,063
     200   Goodrich (B.F.) Co.                                  9,925
     400   Goodyear Tire & Rubber Co.                          25,775
                                                          -----------
                                                               37,763
                                                          -----------

           Tobacco - 1.18%
     600   Fortune Brands, Inc.                                23,063
   5,800   Philip Morris Companies, Inc.                      228,375
     600   UST, Inc.                                           16,200
                                                          -----------
                                                              267,638
                                                          -----------

           Trucking, Shipping - 0.13%
     480   FDX Corporation (a)                                 30,120
                                                          -----------


                See Notes to Financial Statements on Pages 49-51

Equity 500 Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           Utilities - 6.52%
     500   American Electric Power Co.                    $    22,688
   3,900   AT&T Corp.                                         222,788
     200   Baltimore Gas & Electric Co.                         6,213
   3,600   Bell Atlantic Corp.                                164,250
   2,400   BellSouth Corp.                                    161,100
     200   Carolina Power & Light Co.                           8,675
     700   Central & South West Corp.                          18,813
     200   CINergy Corp.                                        7,000
     300   Coastal Corp.                                       20,944
     150   Columbia Energy Group                                8,344
     700   Consolidated Edison Company of
             New York, Inc.                                    32,244
     300   Consolidated Natural Gas Co.                        17,663
     600   Dominion Resources, Inc.                            24,450
     400   DTE Energy Co.                                      16,150
     800   Duke Energy Corp.                                   47,400
     700   Edison International                                20,694
     900   Enron Corp.                                         48,656
     800   Entergy Corp.                                       23,000
     500   FirstEnergy Corp.                                   15,375
     400   FPL Group, Inc.                                     25,200
     400   GPU, Inc.                                           15,125
     800   Houston Industries, Inc.                            24,700
     200   Niagara Mohawk Power Corp.                           2,988
     200   Northern States Power Co.                            5,725
     500   PacifiCorp                                          11,313
     700   PECO Energy Co.                                     20,519
   1,100   PG&E Corp.                                          34,719
     200   PP&L Resources, Inc.                                 4,538
     700   Public Service Enterprise Group, Inc.               24,106
   4,400   SBC Communications, Inc.                           176,000
     401   Sempra Energy (a)                                   11,121
     200   Sonat, Inc.                                          7,725
   1,900   Southern Co.                                        52,606
     900   Sprint Corp.                                        63,450



 Shares            Description                               Value
 ------            -----------                               -----

     800   Texas Utilities Co.                            $    33,300
     500   Unicom Corp.                                        17,531
   1,238   US West, Inc.                                       58,186
                                                          -----------
                                                            1,475,299
                                                          -----------

           Waste Management - 0.28%
     600   Browning Ferris Industries, Inc.                    20,850
     600   Laidlaw, Inc. ADR                                    7,314
   1,000   Waste Management, Inc.                              35,000
                                                          -----------
                                                               63,164
                                                          -----------

Total Common Stocks (Cost $20,100,375)                     21,702,063
                                                          -----------


Principal
  Amount   SHORT TERM INSTRUMENTS - 11.01%
--------   U.S. Treasury Bills (c) - 11.01%
$100,000   5.12%, 08/20/98                                     99,310
 372,000   5.12%, 09/03/98 (b)                                368,739
 776,000   5.16%, 10/15/98                                    764,570
 560,000   5.12%, 10/22/98                                    551,256
 720,000   5.18%, 11/12/98                                    706,585
                                                          -----------

Total Short Term Instruments (Cost $2,490,460)              2,490,460
                                                          -----------

Total Investments (Cost $22,590,835)          106.98%     $24,192,523
                                              ------      -----------

Liabilities in excess of other assets          (6.98)%     (1,578,536)
  (Notes 2 and 4)                             ------      -----------


Net Assets                                    100.00%     $22,613,987
                                              ======      ===========

----------
(a)  Non-income producing security.
(b)  Held for collateral for futures contracts.
(c)  Annualized yield at time of purchase.
ADR  American Depositary Receipt.



At June 30, 1998, the Fund's open futures contracts were as follows:

  Number of
  Contracts  Contract Expiration   Opening   Market
  Purchased    Type      Date     Position    Value
  ---------  -------- ----------  --------   ------
      1       S&P 500  09/21/98   $279,456  $285,750



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

             COMMON STOCKS - 95.01%

             Advertising - 0.31%
       400   Catalina Marketing Corp. (a)                 $    20,775
       200   Double Click, Inc. (a)                             9,937
       800   Getty Images, Inc. (a)                            17,800
       700   HA-LO Industries (a)                              21,787
        50   Lamar Advertising Co. (a)                          1,794
       300   May & Speh, Inc. (a)                               5,962
        50   Outdoor Systems, Inc. (a)                          1,400
       200   TMP Worldwide, Inc. (a)                            6,975
                                                          -----------
                                                               86,430
                                                          -----------

             Aerospace - 0.40%
       600   AAR Corp.                                         19,216
       300   Aviation Sales Co. (a)                            11,887
       320   Banner Aerospace, Inc. (a)                         4,120
       800   BE Aerospace, Inc. (a)                            23,300
       200   Curtiss-Wright Corp.                               7,837
       150   Ducommun, Inc. (a)                                 3,000
       348   Fairchild Corp. - Class A (a)                      7,025
     1,000   Kaman Corp. - Class A                             19,031
       700   OEA, Inc.                                         11,200
       400   Remec, Inc. (a)                                    4,550
                                                          -----------
                                                              111,166
                                                          -----------

             Agriculture - 0.32%
       400   Agribrands International (a)                      12,100
     1,200   Cadiz Land Company, Inc. (a)                      13,875
       600   DEKALB Genetics Corp. - Class B                   56,775
        33   Delta & Pine Land Co.                              1,469
       200   Tejon Ranch Co.                                    5,225
                                                          -----------
                                                               89,444
                                                          -----------


             Apparel, Textiles - 1.47%
       400   Authentic Fitness Corp.                            6,325
       800   Brown Group, Inc.                                 15,900
       300   Brylane, Inc. (a)                                 13,800
     3,600   Charming Shoppes, Inc. (a)                        17,100
       600   Footstar, Inc. (a)                                28,800
       300   Galey & Lord, Inc. (a)                             4,462
     1,000   Genesco, Inc. (a)                                 16,312
       700   Guess, Inc. (a)                                    3,456
       600   Hartmarx Corp. (a)                                 4,537
     1,700   Interface, Inc.                                   34,319
       800   Kellwood Co.                                      28,600
       600   Lands' End, Inc. (a)                              19,050
       800   Nautica Enterprises, Inc. (a)                     21,450
       500   Nine West Group, Inc. (a)                         13,406
       400   North Face, Inc. (a)                               9,600
       300   Oshkosh B'Gosh, Inc. - Class A                    13,350
       400   Phillips-Van Heusen Corp.                          5,900
       500   Quicksilver, Inc. (a)                              9,969
     1,100   Russell Corp.                                     33,206
       700   Spiegel - Class A (a)                              5,031


 Shares            Description                               Value
 ------            -----------                               -----

       500   Springs Industries, Inc. - Class A           $    23,062
       300   St John Knits, Inc.                               11,587
     1,100   Stride Rite Corp.                                 16,569
       100   Timberland Co., Class A (a)                        7,194
       400   Wet Seal, Inc. - Class A (a)                      12,800
     1,500   Wolverine World Wide, Inc.                        33,000
                                                          -----------
                                                              408,785
                                                          -----------

             Auto Related - 2.08%
       800   Arvin Industries, Inc.                            29,050
       900   Avis Rent A Car (a)                               22,275
       600   Bandag, Inc.                                      23,400
       500   Borg Warner Automotive, Inc.                      24,031
       700   Breed Technologies, Inc.                          10,719
       700   Budget Group, Inc. - Class A (a)                  22,356
     1,400   Collins & Aikman Corp. (a)                        10,412
       300   CSK Auto Corp. (a)                                 7,575
       300   Detroit Diesel Corp. (a)                           6,469
       200   Excel Industries                                   2,862
       400   Exide Corp.                                        6,725
       700   Hayes Lemmerz International, Inc. (a)             27,606
       400   Intermet Corp.                                     7,250
       700   International Speedway - Class A                  19,906
       800   Kaydon Corp.                                      28,250
       800   Masco Tech, Inc.                                  19,200
     1,600   Miller Industries, Inc. (a)                       12,400
       600   Modine Manufacturing Co.                          20,775
       800   Myers Industries, Inc..                           19,200
       200   O'Reilly Automotive, Inc. (a)                      7,200
       900   Polaris Industries, Inc..                         33,862
       400   Rent-Way, Inc. (a)                                12,200
       400   Simpson Industries, Inc.                           5,475
       400   Smith (A.O.) Corp.                                20,675
       200   SPX Corp. (a)                                     12,875
       500   Standard Motor Products, Inc. (a)                 11,125
       700   Standard Products Co.                             19,687
       700   Stewart & Stevenson Services, Inc.                12,600
       800   Superior Industries International, Inc.           22,550
       300   Titan International, Inc.                          5,100
       500   Tower Automotive, Inc. (a)                        21,437
       300   United Auto Group, Inc. (a)                        6,562
       600   United Rental, Inc. (a)                           25,200
       900   Wabash National Corp.                             23,175
       800   Wynn's International, Inc.                        15,400
                                                          -----------
                                                              575,584
                                                          -----------

             Banks - 3.57%
       200   Area Bancshares Corp.                              6,800
       100   Brenton Banks, Inc.                                2,043
       150   BSB Bancorp. Inc.                                  4,537
       800   Carolina First Corp.                              20,300
       300   Cathay Bancorp, Inc.                              13,950
       400   CBT Corp.                                         13,000
       400   Century South Banks, Inc.                         15,200
       775   Chittenden Corp.                                  27,125


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       300   Citizens Bancshares/Ohio                     $     9,900
       900   Commonwealth Bancorp, Inc.                        20,644
       200   Community Bank Systems                             6,262
       200   Community Trust Bancorp, Inc.                      6,650
       300   CVB Financial Corp.                                7,275
       400   Dime Community Bancorp, Inc.                      11,100
       100   Farmers Capital Bank Corp.                         9,750
       502   Fifth Third Bancorp                               31,595
       600   First Commerce Bancshares                         17,587
       900   First Commonwealth Financial Corp.                25,425
     1,060   First Financial Bancorp                           27,427
       500   First Financial Bankshares, Inc.                  20,500
       400   First Hawaiian, Inc.                              14,550
       400   First Merchants Corp.                             18,300
       500   First Republic Bank (a)                           18,062
       782   First Source Bancorp, Inc.                         7,576
       510   First Source Corp.                                18,232
     1,000   Friedman, Billings Ramsey Group,
               Inc. (a)                                        14,437
        75   Fulton Financial Corp.                             1,903
       200   F&M Bancorporation, Inc.                           8,350
       500   GBC Bancorp                                       13,250
       100   Hamilton Bancorp, Inc. (a)                         3,602
       701   Harbor Florida Bancorp, Inc.                       8,368
       200   Harleysville National Corp.                        8,500
       500   Heritage Financial Services, Inc.                 17,187
     2,200   Independence Community Bank                       37,400
       400   International Bancshares Corp.                    26,450
       200   Interwest Bancorp, Inc.                            8,675
       200   JeffBanks, Inc.                                    9,825
       400   Mainstreet Financial Corp.                        11,800
       200   Merchants New York Bancorp                         7,400
       700   National Bankcorp of Alaska, Inc.                 21,612
       600   NBT Bancorp, Inc.                                 15,225
       900   Ocean Financial Corp.                             17,212
       615   Old National Bancorp                              29,366
       100   Oriental Financial Group                           3,687
       300   Park National Corp.                               30,281
       500   Peoples First Corp.                               17,500
       500   PFF Bancorp, Inc. (a)                              9,312
       200   Premier Bancshares, Inc.                           5,300
       900   Republic Security Financial
               Corporation                                     10,293
       400   Riggs National Corp.                              11,687
       600   Santa Barbara Bancorp                             17,250
       125   Signal Corporation                                 3,641
       400   SIS Bancorp, Inc.                                 15,500
     1,000   Southwest Bancorp of Texas (a)                    18,812
     1,000   Staten Island Bancorp, Inc.                       22,750
     1,050   Sterling Bancshares, Inc.                         16,537
       400   Susquehanna Bancshares, Inc.                      14,950
       280   S&T Bancorp, Inc.                                 15,470
       600   Texas Regional Bancshares, Inc.
               Class A                                         19,650
       600   Triangle Bancorp, Inc.                            18,825



 Shares            Description                               Value
 ------            -----------                               -----

       300   Trust Company of New Jersey                  $     8,100
       200   U.S. Bancorp, Inc.                                15,462
     1,100   Webster Financial Corp.                           36,575
       200   West Coast Bancorp/Oregon                          4,925
       300   Western Bancorp                                   12,656
     1,500   Western Bank Puerto Rico                          25,312
                                                          -----------
                                                              988,827
                                                          -----------

             Beverages - 0.24%
       600   Beringer Wine Estates Holdings (a)                26,437
       100   Coca Cola Bottling Consolidated                    6,612
       800   Coors (Adolph) Co. - Class B                      27,200
       200   Robert Mondavi Corp. - Class A (a)                 5,675
                                                          -----------
                                                               65,924
                                                          -----------

             Biopharmaceuticals - 0.50%
       600   AmeriSource Health Corp.
               Class A (a)                                     39,412
       800   INCYTE Pharmaceuticals, Inc. (a)                  27,300
       900   Liposome Company, Inc. (a)                         4,866
       600   NeXstar Pharmaceuticals, Inc. (a)                  5,981
       700   Protein Design Labs, Inc. (a)                     16,866
       900   Roberts Pharmaceutical Corp. (a)                  20,700
       700   Vertex Pharmaceuticals, Inc. (a)                  15,750
       400   Zonagen, Inc. (a)                                  8,775
                                                          -----------
                                                              139,650
                                                          -----------

             Brewery - 0.09%
       500   Canandaigua Brands, Inc.
               Class A (a)                                     24,594
                                                          -----------

             Broadcasting - 0.78%
       600   ADVO, Inc. (a)                                    16,912
       125   AFC Cable Systems, Inc. (a)                        4,437
       300   BET Holdings, Inc. - Class A (a)                  18,881
     1,100   Century Communication Corp.
               Class A (a)                                     20,625
       200   Cox Radio Inc. - Class A (a)                       8,650
       400   On Command Corp. (a)                               5,550
       300   Paxson Communications Corp. (a)                    3,637
        75   Saga Communications, Inc.
               Class A (a)                                      1,050
       700   SFX Broadcasting, Inc. - Class A                  32,112
     1,300   Spelling Entertainment (a)                        12,187
     1,500   United International Holdings, Inc.
               Class A (a)                                     24,000
       200   United Television, Inc.                           22,900
       800   Westwood One, Inc.                                20,175
       400   Young Broadcasting Corp.
               Class A (a)                                     26,000
                                                          -----------
                                                              217,116
                                                          -----------

             Building and Construction - 1.74%
       100   Ameron, Inc.                                       5,787
       900   CalMat Co.                                        19,800


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       200   Centex Construction Products, Inc.           $     7,700
     1,000   Consolidation Capital Corp. (a)                   22,484
     1,400   Dal-Tile International, Inc. (a)                  13,737
       600   Elcor Corp.                                       15,150
       600   Florida Rock Industries, Inc.                     17,700
     1,100   Halter Marine Group, Inc. (a)                     16,568
       700   Hughes Supply, Inc.                               25,637
     1,000   Insituform Technologies - Class A (a)             13,843
       900   Kaufman & Broad Home Corp.                        28,575
       300   Lone Star Industries, Inc.                        23,119
       400   Medusa Corp.                                      25,100
       800   M.D.C. Holdings, Inc.                             15,800
       300   National R.V. Holdings, Inc. (a)                  13,537
       300   NCI Building Systems, Inc. (a)                    17,325
       200   NVR, Inc. (a)                                      8,212
     1,100   Oakwood Homes Corp.                               33,000
       600   Palm Harbor Homes, Inc. (a)                       25,575
       100   Puerto Rican Cement Co., Inc.                      4,725
       400   Ryland Group, Inc.                                10,500
       100   Simpson Manufacturing Co., Inc. (a)                3,862
       200   Skyline Corp.                                      6,525
       500   Standard-Pacific Corp.                            10,312
       500   Texas Industries, Inc.                            26,500
       600   TJ International, Inc..                           18,075
       500   Toll Brothers, Inc. (a)                           14,344
       400   Triangle Pacific Corp. (a)                        22,000
       200   U.S. Home Corp. (a)                                8,250
       300   Webb (Del E.) Corp.                                7,781
                                                          -----------
                                                              481,523
                                                          -----------

             Chemical - Specialty - 0.39%
       900   Albemarle Corp.                                   19,856
       700   Church & Dwight Co., Inc.                         22,662
       600   Ethyl Corp.                                        3,675
     1,350   Ferro Corp.                                       34,172
       500   Fuller (H.B.) Co.                                 27,719
                                                          -----------
                                                              108,084
                                                          -----------

             Chemicals and Toxic Waste - 1.66%
       900   AgriBioTech, Inc. (a)                             24,918
     1,400   Airgas, Inc. (a)                                  20,125
       800   Cambrex Corp.                                     21,000
       600   Chemed Corp.                                      20,737
       900   ChemFirst, Inc. (a)                               22,725
       900   Dexter Corp.                                      28,631
       200   General Chemical Group, Inc.                       5,550
     1,000   Geon Co.                                          22,937
       700   Georgia Gulf Corp.                                15,969
     1,100   Hanna (M.A.) Co.                                  20,144
     1,600   Lawter International, Inc.                        17,400
       200   LeaRonal, Inc.                                     4,775
       900   Lilly Industries, Inc. - Class A                  19,462
       300   MacDermid, Inc.                                    8,475
       600   Mississippi Chemical Corp.                         9,862
       600   Mycogen Corp. (a)                                 14,419



 Shares            Description                               Value
 ------            -----------                               -----

       100   NCH Corp.                                    $     6,406
       800   NL Industries, Inc.                               16,000
       500   OM Group, Inc.                                    20,625
     1,300   Schulman, Inc.                                    25,431
       800   Scotts Company (The) - Class A (a)                29,800
       500   Spartech Corp.                                    10,719
       200   Stephan Chemical Co.                               5,962
       400   Synetic, Inc. (a)                                 22,800
       700   Terra Industries, Inc.                             6,300
       500   WD-40 Co.                                         13,562
     1,100   Wellman, Inc.                                     24,956
                                                          -----------
                                                              459,690
                                                          -----------

             Client Server Computing - 0.07%
       500   Clarify, Inc. (a)                                  6,750
       900   Xircom, Inc. (a)                                  14,006
                                                          -----------
                                                               20,756
                                                          -----------

             Coal, Gas and Solar - 0.09%
     1,200   AGL Resources, Inc.                               23,850
                                                          -----------


             Commercial Services - 1.66%
       700   ABM Industries, Inc.                              19,381
       500   Access Health, Inc. (a)                           12,750
     1,100   Anixter International, Inc. (a)                   20,969
       200   Berlitz International, Inc. (a)                    5,400
       600   Borg-Warner Security Corp. (a)                    13,575
       800   Caribiner International, Inc. (a)                 14,000
       500   CDI Corp. (a)                                     13,375
       450   Central Parking Corp.                             20,475
       200   Data Processing Resources (a)                      6,212
       200   Data Transmission Network Corp. (a)                8,000
       400   Electro Rent Corp. (a)                             8,975
       600   Franklin Covey Co. (a)                            11,550
     1,200   Hussman International, Inc.                       22,500
       400   Iron Mountain, Inc.  (a)                          17,900
       900   Interim Services (a)                              28,912
       100   ITT Educational Services, Inc. (a)                 3,225
       700   Jabil Circuit, Inc. (a)                           23,143
       400   Lason, Inc.  (a)                                  21,800
       500   MemberWorks, Inc. (a)                             16,125
     1,100   Metromedia International Group, Inc. (a)          13,131
       900   Mettler-Toledo International, Inc. (a)            18,056
       200   National Processing, Inc. (a)                      2,137
       150   NCO Group, Inc. (a)                                3,300
       850   NFO Worldwide, Inc. (a)                           15,141
       400   Nova Corp., Georgia (a)                           14,300
       700   Paymentech, Inc. (a)                              14,393
       800   PhyMatrix Corp. (a)                                7,050
       375   Primark Corp. (a)                                 11,742
       840   Romac International, Inc. (a)                     25,515
       300   Russ Berrie & Co., Inc.                            7,500
       800   Sotheby's Holdings, Inc. - Class A                17,900
       500   StaffMark, Inc.  (a)                              18,312



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       300   Valhi, Inc.                                  $     3,131
                                                          -----------
                                                              459,875
                                                          -----------

             Computers - 1.06%
       500   American Business Information, Inc. (a)            8,000
       400   ATL Products, Inc. - Class A (a)                  10,425
       600   Computer Task Group, Inc.                         20,100
     1,700   Data General Corp. (a)                            25,394
       200   Deltek Systems, Inc. (a)                           4,900
       200   Dialogic Corp. (a)                                 5,950
       200   FactSet Research Systems, Inc. (a)                 6,500
     1,000   FileNet Corp. (a)                                 28,875
     1,400   HMT Technology Corp. (a)                          11,725
     2,000   Komag, Inc. (a)                                   10,687
       200   MICROS Systems, Inc. (a)                           6,619
     1,000   MTI Tech Corp. (a)                                 9,156
       300   NeoMagic Corp. (a)                                 4,650
     1,900   Oak Technology, Inc. (a)                           8,669
       300   Objective Systems Integrators (a)                  2,212
       700   Physician Computer Network, Inc. (a)                 262
       700   PMC-Sierra, Inc. (a)                              32,812
       300   PRI Automation, Inc. (a)                           5,119
       400   SanDisk Corp. (a)                                  5,525
     1,600   Sequent Computer Systems, Inc. (a)                19,300
     1,000   Stratus Computer, Inc. (a)                        25,312
       600   Telxon Corp.                                      19,425
       900   Wang Laboratories, Inc. (a)                       22,894
                                                          -----------
                                                              294,511
                                                          -----------

             Computer Services - 2.60%
       600   3DFX Interactive, Inc. (a)                        10,275
     1,000   Acxiom Corp. (a)                                  24,937
     1,000   American Management Systems, Inc. (a)             29,937
       500   Anacomp, Inc. (a)                                 11,812
       800   Analysts International Corp.                      22,700
       360   Applied Graphics Technologies, Inc. (a)           16,470
       250   Barra, Inc. (a)                                    6,125
       600   Black Box Corp. (a)                               19,913
       200   BRC Holdings, Inc. (a)                             3,837
       500   CCC Information Services Group (a)                 8,250
       400   CMG Information Services, Inc. (a)                28,300
     1,200   Cognex Corp. (a)                                  22,200
       900   Computer Horizons Corp. (a)                       33,356
       600   Computer Learning Centers, Inc. (a)               14,925
       200   Computer Management Sciences (a)                   4,750
       400   DBT Online (a)                                    10,800
     1,500   Diamond Multimedia Systems, Inc. (a)              10,266
       800   E Trade Group, Inc. (a)                           18,350
       300   Earthlink Network, Inc. (a)                       23,025
       300   Electro Scientific Industries, Inc. (a)            9,469
       500   Envoy Corp. (a)                                   23,687
       400   Fair Isaac & Co., Inc.                            15,200
     1,000   GTech Holding Corp. (a)                           33,687
       500   Henry (Jack) & Associates                         17,187
       700   Hutchinson Technology (a)                         19,075





 Shares            Description                               Value
 ------            -----------                               -----

       200   InaCom Corp. (a)                             $     6,350
       400   International Network Services (a)                16,400
     1,500   Mentor Graphics Corp. (a)                         15,844
     1,000   National Computer Systems, Inc.                   24,000
       800   National Data Corp.                               35,000
       200   QRS Corp. (a)                                      7,525
       300   Radiant Systems, Inc. (a)                          4,350
       600   Safeguard Scientific, Inc. (a)                    25,012
     1,500   Scios, Inc. (a)                                   13,312
       200   SCM Microsystems, Inc. (a)                        12,500
       500   Sportsline USA, Inc. (a)                          18,281
       600   Technology Solutions (a)                          19,012
       400   Transition Systems, Inc. (a)                       4,250
       800   USCS International, Inc. (a)                      16,550
       800   USWeb Corp. (a)                                   18,950
     1,500   Vanstar Corp. (a)                                 21,844
       800   Xylan Corp. (a)                                   23,850
                                                          -----------
                                                              721,563
                                                          -----------

             Computer Software - 5.28%
       900   Acclaim Entertainment, Inc. (a)                    5,343
       300   Advent Software, Inc. (a)                         12,600
       400   American Homepatient, Inc. (a)                     7,650
       300   Arbor Software Corp. (a)                           9,431
       700   Aspen Technologies, Inc. (a)                      35,350
       900   Avant! Corp. (a)                                  22,275
       700   Avid Technology, Inc.. (a)                        23,450
       800   AXENT Technologies (a)                            24,500
       142   Baan Company NV (a)                                5,082
       900   BancTec, Inc. (a)                                 20,812
     1,200   BEA Systems, Inc. (a)                             27,525
       300   Bell & Howell Co. (a)                              7,744
       500   BISYS Group, Inc. (a)                             20,500
     1,050   Boole & Babbage, Inc. (a)                         25,069
       600   BroadVision, Inc. (a)                             14,325
       500   Broderbund Software, Inc. (a)                     11,406
       100   CDW Computer Centers, Inc. (a)                     5,000
     1,100   Checkfree Corp. (a)                               32,381
     1,100   CHS Electronics, Inc. (a)                         19,662
       500   Concentric Network Corp. (a)                      15,156
       500   Cotellingent Group, Inc. (a)                      11,687
       600   Datastream Systems, Inc. (a)                      11,437
       500   Dataworks Corporation (a)                          6,625
       500   DecisionOne Holdings Corp. (a)                    10,031
       400   Documentum, Inc. (a)                              19,200
     1,700   Electronics For Imaging (a)                       35,912
       200   Engineering Animation, Inc. (a)                   12,200
       300   Excite, Inc. (a)                                  28,050
       400   Exodus Communication, Inc. (a)                    17,900
       200   Forrester Research, Inc. (a)                       7,950
       800   Gerber Scientific, Inc.                           18,200
       400   Great Plains Software, Inc. (a)                   13,550
       500   GT Interactive Software Corp. (a)                  3,766
       700   Harbinger Corp. (a)                               16,931
       800   HNC Software, Inc. (a)                            32,650
       400   Hyperion Software Corp. (a)                       11,400



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       500   Industri-Matematik International
               Corp. (a)                                  $     5,469
       400   Information Management Resources, Inc. (a)        13,525
     1,100   Information Resources, Inc. (a)                   20,350
     3,900   Informix Corp. (a)                                30,833
       600   Infoseek Corp.                                    21,525
     1,900   Inprise Corp. (a)                                 14,012
       400   Integrated Systems, Inc. (a)                       6,150
       800   INTERSOLV, Inc. (a)                               12,850
       400   JDA Software Group, Inc. (a)                      17,500
       900   Learning Company, Inc. (a)                        26,662
       200   Learning Tree International, Inc. (a)              4,025
       900   Legato Systems, Inc. (a)                          35,100
       400   Lycos, Inc.. (a)                                  30,150
     1,100   Macromedia, Inc. (a)                              20,556
       600   Manugistics Group, Inc. (a)                       14,850
       700   MAPICS, Inc. (a)                                  13,781
       500   Mercury Interactive Corp. (a)                     22,312
     1,159   Midway Games, Inc. (a)                            18,109
       550   National Instruments Corp. (a)                    19,662
       700   Network Appliance, Inc. (a)                       27,256
       700   Open Market, Inc. (a)                             13,212
       500   Pegasus Systems, Inc. (a)                         12,812
       700   Platinum Software Corp. (a)                       17,062
       400   Progress Software Corp. (a)                       16,400
       200   Project Software & Development, Inc. (a)           4,012
     1,000   PSINet, Inc. (a)                                  13,000
       500   QuadraMed Corp. (a)                               13,656
     2,300   Rational Software Corp. (a)                       35,075
       300   RealNetworks, Inc. (a)                            11,193
       800   Remedy Corp. (a)                                  13,600
       400   Sapient Corporation (a)                           21,100
       900   Security Dynamics Technology, Inc. (a)            16,650
       300   SEI Investments Co.                               18,600
       600   Shiva Corp. (a)                                    5,025
        64   Siebel Systems, Inc. (a)                           2,064
     1,000   Software AG Systems, Inc. (a)                     29,250
       300   Splash Technologies Holdings, Inc. (a)             5,156
       400   SPS Transaction Services, Inc. (a)                12,550
     1,200   Structural Dynamics Research Corp. (a)            27,750
     2,800   Sybase, Inc. (a)                                  19,512
       300   Sykes Enterprises, Inc. (a)                        6,019
     1,400   Symantec Corp. (a)                                36,575
     1,400   System Software Associates, Inc. (a)               9,975
       800   Systems & Computer Technology Corp. (a)           21,600
       600   Transaction Systems Architechure, Inc.
               Class A (a)                                     23,100
       900   Vantive Corp. (a)                                 18,450
        25   VERITAS Software Corp. (a)                         1,034
       400   VIASOFT, Inc. (a)                                  6,475
       500   Visio Corp. (a)                                   23,875
       700   Wind River Systems (a)                            25,112
        50   Yahoo, Inc. (a)                                    7,875
                                                          -----------
                                                            1,465,196
                                                          -----------



 Shares            Description                               Value
 ------            -----------                               -----

             Consumer Goods - 0.30%
       200   Bush Industries, Inc. - Class A              $     4,350
       600   Enesco Group, Inc.                                18,450
       250   Fossil, Inc. (a)                                   6,219
       566   Herbalife International, Inc. - Class A           13,937
       900   Rayovac Corp. (a)                                 20,418
       300   Renters Choice, Inc. (a)                           8,512
       500   Wesley Jessen VisionCare (a)                      11,562
                                                          -----------
                                                               83,448
                                                          -----------

             Consumer Services - 1.00%
     1,200   Billing Concepts Corp. (a)                        18,600
       500   CoreComm, Inc. (a)                                13,125
       800   Crawford & Co. - Class B                          15,000
     2,000   DeVRY, Inc. (a)                                   43,875
       800   Equity Corporation International (a)              19,200
       400   Group Maintenance, Inc. (a)                        7,200
       500   G&K Services, Inc. - Class A (a)                  21,812
       500   IDT Corp. (a)                                     15,031
       600   Metamor Worldwide, Inc. (a)                       21,112
       400   Metro Networks, Inc (a)                           17,250
       150   Pinkerton's, Inc. (a)                              3,112
       600   Pre-Paid Legal Services, Inc. (a)                 18,937
       900   Rollins, Inc.                                     18,450
       750   Sylvan Learning Systems, Inc. (a)                 24,562
       500   U.S. Rentals, Inc. (a)                            19,719
                                                          -----------
                                                              276,985
                                                          -----------

             Containers - 0.84%
       700   ACX Technologies, Inc. (a)                        15,225
       400   Aptargroup, Inc.                                  24,875
       700   Ball Corp.                                        28,131
       800   Chesapeake Corp.                                  31,150
     1,100   EarthShell Corp. (a)                              10,725
       900   First Brands Corp.                                23,062
     1,900   Gaylord Container Corp. - Class A (a)             14,606
       300   Grief Bros Corp. - Class A                        11,212
       700   Ivex Packaging Corp. (a)                          16,275
     2,000   Longview Fibre Co.                                28,500
       950   Shorewood Packaging Corp. (a)                     15,081
       500   Silgan Holdings, Inc. (a)                         14,000
                                                          -----------
                                                              232,842
                                                          -----------

             Cosmetics and Toiletries - 0.12%
       600   Natures Sunshine Products, Inc.                   13,537
     1,300   Playtex Products, Inc. (a)                        20,719
                                                          -----------
                                                               34,256
                                                          -----------

             Diversified - 0.57%
     1,500   Alexander & Balwin                                43,687
       900   Federal Signal Corp.                              21,881
       600   Hexcel Corp. (a)                                  13,575
     1,400   Imation Corp. (a)                                 23,187
       400   Justin Industries, Inc.                            6,450
       200   NACCO Industries, Inc. - Class A                  25,850



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       900   Scott Technologies, Inc. - Class A (a)       $    13,162
        80   U.S. Industries, Inc.                              1,980
       300   Volt Information Sciences, Inc. (a)                8,137
                                                          -----------
                                                              157,909
                                                          -----------

             Drugs - 0.42%
       500   Aviron                                            15,593
       600   Cephalon, Inc. (a)                                 4,725
       900   COR Therapeutics, Inc. (a)                        12,487
       700   Gilead Sciences, Inc. (a)                         22,444
     1,100   Isis Pharmaceuticals, Inc. (a)                    15,056
       500   Jones Medical Industries, Inc.                    16,562
       400   Medicis Pharmaceutical Corp.
               Class A (a)                                     14,600
     1,200   SEQUUS Pharmaceuticals, Inc. (a)                  13,650
                                                          -----------
                                                              115,117
                                                          -----------

             Drugs / Retail - 0.13%
       400   Express Scripts Inc. - Class A (a)                32,250
       600   Zila, Inc. (a)                                     4,350
                                                          -----------
                                                               36,600
                                                          -----------

             Electrical Equipment - 2.85%
       700   Adtran, Inc. (a)                                  18,287
       800   AMETEK, Inc.                                      23,450
     1,600   Amkor Technology. Inc. (a)                        14,950
       800   Applied Micro Circuits Corp. (a)                  20,700
     1,233   Artesyn Technologies, Inc. (a)                    19,727
         0   Aztec Technology Partners, Inc.                        3
       633   Baldor Electric Co.                               15,477
       500   Belden, Inc.                                      15,312
       400   Benchmark Stock Electroncs, Inc. (a)               8,000
       700   Berg Electronics Corp. (a)                        13,694
       200   C & D Technologies, Inc.                          11,600
       900   Calpine Corp. (a)                                 18,169
     2,300   Cirrus Logic, Inc.. (a)                           25,587
     1,100   Comfort Systems USA, Inc. (a)                     25,712
     1,400   Commscope, Inc. (a)                               22,662
     3,100   Cypress Semiconductor (a)                         25,768
       600   Dallas Semiconductor Corp                         18,618
       250   Encore Wire Corp. (a)                              4,031
       700   Esterline Technologies Corp. (a)                  14,393
       700   Etec Systems, Inc.                                24,631
       400   Fluke Corp.                                       13,150
       200   Franklin Electric Co., Inc.                       13,600
     1,400   KEMET Corp. (a)                                   18,419
       900   Lam Research Corp. (a)                            17,212
       500   Lattice Semiconductor Corp. (a)                   14,202
       500   Littelfuse, Inc. (a)                              12,625
     1,100   MagneTek, Inc. (a)                                17,325
     1,500   Mark IV Industries, Inc.                          32,437
       500   Marquette Medical Systems
               Class A (a)                                     12,827
     1,400   Methode Electronics, Inc. - Class A               21,700
     1,300   Microchip Technology, Inc. (a)                    33,962



 Shares            Description                               Value
 ------            -----------                               -----

     1,300   Micron Electronics, Inc. (a)                 $    15,681
       300   Moog, Inc. - Class A (a)                          11,456
       500   MRV Communications, Inc. (a)                      10,375
     1,100   Novellus Systems, Inc. (a)                        39,256
       300   Qlogic Corp. (a)                                  10,706
       400   Recoton Corp. (a)                                 13,400
     1,500   Sensormatic Electronics Corp. (a)                 21,000
       600   Silicon Valley Group, Inc. (a)                     9,637
       550   SLI, Inc. (a)                                     14,368
       900   SMART Modular Technologies, Inc. (a)              13,162
       400   Tecumseh Products Co. - Class A                   21,125
       900   Vicor Corp. (a)                                   12,487
     1,400   Vishay International, Inc. (a)                    25,112
     1,400   VLSI Technologies, Inc. (a)                       23,493
                                                          -----------
                                                              789,488
                                                          -----------

             Electronics - 2.35%
       300   Actel Corp. (a)                                    3,225
       400   Amphenol Corp. - Class A (a)                      15,600
       600   BMC Industries, Inc.                               5,250
       900   Burr-Brown Corp. (a)                              18,900
     1,050   Cable Design Technologies (a)                     21,656
     1,200   C-Cube Microsytems, Inc. (a)                      22,275
     1,200   Checkpoint Systems, Inc. (a)                      16,950
       300   Cohu, Inc.                                         7,294
       100   CopyTele, Inc. (a)                                   225
       800   Credence Systems Corp. (a)                        15,200
       500   CTS Corp.                                         14,906
       100   Cubic Corp.                                        2,387
     1,000   DII Group, Inc.. (a)                              17,062
       900   Dionex Corp. (a)                                  23,737
       800   Electroglas, Inc. (a)                             10,450
       500   FSI International, Inc. (a)                        4,844
       600   GenRad, Inc. (a)                                  11,850
     1,500   Gentex Corp. (a)                                  27,187
       500   Hadco Corp. (a)                                   11,656
     2,800   Integrated Device Technology, Inc. (a)            20,037
       500   Integrated Process Equipment Corp. (a)             5,625
     1,900   International Rectifier Corp. (a)                 16,150
     1,000   Kent Electronics Corp. (a)                        18,312
       600   Kuhlman Corp.                                     23,737
       400   Lo-Jack Corp. (a)                                  4,975
       700   Marshall Industries (a)                           19,075
       900   MTS Systems Corp.                                 14,456
       500   Nichols Research Corp. (a)                        13,656
       500   Nimbus CD International, Inc. (a)                  5,687
       700   Oak Industries, Inc.                              24,762
       300   Park Electrochemical Corp.                         6,337
       800   Photronics, Inc. (a)                              17,650
       500   Pioneer Standard Electronics, Inc.                 4,812
       400   Plexus Corp. (a)                                   7,950
       500   Rambus, Inc. (a)                                  30,562
     1,600   Read-Rite Corp. (a)                               14,500
       100   Rogers Corp. (a)                                   3,300
     2,000   S3, Inc. (a)                                      10,125


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       600   SDL, Inc. (a)                                $    14,325
       600   Service Experts, Inc. (a)                         20,700
       200   Siliconix, Inc. (a)                                4,900
       600   Speedfam International, Inc. (a)                  11,062
       400   Technitrol, Inc.                                  15,975
       400   Thermedics, Inc. (a)                               4,950
     1,000   Trimble Navigation Ltd. (a)                       16,187
       400   Triumph Group, Inc. (a)                           16,800
       800   Ultratech Stepper, Inc. (a)                       15,800
     1,100   Unitrode Corp. (a)                                12,650
       300   Veeco Instruments, Inc. (a)                        7,462
                                                          -----------
                                                              653,173
                                                          -----------


             Engineering - 0.13%
       800   Foster Wheeler Corp.                              17,150
       600   Granite Construction, Inc.                        18,375
                                                          -----------
                                                               35,525
                                                          -----------

             Engineering and Construction - 0.06%
       400   Stone & Webster, Inc.                             15,750
                                                          -----------

             Entertainment - 0.39%
       200   Churchill Downs, Inc.                              8,300
       550   Family Golf Centers, Inc. (a)                     13,922
       900   Florida Panthers Holdings, Inc. (a)               17,719
       400   Gaylord Entertainment, Inc.                       12,900
       100   GC Companies (a)                                   5,187
     1,400   Grand Casinos, Inc. (a)                           23,450
       800   Rio Hotel & Casino, Inc. (a)                      15,100
       400   Speedway Motorsports, Inc. (a)                    10,225
                                                          -----------
                                                              106,803
                                                          -----------

             Environmental Control - 0.61%
     6,800   Air and Water Tech. - Class A (a)                 21,250
       200   Thermo Ecotek Corp. (a)                            3,125
     1,200   Catalytica, Inc. (a)                              23,550
     1,400   Donaldson Co., Inc.                               32,987
       300   IMCO Reclycling, Inc.                              5,550
     1,500   Calgon Carbon Corp.                               14,906
     1,000   Dames & Moore, Inc.                               12,875
       300   Superior Services, Inc. (a)                       18,037
       600   Watsco, Inc. - Class A                            21,112
       400   Ionics, Inc. (a)                                  14,750
                                                          -----------
                                                              168,142
                                                          -----------

             Financial Services - 6.80%
     1,000   Aames Financial Corp.                             13,750
       900   ADVANTA Corp. - Class A                           19,743
       600   Affiliated Managers Group (a)                     22,462
       300   ALBANK Financial Corp.                            21,168
     1,050   AMCORE Financial, Inc.                            25,200
     1,000   AmeriCredit Corp. (a)                             35,687
       200   Ameritrade Holding Corp. (a)                       5,400
       500   Anchor Bancorp Wisconsin, Inc.                    19,531


 Shares            Description                               Value
 ------            -----------                               -----

     1,600   Arcadia Financial Ltd. (a)                   $    12,100
       900   ARM Financial Group, Inc. - Class A               19,912
        61   Associated Banc-Corp                               2,295
        15   Astoria Financial Corp.                              802
     1,000   BancorpSouth, Inc.                                21,000
       250   Bank of Granite Corp.                              7,875
     1,500   BankAtlantic Bancorp, Inc. - Class B              19,313
       600   Banknorth Group, Inc.                             22,200
       500   Bay View Capital Corp.                            15,875
       300   Bear Stearns Cos., Inc.                           17,063
       103   BOK Financial Corp.                                4,867
       420   BT Financial Corp.                                11,130
       100   Capital Factors Holdings, Inc. (a)                 1,762
       100   Capital One Financial Corp.                       12,418
       505   Chemical Financial Corp.                          21,557
       950   Citizens Banking Corp. (a)                        31,944
       300   CNB Bancshares, Inc.                              14,400
       410   Commerce Bancorp, Inc.                            23,985
       800   Commercial Federal Corp.                          25,300
       800   Community First Bankshares, Inc.                  20,950
       600   Conning Corp.                                     11,700
       500   ContiFinancial Corp. (a)                          11,562
       400   Corus Bankshares, Inc.                            16,100
     1,000   Credit Acceptance Corp. (a)                        8,500
       400   Cullen/Frost Bankers, Inc.                        21,700
       700   Cuno, Inc. (a)                                    15,137
       400   Dain Rausher Corp.                                21,900
       300   Delta Financial Corp. (a)                          5,512
     1,200   Doral Financial Corp.                             21,000
       410   Downey Financial Corp.                            13,402
       500   Eaton Vance Corp.                                 23,156
       600   Everen Capital Corp.                              16,500
       900   F &M National Corp.                               26,100
       610   Fidelity National Financial, Inc.                 24,286
       200   Financial Federal Corp. (a)                        5,362
       300   First Citizens BancShares, Inc.
               Class A                                         30,019
       600   First Colorado Bancorp, Inc.                      16,650
       305   First Financial Corp., Indiana                    15,364
       500   First Financial Holdings                          11,875
       400   First Midwest Bancorp, Inc.                       17,587
       400   First Sierra Financial, Inc. (a)                  12,200
       400   First United Bancshares, Inc.                     19,550
       600   First Western Bancorp, Inc.                       17,662
       300   Firstbank of Illinois Co.                         12,600
     1,100   FirstBank Puerto Rico                             28,600
       500   FirstFed Financial Corp.                          26,000
       500   Franchise Mortgage (a)                            13,031
       100   Fund American Enterprise Holdings                 14,800
       815   F.N.B. Corp.                                      27,201
       400   Hambrecht & Quist Group, Inc. (a)                 14,525
       400   Hancock Holding Co.                               21,200
       800   Headlands Mortgage Co. (a)                        15,000
       400   Healthcare Financial Partners, Inc. (a)           24,525
       406   HUBCO, Inc.                                       14,540



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     1,200   IMC Mortgage Co. (a)                         $    12,675
     1,200   Imperial Bancorp (a)                              36,000
     1,100   Imperial Credit Industries, Inc.                  25,850
       100   Investment Technology Group, Inc. (a)              2,750
       300   Investors Financial Services Corp.                15,900
       600   Irwin Financial Corp.                             17,437
       500   Jefferies Group, Inc.                             20,500
       100   John Nuveen Co. - Class A                          3,969
        33   Legg Mason, Inc.                                   1,900
     1,000   Local Financial Corp. (a)                         13,000
       400   Long Beach Financial (a)                           4,400
       700   MAF Bancorp, Inc.                                 25,462
       700   McDonald & Company Investments                    22,969
       650   Morgan Keegan, Inc.                               16,819
       700   Morrison Knudsen Corp. (a)                         9,844
       510   National City Bancshares, Inc.                    20,527
       500   National Penn Bancshares, Inc.                    17,000
       600   Ocwen Asset Investment Corp.                       9,937
       675   One Valley Bancorp, Inc.                          24,552
       900   Pheonix Investment Partners                        7,818
       900   Pioneer Group, Inc.                               23,681
       925   Provident Bankshares, Corp.                       27,287
       600   Queens County Bancorp, Inc.                       26,175
       840   Republic Bancorp, Inc.                            15,855
       415   Resource Bancshares Mortgage
               Group, Inc.                                      7,729
       700   Resources America, Inc. (a)                       20,737
       900   Roslyn Bancorp., Inc.                             20,081
       500   Silicon Valley Bancshares (a)                     17,797
       200   Southern Pacific Funding Corp. (a)                 3,137
        60   Soveriegn Bancorp, Inc..                             981
       800   St. Paul Bancorp, Inc.                            18,075
       600   TR Financial Corp.                                25,125
       500   Trans Financial, Inc.                             28,687
       500   Triad Guaranty, Inc. (a)                          17,000
       915   Trustco Bank Corp.                                24,019
       315   UMB Financial Corp.                               15,592
     1,000   UniCapital Corp. (a)                              19,125
     1,400   United Bankshares, Inc.                           47,710
     1,000   United Companies Financial Corp.                  15,625
       600   UST Corp.                                         15,900
       700   Vermont Financial Services Corp.                  19,206
       800   WesBanco, Inc.                                    21,500
     1,000   Westamerica Bancorporation                        32,125
       500   Westcorp, Inc.                                     6,875
       200   White River Corp. (a)                             18,100
       500   Whitney Holding Corp.                             25,375
                                                          -----------
                                                            1,887,343
                                                          -----------

             Food Service / Lodging - 0.70%
     1,500   Advantica Restaurant Group (a)                    14,625
       600   Bristol Hotel Co. (a)                             14,700
     1,000   Franchise Finance Corp. of America                25,937
     1,100   Luby's Cafeterias, Inc.                           19,319
     1,050   Marcus Corp.                                      18,769




 Shares            Description                               Value
 ------            -----------                               -----

     1,200   Planet Hollywood International, Inc. (a)     $     8,550
       900   P.J. America, Inc. (a)                            16,425
       600   Ruby Tuesday, Inc.                                 9,300
     1,800   Ryan's Family Steak Houses, Inc. (a)              18,450
       300   Sbarro, Inc.                                       8,137
       400   ShowBiz Pizza Time, Inc. (a)                      16,125
       800   Smithfield Foods, Inc. (a)                        24,400
                                                          -----------
                                                              194,737
                                                          -----------

             Foods - 1.06%
       600   American Italian Pasta Co. (a)                    22,350
       600   CellStar Corp. (a)                                 7,762
       600   Chiquita Brands International, Inc.                8,437
     1,200   Corn Products International (a)                   40,950
       400   Dreyer's Grand Ice Cream, Inc.                     8,050
       600   Earthgrains Co.                                   33,525
       400   International Multifoods Corp.                    11,000
       400   Lance, Inc.                                        8,950
       600   Michael Foods, Inc.                               17,625
       400   Performance Food Group, Inc. (a)                   7,950
       300   Pilgrims Pride Corp..                              6,000
     1,100   Ralcorp Holdings, Inc. (a)                        20,762
     1,100   Richfood Holdings, Inc.                           22,756
       500   Riviana Foods, Inc.                               11,531
       500   Smucker (J.M.) Co. - Class A                      12,406
        70   Suiza Foods Corp. (a)                              4,177
       100   United Natural Foods, Inc. (a)                     2,850
     1,200   Universal Foods Corp.                             26,625
        10   U.S. Food Service, Inc. (a)                          351
     1,000   Vlasic Foods International (a)                    20,125
                                                          -----------
                                                              294,182
                                                          -----------

             Forest Products and Paper - 0.20%
       600   Buckeye Technologies, Inc. (a)                    14,137
       600   Deltic Timber Corp.                               15,037
       600   Rayonier, Inc. (a)                                27,600
                                                          -----------
                                                               56,774
                                                          -----------

             Gaming - 0.07%
       800   Aztar Corp. (a)                                    5,450
       200   Dover Downs Entertainment                          6,200
       500   Station Casinos, Inc. (a)                          7,344
                                                          -----------
                                                               18,994
                                                          -----------

             Health Care - 1.02%
       300   Alternative Living Services, Inc. (a)              8,100
       800   Apria Healthcare Group, Inc. (a)                   5,350
       400   CareMatrix Corp. (a)                              10,775
     1,100   Concentra Managed Care, Inc. (a)                  28,600
       800   Henry Schein, Inc. (a)                            36,900
       400   IDX Systems Corp. (a)                             18,425
       400   Inhale Therapeutic Systems (a)                     9,900
       400   Mariner Health Group, Inc. (a)                     6,650
       400   MedQuist, Inc. (a)                                11,550
     1,700   Mid Atlantic Medical Services, Inc. (a)           19,550



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       600   NCS Healthcare Inc. - Class A (a)            $    17,100
     1,223   Paragon Health Network, Inc. (a)                  19,726
       300   Pediatrix Medical Group, Inc. (a)                 11,156
     1,600   PhyCor, Inc. (a)                                  26,500
       900   Renal Care Group, Inc. (a)                        39,656
       900   Sun Healthcare Group, Inc. (a)                    13,162
                                                          -----------
                                                              283,100
                                                          -----------

             Health Care-Diversified - 0.56%
       500   American Oncology Resources, Inc. (a)              6,110
       400   Brookdale Living Communities, Inc. (a)            10,250
       900   Cerner Corp. (a)                                  25,481
     1,200   Genesis Health Ventures, Inc. (a)                 30,000
       700   Hanger Orthopedic Group, Inc. (a)                 14,262
       400   HealthPlan Services Corp.                          7,000
     2,100   Oxford Health Plans, Inc. (a)                     32,156
       300   Superior Consultant Holdings Corp. (a)            12,937
     2,200   Vencor, Inc. (a)                                  15,950
                                                          -----------
                                                              154,146
                                                          -----------

             Holding Company - 0.54%
        50   Conectiv, Inc.                                     1,025
       500   Florida East Coast Industries, Inc.               14,625
       300   Frontier Financial Corp. (a)                      15,993
       700   People's Energy Corp.                             27,037
       600   Richmond County Financial Corp.                   11,212
       200   SLM Holding Corp.                                  9,800
       200   Tremont Corp. (a)                                 11,237
       400   Triarc Cos., Inc. (a)                              8,775
     1,400   Unisource Energy Corp. (a)                        22,050
     1,500   Walter Industries, Inc. (a)                       28,406
                                                          -----------
                                                              150,160
                                                          -----------

             Hospital Supplies and Health Care - 0.29%
     1,700   Alaris Medical, Inc. (a)                          11,793
     1,000   Haemonetics Corp. (a)                             16,000
       100   Landauer, Inc.                                     2,987
       200   Minimed, Inc. (a)                                 10,475
       200   Rural / Metro Corp. (a)                            2,600
       600   Sunrise Assisted Living, Inc. (a)                 20,625
       700   Thermo Cardiosystems, Inc. (a)                    15,925
                                                          -----------
                                                               80,405
                                                          -----------

             Hotel / Motel - 0.53%
     1,100   American General Hospitality Corp.                23,375
       900   Boyd Gaming Corp. (a)                              5,344
       900   CapStar Hotel Co. (a)                             25,200
     1,400   Choice Hotels Corp., Inc.  (a)                    18,987
     2,400   Extended Stay America, Inc. (a)                   27,000
       400   Homestead Village, Inc. (a)                        4,750
     1,200   Prime Hospitality Corp. (a)                       20,925
     1,200   Red Roof Inns, Inc. (a)                           20,325
                                                          -----------
                                                              145,906
                                                          -----------





 Shares            Description                               Value
 ------            -----------                               -----

             Household Furnishings - 0.63%
       600   Action Performance Cos., Inc. (a)            $    19,312
       200   Bassett Furniture Industries, Inc.                 5,637
       600   Cort Business Services Corp. (a)                  18,825
       400   Department 56, Inc. (a)                           14,200
       700   Fedders Corp.                                      4,681
       600   Garden Ridge Corp. (a)                            11,625
     2,100   Heilig-Meyers Co.                                 25,856
       700   Juno Lighting, Inc.                               16,537
       800   Kimball International Inc. - Class B              14,500
       400   La-Z-Boy Chair, Inc.                              22,600
       300   McGrath Rentcorp                                   6,337
       400   National Presto Industries, Inc.                  15,575
                                                          -----------
                                                              175,685
                                                          -----------

             Household Products - 0.22%
       400   Libbey, Inc.                                      15,325
       600   Toro Co.                                          20,550
       700   Windmere-Durable Holdings, Inc.                   25,069
                                                          -----------
                                                               60,944
                                                          -----------

             Housing Revenue - 0.11%
     1,000   Champion Enterprises, Inc. (a)                    29,250
                                                          -----------

             Human Resources - 0.48%
       400   Alternative Resources Corp. (a)                    4,950
       700   Kelly Services, Inc. - Class A                    24,762
       800   Labor Ready, Inc. (a)                             24,150
     1,200   Novacare Employee Services, Inc. (a)              11,400
     2,400   Olsten Corp.                                      26,850
     1,200   Personnel Group of America, Inc. (a)              24,000
       600   Staff Leasing, Inc. (a)                           17,700
                                                          -----------
                                                              133,812
                                                          -----------

             Insurance - 3.84%
       500   Acceptance Insurance Cos., Inc. (a)               12,281
     1,000   Alfa Corp.                                        20,750
       600   Allied Group, Inc.                                28,087
       400   American Annuity Group, Inc.                       9,625
       400   American Heritage Life                             9,250
       800   Amerin Corp. (a)                                  23,350
       467   AmerUs Life Holdings, Inc. - Class A              15,119
       400   Argonaut Group, Inc.                              12,650
       400   Baldwin & Lyons, Inc. - Class B                    9,300
       500   Berkley (W.R.) Corp.                              20,031
       300   Capital Re Corp.                                  21,487
       200   Capitol Transamerica Corp.                         4,112
       300   Chicago Title Corp. (a)                           13,856
       500   ChoicePoint, Inc. (a)                             25,625
       500   CMAC Investment Corp.                             30,750
       900   CNA Surety Corp. (a)                              10,912
       600   Commerce Group Inc.                               23,250
     1,400   Coventry Corp. (a)                                20,825
       506   Delphi Financial Group, Inc. - Class A            28,494
       600   Enhance Financial Services Group, Inc.            20,250



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       400   Executive Risk, Inc.                         $    29,500
       200   E.W. Blanch Holdings, Inc.                         7,350
     1,100   FBL Financial Group, Inc. - Class A               28,188
       300   First American Financial Corp.                    27,000
       400   Foremost Corp. of America                          9,650
     1,210   Frontier Insurance Group, Inc.                    27,301
       700   Gallagher (Arthur J.) & Co.                       31,325
       200   Guarantee Life Companies, Inc.                     4,375
       800   HCC Insurance Holdings, Inc.                      17,600
       300   Highlands Insurance Group, Inc. (a)                5,550
       600   HSB Group, Inc.                                   32,100
       900   John Alden Financial Corp.                        19,800
       400   JSB Financial, Inc.                               23,425
       200   Kansas City Life Insurance Co.                    18,200
       500   Landamerica Financial Group                       28,625
       270   Liberty Corp.                                     13,584
       300   Life Re Corp.                                     24,862
     1,000   Life USA Holding, Inc.                            12,937
       100   Markel Corp. (a)                                  17,800
       920   Medical Assurance, Inc.                           25,530
       300   MMI Companies, Inc.                                6,937
       400   NAC Re Corp.                                      21,350
     1,000   Penncorp Financial Group, Inc.                    20,500
       450   Poe & Brown, Inc.                                 16,734
       900   Presidential Life Corp.                           19,237
       600   PXRE Corp.                                        18,000
       600   Reinsurance Group of America                      35,475
       600   Risk Capital Holdings, Inc. (a)                   14,962
       250   RLI Corp.                                         10,172
       600   SCPIE Holdings, Inc.                              20,325
     1,200   Selective Insurance Group, Inc.                   26,887
       100   State Auto Financial Corp.                         3,187
       900   TIG Holdings, Inc.                                20,700
       200   Trenwick Group, Inc.                               7,769
       800   UICI (a)                                          21,800
       400   United Fire & Casualty Co.                        15,675
       600   Vesta Insurance Group, Inc.                       12,787
       300   Zenith National Insurance Corp.                    8,456
                                                          -----------
                                                            1,065,659
                                                          -----------

             Leisure Related - 0.73%
       200   AMC Entertainment, Inc. (a)                        3,612
       200   Anchor Gaming (a)                                 15,525
       400   Arctic Cat, Inc.                                   3,950
       800   Bally Total Fitness Holding Corp. (a)             28,800
       200   Carmike Cinemas, Inc. - Class A (a)                5,387
       700   Coachmen Industries, Inc.                         18,287
     1,300   Handleman Co. (a)                                 14,950
       700   Jostens, Inc.                                     16,887
       400   K2, Inc.                                           7,050
       500   Premier Parks, Inc. (a)                           33,312
       550   Signature Resorts, Inc. (a)                        9,075
       500   Toy Biz, Inc. (a)                                  4,625
     1,000   Vail Resorts, Inc. (a)                            26,625
       300   Vistana, Inc. (a)                                  5,512


 Shares            Description                               Value
 ------            -----------                               -----

       200   West Marine, Inc. (a)                        $     3,600
       400   Winnebago Industries                               5,100
                                                          -----------
                                                              202,297
                                                          -----------

             Machinery - 1.97%
       803   Albany International Corp. - Class A              19,210
       200   Allied Products                                    4,237
       500   Applied Industrial Technology, Inc.               10,344
       600   Applied Power, Inc. - Class A                     20,625
       400   Aviall, Inc.  (a)                                  5,475
       500   Blount International, Inc. - Class A              14,250
       500   Briggs & Stratton Corp.                           18,718
       300   Chart Industries, Inc.                             7,162
       900   Cincinnati Milacron, Inc.                         21,937
       200   Coin Machine Laundry Corp. (a)                     4,725
       500   Columbus McKinnon Corp.                           13,000
       300   Commercial Intertech Corp.                         5,437
       500   DT Industries, Inc.                               12,125
     1,000   Flowserve Corp.                                   24,375
       550   Gardner Denver Machinery, Inc. (a)                15,159
       200   Gleason Corp.                                      5,625
     1,000   Global Industrial Technologies, Inc. (a)          14,375
       400   Helix Technology Corp.                             6,000
     1,000   IDEX Corp.                                        34,500
     1,200   Indus International, Inc. (a)                     14,400
       900   Jacobs Engineering Group. Inc. (a)                28,912
     1,400   JLG Industries, Inc.                              28,262
       900   Kulicke & Soffa Industries, Inc. (a)              15,300
       400   Lincoln Electric Co.                               8,850
       250   Lindsay Manufacturing Co.                          6,781
       400   Manitowoc Co., Inc.                               16,150
       200   Maverick Tube Corp. (a)                            2,325
       500   Nordson Corp.                                     23,500
       500   OmniQuip International, Inc.                       9,250
       600   Presstek, Inc. (a)                                 6,712
       800   Regal-Beloit Corp.                                22,800
       200   Robbins & Myers, Inc.                              5,812
       700   Roper Industries, Inc.                            18,287
       200   SPS Technologies, Inc.                            11,700
       400   Tennant Co.                                       17,700
       700   Terex Corp. (a)                                   19,950
       100   ThermoQuest Corp.                                  1,493
       400   Watts Industries Inc. - Class A                    8,350
       400   Zebra Technologies Corp.
               Class A (a)                                     17,100
       300   Zoltek Cos., Inc. (a)                              6,037
                                                          -----------
                                                              546,950
                                                          -----------

             Manufacturing - 1.67%
       200   Advanced Energy Industries (a)                     2,325
       200   Advanced Lighting Technologies, Inc. (a)4,650
       400   Aftermarket Technology Corp. (a)                   7,500
       600   American Homestar Corp. (a)                       14,362
       300   Bacou USA (a)                                      6,244
       400   Brady (W.H.) Co.                                  11,125
       400   Carbide Graphite Group (a)                        11,125



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       200   Carbo Ceramics, Inc.                         $     6,825
     1,050   Clarcor, Inc.                                     22,050
       300   Daniel Industries                                  5,700
       600   Essex International, Inc. (a)                     14,175
     1,300   Fisher Scientific International                   18,769
       400   Fleetwood Enterprises                             16,000
       300   Furon Co.                                          5,437
       800   GenCorp., Inc.                                    21,000
       200   General Binding Corp. (a)                          7,362
       700   Graco, Inc.                                       24,412
       600   Griffon Corp. (a)                                  7,687
       600   Harman International Industries, Inc.             23,100
       300   Holophane Corp. (a)                                7,650
       500   Lydall, Inc. (a)                                   7,281
       700   Matthews International Corp.
               Class A                                         17,194
       600   MotivePower Industries, Inc. (a)                  14,700
       500   Nortek, Inc. (a)                                  15,375
     1,050   Paxar Corp. (a)                                   12,075
       100   Penske Motorsports (a)                             2,919
       400   Plantronics, Inc. (a)                             20,600
       500   Polymer Group, Inc. (a)                            5,812
       400   Rental Service Corp. (a)                          13,450
       300   Republic Group, Inc.                               6,300
       600   RMI Titanium Co. (a)                              13,650
       146   Samsonite Corp. (a)                                1,579
       100   Sequa Corp. - Class A (a)                          6,675
       200   Standex International Corp.                        5,925
       200   Starrett (L.S.) Co. - Class A                      7,900
       125   Superior Telecommunications, Inc. (a)              5,202
       200   Synthetic Industries, Inc. (a)                     2,912
       200   ThermoLase Corp. (a)                               1,450
       400   Thor Industries, Inc.                             11,075
       285   Tredegar Industries, Inc.                         24,189
       500   Twinlab Corp. (a)                                 21,844
       300   Westinghouse Air Brake Co.                         7,912
                                                          -----------
                                                              463,517
                                                          -----------

             Marketing - 0.09%
       200   Abacus Direct Corp. (a)                           10,387
       200   CKS Group, Inc. (a)                                3,600
     1,600   SITEL Corp. (a)                                   10,600
                                                          -----------
                                                               24,587
                                                          -----------

             Medical - Hospital Management Services - 0.74%
       200   Atria Communities, Inc. (a)                        3,450
       200   Closure Medical Corp. (a)                          4,975
       900   Health Care Property Investors, Inc.              32,456
        32   Integrated Health Services, Inc.                   1,200
         1   LCA-Vision, Inc. (a)                                   3
     1,100   Magellan Health Services, Inc. (a)                27,912
     1,800   Medaphis Corp. (a)                                10,800
       200   Medical Manager Corp. (a)                          5,525
       300   National Surgery Centers, Inc. (a)                 8,719
     1,400   NovaCare, Inc. (a)                                16,450




 Shares            Description                               Value
 ------            -----------                               -----

     1,200   Orthodontic Centers of America, Inc. (a)     $    25,125
     1,100   Physician Reliance Network (a)                    12,581
       600   Quest Diagnostic, Inc. (a)                        13,125
       300   Res-Care, Inc. (a)                                 5,531
       950   Sierra Health Services, Inc. (a)                  23,928
        34   Total Renal Care Holdings (a)                      1,173
       500   Vitalink Pharmacy Services, Inc. (a)              11,031
                                                          -----------
                                                              203,984
                                                          -----------

             Medical Biotechnology - 1.20%
       800   Advanced Tissue Sciences, Inc. (a)                 3,550
       500   Affymetrix, Inc. (a)                              12,031
       700   Agouron Pharmaceuticals, Inc. (a)                 21,219
       700   Alkermes, Inc. (a)                                12,512
       200   Biomatrix, Inc. (a)                                8,200
       500   Bio-Rad Laboratories, Inc. - Class A (a)          15,312
     1,000   Bio-Technology General Corp. (a)                   7,094
       500   Cytogen Corp. (a)                                    391
       600   Cytyc Corp. (a)                                    9,787
     3,200   Gensia Sicor, Inc. (a)                            12,800
       700   Human Genome Sciences, Inc. (a)                   24,981
       300   Hvide Marine, Inc. - Class A (a)                   4,069
     1,200   IDEXX Laboratories Inc. (a)                       29,850
       200   IGEN International, Inc. (a)                       8,175
       200   Martek Biosciences Corp. (a)                       2,912
       600   MedImmune, Inc. (a)                               37,425
     1,100   Millennium Pharmaceuticals, Inc. (a)              15,537
       600   Neurex Corp. (a)                                  18,225
       200   Neurogen Corp. (a)                                 3,550
       693   Organogenesis, Inc. (a)                           13,687
       700   Regeneron Pharmaceuticals, Inc. (a)                6,452
       600   SangStat Medical Corp. (a)                        18,825
       600   Transkaryotic Therapies, Inc. (a)                 15,450
       700   Vical, Inc. (a)                                   11,856
       300   VISX, Inc. (a)                                    17,850
                                                          -----------
                                                              331,740
                                                          -----------

             Medical Supplies - 1.62%
       500   Acuson Corp. (a)                                   9,093
       700   ADAC Laboratories (a)                             15,750
       200   Arrow International, Inc.                          5,487
       500   ATL Ultrasound, Inc.                              22,812
     1,100   Ballard Medical Products                          19,800
       400   Barr Laboratories, Inc. (a)                       15,900
       600   Coherent, Inc. (a)                                10,294
       300   CONMED Corp. (a)                                   6,900
       300   Cooper Companies, Inc. (a)                        10,931
       600   Datascope Corp. (a)                               15,937
       600   Diagnostic Products Corp.                         17,325
       525   Enzo Biochem, Inc.                                 7,022
       300   Hologic, Inc. (a)                                  5,456
       600   Invacare Corp.                                    15,375
       200   LabOne, Inc.                                       3,325
     1,400   Laboratory Corporation of America
               Holdings (a)                                     3,237


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       200   Life Technologies, Inc.                      $     6,275
       200   Maxxim Medical, Inc. (a)                           5,800
       800   Mentor Corp.                                      19,400
       300   OEC Medical Systems, Inc.                          6,750
       800   Patterson Dental Co. (a)                          29,300
     1,500   PharMerica, Inc. (a)                              18,093
       700   Physio-Control International Corp. (a)            18,419
     1,650   PSS World Medical, Inc. (a)                       24,131
       300   ResMed, Inc. (a)                                  13,668
     1,076   Respironics, Inc. (a)                             16,745
       600   Serologicals Corp. (a)                            19,350
       900   Sunrise Medical, Inc. (a)                         13,500
       400   Techne Corp. (a)                                   7,625
       900   Theragenics Corp. (a)                             23,456
       200   Thermotrex Corp. (a)                               3,425
       200   Trex Medical Co. (a)                               3,300
       500   Ventana Medical Systems, Inc. (a)                 14,000
       700   Vivus, Inc. (a)                                    4,222
       600   West Co., Inc.                                    16,987
                                                          -----------
                                                              449,090
                                                          -----------

             Metals - 0.86%
     1,300   ASARCO Inc.                                       28,925
       200   Barnes Group, Inc.                                 5,412
       800   Brush Wellman, Inc.                               16,450
       300   Castle (A.M.) & Co.                                6,600
       400   Commonwealth Industries, Inc.                      4,000
     1,000   Metals USA, Inc. (a)                              17,250
       800   Mueller Industries, Inc. (a)                      29,700
       500   Precision Castparts Corp.                         26,687
       600   Quanex Corp.                                      18,187
       400   Ryerson Tull, Inc. - Class A (a)                   8,200
       200   Special Metals Corp. (a)                           2,800
       400   Titanium Metals Corp. (a)                          8,825
       900   Valmont Industries, Inc.                          17,972
       600   Wolverine Tube, Inc. (a)                          22,800
       800   Wyman-Gordon Co. (a)                              15,950
       300   Zero Corp.                                         8,512
                                                          -----------
                                                              238,270
                                                          -----------

             Metals and Mining - 0.57%
     1,150   AMCOL International Corp.                         13,872
     5,500   Battle Mountain Gold Co.                          32,656
       400   Century Aluminum Company                           5,900
       400   Cleveland-Cliffs, Inc.                            21,575
     1,100   Getchell Gold Corp. (a)                           16,912
     2,400   Hecla Mining Co. (a)                              12,750
     1,400   Kaiser Aluminum Corp. (a)                         13,387
       200   MAXXAM, Inc. (a)                                  11,350
       400   Minerals Technologies, Inc.                       20,350
       300   Stillwater Mining Co. (a)                          8,137
                                                          -----------
                                                              156,889
                                                          -----------



 Shares            Description                               Value
 ------            -----------                               -----

             Miscellaneous - 0.88%
       200   Andrx Corp. (a)                              $     7,350
       700   Central Garden & Pet Co. (a)                      21,787
       300   Coast Federal Litigation Contingent
               Payment Rights Trust (a)                         4,537
     1,000   Cymer, Inc. (a)                                   16,125
       700   D.R. Horton, Inc.                                 14,612
       400   Houston Exploration Co. (a)                        9,175
       300   HS Resources, Inc. (a)                             4,369
     1,300   Marine Drilling Co., Inc. (a)                     20,800
       700   Meridian Resource Corp. (a)                        4,944
       300   Micrel, Inc. (a)                                   9,750
       700   Norrel Corp.                                      13,956
       200   PEC Israel Economic Corp. (a)                      4,775
     1,200   Pride International, Inc. (a)                     20,325
       600   SIPEX Corp. (a)                                   12,900
       500   Sola International, Inc. (a)                      16,344
         1   Sunburst Hospitality Corp. (a)                         8
     1,500   Titan Exploration, Inc. (a)                       13,312
       400   Trico Marine Services, Inc. (a)                    5,475
     1,200   UNOVA, Inc. (a)                                   25,800
       400   Woodward Governor Co.                             12,350
       600   Zapata Corp.                                       5,925
                                                          -----------
                                                              244,619
                                                          -----------

             Natural Gas - 0.13%
     1,000   Hanover Compressor Co. (a)                        27,062
       205   Semco Energy, Inc.                                 3,600
       210   Southern Union Co.                                 6,772
                                                          -----------
                                                               37,434
                                                          -----------

             Office Equipment and Computers - 0.81%
       700   Aaron Rents, Inc.                                 14,000
       700   American Business Products, Inc.                  14,350
     2,600   Corporate Express, Inc. (a)                       32,987
       300   Hunt Corp.                                         7,106
     1,700   Intergraph Corp. (a)                              14,556
       600   Knoll, Inc. (a)                                   17,550
       600   New England Business Service, Inc.                19,350
       600   Scotsman Industries, Inc.                         16,650
       300   Standard Register Co.                             10,631
       700   Thomas Industries, Inc.                           17,106
       600   United Stationers, Inc. (a)                       38,850
     1,000   Wallace Computer Services, Inc.                   23,750
                                                          -----------
                                                              226,886
                                                          -----------

             Office Equipment-Service - 0.00%
       300   American Pad & Paper Co. (a)                       1,518
                                                          -----------

             Oil Related - 2.59%
       200   Aquila Gas Pipeline Corp.                          2,462
       400   Arch Coal, Inc.                                    9,950
       400   Atwood Oceanics, Inc.. (a)                        15,925
       700   Barrett Resources Corp. (a)                       26,250


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

       600   Benton Oil & Gas Co. (a)                     $     6,375
       300   Berry Petroleum Co. - Class A                      3,900
     1,000   Brown (Tom), Inc. (a)                             18,812
       600   Cabot Oil & Gas Corp. - Class A                   12,000
     2,420   Chesapeake Energy Corp.                            9,680
       500   Comstock Resources, Inc. (a)                       3,719
     1,400   Cross Timbers Oil Co.                             26,687
       800   Devon Energy Corp.                                27,950
     3,100   EEX Corp. (a)                                     29,062
       300   Forcenergy, Inc. (a)                               5,344
     1,100   Forest Oil Corp. (a)                              15,744
       200   Getty Realty Corp.                                 3,875
     3,000   Grey Wolf, Inc. (a)                                9,562
     2,600   Harken Energy Corp. (a)                           12,512
     1,100   Helmerich & Payne, Inc.                           24,681
     1,000   KCS Energy, Inc.                                  11,437
     2,700   Kelley Oil & Gas Corp. (a)                         6,244
       500   Key Energy Group, Inc. (a)                         6,562
       800   Lone Star Technologies, Inc. (a)                  12,200
       900   Louis Dreyfus Natural Gas Corp. (a)               17,044
       600   Newfield Exploration Co. (a)                      14,925
     2,300   Newpark Resources, Inc. (a)                       25,587
       700   Nuevo Energy Co. (a)                              22,487
       900   Oceaneering International, Inc. (a)               15,975
     2,400   Parker Drilling Co. (a)                           16,950
       600   Patterson Energy, Inc. (a)                         5,868
       700   Plains Resources Inc. (a)                         12,512
     1,200   Pogo Producing Co.                                30,150
       800   Pool Energy Services Co. (a)                      11,800
     1,400   Quaker State Corp.                                22,925
       300   Rutherford-Moran Oil Group (a)                     6,037
     2,300   Santa Fe Energy Resources                         24,725
       300   SEACOR Smit, Inc. (a)                             18,394
     1,400   Seagull Energy Corp. (a)                          23,187
     1,300   Snyder Oil Corp.                                  25,919
       600   Stone Energy Corp. (a)                            21,337
       200   St. Mary Land & Exploration Co.                    4,825
       220   Swift Energy Co. (a)                               3,506
       800   Tesoro Petroleum Corp. (a)                        12,700
     1,000   TransMontaigne Oil Co. (a)                        14,875
     1,100   Tuboscope Vetco International Corp. (a)           21,725
     1,400   Vintage Petroleum, Inc.                           26,425
       900   Western Gas Resources, Inc.                       13,162
       300   Zeigler Coal Holding Co.                           5,137
                                                          -----------
                                                              719,110
                                                          -----------

             Oil Supplies and Construction - 0.25%
       500   Belco Oil & Gas (a)                                4,375
       600   Cliffs Drilling Co. (a)                           19,687
     1,400   Input/Output, Inc.. (a)                           24,937
       500   Lomak Petroleum, Inc.                              5,219
       900   Seitel, Inc. (a)                                  14,569
                                                          -----------
                                                               68,787
                                                          -----------



 Shares            Description                               Value
 ------            -----------                               -----

             Paper - 0.52%
       900   Caraustar Industries, Inc.                   $    25,987
     1,200   Glatefelter (P.H.) Co.                            18,975
       800   Media General Inc. - Class A                      39,400
       600   Potlatch Corp.                                    25,200
       500   Rock-Tenn Co. - Class A                            6,281
     1,280   Wausau-Mosinee Paper Co.                          29,280
                                                          -----------
                                                              145,123
                                                          -----------

             Pharmaceuticals - 1.62%
       400   Algos Pharmaceuticals Corp. (a)                   10,800
       700   ALPHARMA, Inc. - Class A                          15,400
       600   Axys Pharmaceuticals, Inc. (a)                     4,275
       333   Bindley Western Industries, Inc.                  10,989
       203   Block Drug Co., Inc. - Class A                     7,714
     1,000   Carter-Wallace, Inc.                              18,062
       700   Columbia Laboratories, Inc. (a)                    4,025
       500   Coulter Pharmaceutical, Inc. (a)                  15,187
     1,400   Covance, Inc. (a)                                 32,725
       300   Curative Health Services, Inc. (a)                 8,550
     1,100   Dura Pharmaceuticals, Inc. (a)                    24,612
       800   Fuisz Technologies Ltd. (a)                        8,850
       300   GelTex Pharmaceuticals, Inc. (a)                   5,587
       600   Guilford Pharmaceuticals, Inc. (a)                10,575
        50   ICN Pharmaceuticals, Inc.                          2,284
       800   ICOS Corp. (a)                                    15,300
       700   IDEC Pharmaceuticals Corp. (a)                    16,494
       800   Immune Response Corp. (a)                         12,000
     3,200   IVAX Corp. (a)                                    29,600
     1,400   Ligand Pharmaceuticals, Inc.
               Class B (a)                                     18,025
       100   Miravant Medical Technologies (a)                  2,209
     1,800   NBTY, Inc. (a)                                    33,075
       400   Owens & Minor, Inc. Holding Co.                    4,000
       800   PAREXEL International Corp. (a)                   29,100
       600   PathoGenesis Corp. (a)                            17,400
     2,400   Perrigo Co. (a)                                   24,150
       700   Pharmaceutical Product Development, Inc. (a)      15,400
       300   Schein Pharmaceutical, Inc. (a)                    7,987
       800   Sepracor, Inc. (a)                                33,200
       400   Triangle Pharmaceuticals, Inc. (a)                 5,950
       600   U.S. Bioscience, Inc. (a)                          4,912
                                                          -----------
                                                              448,437
                                                          -----------

             Photography and Optical - 0.10%
       120   CPI Corp.                                          2,857
       300   Innovex, Inc.                                      3,919
     1,200   Oakley, Inc. (a)                                  16,050
       300   X-Rite, Inc.                                       4,106
                                                          -----------
                                                               26,932
                                                          -----------

             Printing and Publishing - 1.47%
       900   American Media, Inc. - Class A (a)                 5,962
       700   Banta Corp.                                       21,612
       600   Big Flower Press Holdings, Inc. (a)               18,000



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     700   Bowne & Co., Inc.                              $    31,500
     300   Consolidated Graphics, Inc. (a)                     17,700
   1,300   Harland (John H.) Co.                               22,019
   1,400   Hollingher International                            23,800
     900   Houghton Mifflin Co.                                28,800
     600   Journal Register Co. (a)                            10,050
   1,000   Lee Enterprises. Inc.                               30,625
   1,200   Mail Well, Inc. (a)                                 26,025
     500   McClatchy Company, Inc. - Class A                   17,312
     700   Merrill Corp.                                       15,443
     600   Petersen Companies, Inc.                            15,375
     200   Plenum Publishing Corp.                             14,650
     200   Scholastic Corp. (a)                                 7,975
     900   Valassis Communications, Inc. (a)                   34,706
     100   Value Line, Inc.                                     3,825
     500   Wiley (John) & Sons, Inc. - Class A                 30,437
       1   Workflow Management, Inc. (a)                            5
     900   World Color Press, Inc. (a)                         31,500
                                                          -----------
                                                              407,321
                                                          -----------

           Professional Services - 1.00%
     600   ABR Information Services, Inc. (a)                  14,250
     300   Administaff, Inc. (a)                               13,837
     700   BA Merchant Services, Inc. (a)                      14,131
     900   Century Business Services, Inc. (a)                 18,000
     400   Complete Business Solutions, Inc. (a)               14,375
     200   Education Management Corp. (a)                       6,575
     500   First Consulting Group, Inc. (a)                    13,125
     450   Metzler Group, Inc. (a)                             16,481
     400   On Assignment, Inc. (a)                             13,975
     900   PMT Services, Inc. (a)                              22,894
     200   Profit Recovery Group International (a)              5,587
     600   Renaissance Worldwide, Inc. (a)                     13,050
     200   Scientific Games Holdings Corp. (a)                  4,600
     400   Sturm Ruger & Co., Inc.                              6,700
     875   TETRA Technologies, Inc. (a)                        21,219
     200   UniFirst Corp.                                       5,000
     700   Veritas DGC, Inc. (a)                               34,956
     800   Veterinary Centers of America, Inc. (a)             15,050
     200   Vincam Group, Inc. (a)                               3,925
     500   Wackenhut Corp. - Class A                           11,312
     300   Wackenhut Corrections Corp. (a)                      7,012
                                                          -----------
                                                              276,054
                                                          -----------

           Real Estate - 7.30%
   1,000   American Health Properties, Inc.                    25,250
     900   Amli Residential Properties Trust                   19,293
      60   Avalon Bay Communites, Inc.                          2,265
     300   Avatar Holdings, Inc. (a)                            8,362
   1,000   Bedford Property Investors                          18,250
   1,900   Berkshire Realty Co., Inc.                          22,206
     400   Boykin Lodging Company                               8,675
     800   Bradley Real Estate, Inc.                           16,900
   1,200   Brandywine Realty Trust                             26,850
   1,000   BRE Properties, Inc. - Class A                      26,062



 Shares            Description                               Value
 ------            -----------                               -----

     500   Burnham Pacific Properties, Inc.               $     7,094
     700   Cabot Industrial Trust                              15,137
     927   Camden Property Trust                               27,577
     900   Capital Automotive REIT                             12,768
   2,200   Capstead Mortgage Corp.                             18,425
   1,100   Capstone Capital Corp.                              25,300
     500   Castle & Cooke, Inc.  (a)                            9,500
     500   CB Richard Ellis Services, Inc. (a)                 16,718
   1,100   CBL & Associates Properties, Inc.                   26,675
     700   CCA Prison Realty Trust                             21,437
     800   CenterPoint Properties Corp.                        26,450
     700   Chateau Communities, Inc.                           20,125
     700   Chelsea GCA Realty, Inc.                            28,000
     800   Colonial Properties Trust                           24,800
     500   Commercial Net Lease Realty                          8,094
     500   Cornerstone Realty Income Trust, Inc.                5,719
   1,000   Cousins Properties, Inc.                            29,875
     700   CRIIMI MAE, Inc.                                     9,712
     600   Developers Diversified Realty Corp.                 23,512
   1,900   Dynex Capital, Inc.                                 21,137
     300   EastGroup Properties, Inc.                           6,019
   1,600   Equity Inns, Inc.                                   21,100
     400   Essex Property Trust, Inc.                          12,400
     400   Excel Legacy Corp. (a)                               1,750
   1,000   Excel Realty Trust, Inc.                            28,937
   1,500   Fairfield Communities, Inc. (a)                     28,781
     900   Federal Realty Investment Trust                     21,656
     400   Felcor Suite Hotels, Inc.                           12,550
     900   First Industrial Realty Trust, Inc.                 28,575
     300   First Union Real Estate                              2,775
     300   Forest City Enterprises, Inc. - Class A             17,756
     900   Gables Residential Trust                            24,412
     800   General Growth Properties                           29,850
   1,100   Glenborough Realty Trust, Inc.                      29,012
     500   Glimcher Realty Trust                                9,719
     300   Great Lakes REIT, Inc.                               5,231
     600   Grubb & Ellis Co. (a)                                8,550
     900   Health Care REIT, Inc.                              22,950
   1,000   Healthcare Realty Trust, Inc.                       27,250
     700   Home Properties of New York, Inc.                   18,681
      25   Horizon Group, Inc.                                    165
     700   Hospitality Properties Trust                        22,487
   1,200   Impac Mortgage Holdings, Inc.                       18,675
   1,400   Imperial Credit Commercial
             Mortgage Investment Corp.                         18,287
     700   Innkeepers USA Trust                                 8,837
     900   Insignia Financial Group, Inc.
             Class A (a)                                       22,050
   1,800   IRT Property Co.                                    19,800
     400   Irvine Apartment Communities, Inc.                  11,575
     900   JDN Realty Corp.                                    28,687
     200   JP Realty, Inc.                                      4,712
     600   Kilroy Realty Corp.                                 15,000
     300   Kimco Realty Corp.                                  12,300
   1,000   Koger Equity, Inc.                                  20,187



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     600   LaSalle Partners, Inc. (a)                     $    26,700
     900   LNR Property Corp.                                  23,062
     600   LTC Properties, Inc.                                11,175
     600   Macerich Co.                                        17,587
     700   Manufactured Home Communities, Inc.                 16,887
     600   Meridian Industrial Trust, Inc.                     13,800
     800   Merry Land & Investments Company, Inc.              16,850
     300   MGI Properties, Inc.                                 7,856
     200   Mid-America Apartment Communities, Inc.              5,262
   1,050   Mid-Am, Inc.                                        26,512
     600   Mills Corp.                                         14,400
     700   National Golf Properties, Inc.                      21,000
     600   National Health Investors, Inc.                     19,950
   1,600   Nationwide Health Properties, Inc.                  38,200
   1,300   New Plan Realty Trust                               31,850
     500   OMEGA Healthcare Investors, Inc.                    17,562
     300   Pacific Gulf Properties, Inc.                        6,394
     200   Penn Treaty Amer Corp. (a)                           6,300
     500   Pennsylvania Real Estate Investment
             Trust                                             11,093
      84   Post Properties, Inc.                                3,234
     900   Prentiss Properties Trust                           21,881
     300   Price Enterprises, Inc.                              5,512
   1,798   Prime Retail, Inc.                                  21,464
     200   PS Business Parks, Inc.                              4,700
     500   Pulte Corp.                                         14,937
   1,100   Realty Income Corp.                                 29,287
     800   Reckson Association Realty Corp.                    18,900
     400   Redwood Trust, Inc.                                  7,025
   1,100   RFS Hotel Investors, Inc.                           20,900
   1,000   Security Capital Atlantic, Inc.                     22,312
     900   Security Capital Group, Inc.
             Class B (a)                                       23,962
   1,200   Shurgard Storage Centers, Inc.
             Class A                                           33,300
     500   Smith (Charles E.) Residential Realty, Inc.         16,000
     700   Sovran Self Storage, Inc.                           19,775
     500   Storage Trust Realty                                11,687
     500   Storage USA, Inc.                                   17,500
     700   Summit Properties, Inc.                             13,256
     800   Sun Communities, Inc.                               26,500
     700   Sunstone Hotel Investors, Inc.                       9,319
     600   Taubman Centers, Inc.                                8,550
     500   Thornburg Mortgage Asset Corp.                       6,094
     300   Tower Realty Trust, Inc.                             6,712
     700   Town & Country Trust                                11,594
     700   Trammel Crow Co. (a)                                23,406
     900   TriNet Corporate Realty Trust                       30,600
   1,900   United Dominion Realty Trust, Inc.                  26,362
     300   Urban Shopping Centers, Inc.                         9,450
     400   Walden Residential Properties, Inc.                  9,800
   1,500   Washington Real Estate Investment Trust             26,062
     900   Weeks Corp.                                         28,462
     500   Weingarten Realty, Inc.                             20,906
     500   Western Investment Real Estate                       6,844



 Shares            Description                               Value
 ------            -----------                               -----

   1,300   Westfield America, Inc.                        $    23,887
                                                          -----------
                                                            2,025,504
                                                          -----------

           Retail - 3.38%
     300   99 Cents Only Stores                                12,450
     400   American Eagle Outfitters (a)                       15,425
     800   Ames Department Stores, Inc. (a)                    21,050
     700   AnnTaylor Store Corp. (a)                           14,831
     300   Buckle, Inc. (a)                                     8,850
   1,600   Buffets, Inc. (a)                                   25,100
     800   Burlington Coat Factory Warehouse                   18,000
   1,900   Casey's General Stores, Inc.                        31,469
   1,000   Cash America International Inc.                     15,250
   1,000   Claire's Stores, Inc.                               20,500
     400   Coldwater Creek, Inc. (a)                           11,000
     500   Cole National Corp. - Class A (a)                   20,000
     500   Compucom Systems, Inc.                               3,250
     200   Copart, Inc. (a)                                     4,625
     400   Discount Auto Parts, Inc. (a)                       10,400
     400   Dress Barn, Inc. (a)                                 9,950
     600   Duane Reade, Inc. (a)                               18,000
     900   Eagle Hardware & Garden, Inc. (a)                   20,812
     500   Elder-Beerman Stores Corp. (a)                      13,343
     400   Fabri-Centers of America - Class A (a)              10,950
   1,100   Fingerhut Companies, Inc.                           36,300
     600   Finish Line, Inc. - Class A (a)                     16,875
     900   Fleming Companies, Inc.                             15,806
     400   Friedman's, Inc. - Class A (a)                       6,625
     100   Gadzooks, Inc. (a)                                   2,756
     220   Genovese Drugs Stores - Class A                      4,317
     700   Gibson Greetings, Inc. (a)                          17,500
     400   Global DirectMail Products, Inc. (a)                 5,050
     200   Goody's Family Clothing, Inc. (a)                   10,975
     400   Guitar Center, Inc. (a)                             12,050
     500   Gymboree Corp. (a)                                   7,577
     500   Hancock Fabrics, Inc.                                6,250
   1,000   Hollywood Entertainment Corp. (a)                   13,562
   1,600   HomeBase, Inc. (a)                                  12,700
     800   Just For Feet, Inc. (a)                             22,800
     300   Kenneth Cole Productions, Inc. (a)                   7,762
     900   Linens & Things, Inc. (a)                           27,506
     700   Longs Drug Stores, Inc.                             20,212
     600   Michaels Stores, Inc. (a)                           21,169
   1,200   Micro Warehouse, Inc. (a)                           18,600
   1,200   Musicland Stores Corp. (a)                          16,800
     500   N2K, Inc. (a)                                        9,812
     300   Oneida Ltd.                                          9,187
     525   Pacific Sunwear of California, Inc. (a)             18,375
     800   Petco Animal Supplies, Inc. (a)                     15,950
   2,800   PETsMART, Inc. (a)                                  28,000
      25   Proffitt's, Inc. (a)                                 1,009
     600   Regency Realty Corp.                                15,075
     700   Regis Corp.                                         20,694
       1   School Specialty, Inc. (a)                              11
     900   ShopKo Stores, Inc. (a)                             30,600



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     300   Smart & Final, Inc.                            $     5,137
   5,400   Southland Corp. (a)                                 14,850
     700   Stage Stores, Inc. (a)                              31,675
     600   Stein Mart, Inc. (a)                                 8,100
   1,100   Sunglass Hut International (a)                      12,169
     500   Talbots                                             13,094
     450   The Men's Wearhouse, Inc. (a)                       14,850
   1,200   The Sports Authority, Inc. (a)                      17,925
     400   Trans World Entertainment Corp. (a)                 17,250
      51   U.S. Office Products Co. (a)                           986
     500   Value City Department Stores, Inc. (a)              10,500
     300   Wilmar Industries, Inc. (a)                          7,650
     800   Zale Corp.  (a)                                     25,450
                                                          -----------
                                                              936,796
                                                          -----------

           Retail - Food - 1.10%
   1,200   Apple South, Inc.                                   15,675
     900   Applebee's International, Inc.                      20,137
   1,500   Bob Evans Farms, Inc.                               31,781
     700   Cheesecake Factory (The)  (a)                       15,837
      60   CKE Restaurants, Inc.                                2,475
     600   Consolidated Products, Inc. (a)                     12,675
     200   Delias*s, Inc. (a)                                   3,125
     400   Dominick's Supermarkets, Inc. (a)                   17,850
   1,300   Foodmaker, Inc. (a)                                 21,937
     700   Great Atlantic & Pacific Tea Co.                    23,144
     700   Host Marriot Services Corp. (a)                     10,194
     100   IHOP Corp. (a)                                       4,137
     300   Ingles Markets, Inc. - Class A                       4,350
   1,000   Landry's Seafood Restaurants, Inc. (a)              18,094
   1,000   Lone Star Steakhouse & Saloon (a)                   13,812
     800   MicroAge, Inc. (a)                                  11,350
     700   Papa John's International, Inc. (a)                 27,606
     900   Rainforest Cafe, Inc. (a)                           12,487
   1,200   Ruddick Corp.                                       21,750
     750   Sonic Corp. (a)                                     16,781
                                                          -----------
                                                              305,197
                                                          -----------

           Steel - 0.94%
   1,100   AK Steel Holding Corp.                              19,662
   2,100   Armco, Inc. (a)                                     13,387
   2,815   Bethlehem Steel Corp. (a)                           35,012
   1,300   Birmingham Steel Corp.                              16,087
     700   Carpenter Technology Corp.                          35,175
     300   Chase Industries, Inc. (a)                           5,925
     200   Citation Corp. (a)                                   4,000
     700   Commercial Metals Co.                               21,700
     200   Gibraltar Steel Corp. (a)                            4,100
   1,200   Inland Steel Industries, Inc.                       33,825
   2,300   LTV Corp.                                           21,993
     900   National Steel Corp. - Class B (a)                  10,687
     900   Oregon Steel Mills, Inc.                            16,762
     600   ROHN Industries, Inc.                                2,812
     200   Rouge Industries Inc. - Class A                      2,550
     300   Shiloh Industries, Inc. (a)                          6,075



 Shares            Description                               Value
 ------            -----------                               -----

     800   Steel Dynamics, Inc. (a)                       $    11,100
                                                          -----------
                                                              260,852
                                                          -----------

           Telecommunications - 4.42%
     500   Aerial Communications (a)                            3,125
     800   Aliant Communications, Inc.                         21,950
     600   Allen Telecommunications, Inc. (a)                   6,975
     300   Alliant Techsystems, Inc. (a)                       18,975
     100   ALLTELCorp.                                          4,650
     700   Alpine Group, Inc. (a)                              14,875
     500   American Mobile Satellite Corp., Inc. (a)            4,875
     500   American Tower Systems
             Class A (a)                                       12,468
     300   AMTI, Inc. (a)                                       4,500
     700   ANTEC Corp.  (a)                                    16,231
     500   APAC Teleservices, Inc. (a)                          2,922
     200   Apex PC Solutions, Inc. (a)                          5,575
     300   Aspect Development, Inc. (a)                        22,687
   1,600   Aspect Telecommunications (a)                       43,800
     700   Associated Group, Inc. - Class A (a)                28,700
     500   California Microwave, Inc. (a)                       8,750
     500   Cellular Communications
             International, Inc. (a)                           24,937
     600   Centennial Cellular Corp. - Class A (a)             22,387
     400   Coherent Communications Systems
             Corp. (a)                                         18,725
   1,000   CommNet Cellular, Inc. (a)                          14,687
     433   Commonwealth Telephone
             Enterprises, Inc.                                 11,420
      95   Comverse Technology, Inc. (a)                        4,927
     800   CSG Systems International, Inc. (a)                 37,500
     500   Cylink Corp. (a)                                     6,000
     200   Digital Link Corp. (a)                               1,550
   1,500   Digital Microwave Corp. (a)                         10,875
   1,400   DSP Communications, Inc. (a)                        19,250
     400   Dycom Industries, Inc. (a)                          13,500
   1,200   e. spire Communications, Inc. (a)                   27,075
     850   General Cable Corp.                                 23,906
   1,900   General Communication - Class A (a)                 11,518
   1,000   General Magic, Inc. (a)                             12,312
     400   Genesys Telecommunications
             Laboratories, Inc. (a)                            13,225
     400   Geotek Communications Inc. (a)                      16,300
   1,500   Glenayre Technologies, Inc. (a)                     16,125
   1,100   ICG Communications, Inc. (a)                        40,218
   1,000   InterDigital Communications Corp. (a)                5,375
     800   Inter-Tel, Inc.                                     12,800
     800   ITC Deltacom, Inc. (a)                              34,187
     200   Itron, Inc. (a)                                      2,550
     600   IXC Communications, Inc.                            29,100
   1,025   Level One Communications, Inc. (a)                  24,087
     500   Mas Tec, Inc. (a)                                   11,937
     700   Mastech Corp. (a)                                   19,687
     700   MMC Network, Inc. (a)                               22,312
     200   Natural MicroSystems Corp. (a)                       3,200



                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     400   Network Equipment Technologies, Inc. (a)       $     6,275
     300   North Pittsburgh Systems, Inc.                       4,781
     800   NTL, Inc. (a)                                       42,800
   1,000   Omnipoint Corp. (a)                                 22,937
     200   Optical Cable Corp. (a)                              2,000
     300   Pacific Gateway Exchange, Inc. (a)                  12,019
   1,400   PageMart Wireless, Inc. - Class A (a)               12,687
   1,700   PairGain Technologies, Inc. (a)                     29,643
   1,600   P-COM, Inc. (a)                                     14,650
   1,500   PictureTel Corp. (a)                                13,875
     700   Powertel, Inc. (a)                                  12,950
     200   Powerwave Technologies, Inc. (a)                     3,350
     600   Premiere Technologies, Inc. (a)                      4,977
     900   Premisys Communications, Inc. (a)                   22,387
     300   Primus Telecommunications Group (a)                  5,681
   1,000   RCN Corp. (a)                                       19,375
     200   Sabratek Corp. (a)                                   4,550
     100   Sawtek, Inc. (a)                                     1,475
   1,300   SkyTel Communications, Inc. (a)                     30,427
     300   SmarTalk TeleServices, Inc. (a)                      4,369
   1,300   TCI Satellite Entertainment, Inc.
             Class A (a)                                        7,637
     400   Tekelec (a)                                         17,900
       1   Teleport Communications Group, Inc.
             Class A                                               39
     900   Tel-Save Holdings, Inc. (a)                         13,275
     200   Transaction Network Services, Inc. (a)               4,212
     700   U.S. Satellite Broadcasting Co. (a)                  8,181
   1,000   Vanguard Cellular Systems, Inc.
             Class A (a)                                       18,875
     600   Visual Networks, Inc. (a)                           21,975
     500   West TeleServices Corp (a)                           6,062
     300   Westell Technologies (a)                             2,775
   1,900   Western Wireless Corp. - Class A (a)                37,881
     400   Whittman-Hart, Inc. (a)                             19,350
     100   WinStar Communications, Inc. (a)                    42,937
     700   World Access, Inc.  (a)                             21,000
                                                          -----------
                                                            1,226,037
                                                          -----------

           Television - 0.38%
     600   Adelphia Communications Corp. (a)                   22,275
   1,200   Ascent Entertainment Group, Inc. (a)                13,350
     200   CNET, Inc. (a)                                      13,650
     300   EchoStar Communications
             Class A (a)                                        7,219
     300   Emmis Broadcasting Corp.
             Class A (a)                                       14,344
     400   Hollywood Park, Inc. (a)                             5,050
      14   Panavision, Inc. (a)                                   374
     400   Telemundo Group, Inc. - Class A (a)                 17,025
     450   USA Networks, Inc. (a)                              11,316
                                                          -----------
                                                              104,603
                                                          -----------




 Shares            Description                               Value
 ------            -----------                               -----

           Textiles - 0.20%
     500   Apogee Enterprises, Inc.                       $     7,656
   1,300   Burlington Industries, Inc. (a)                     18,281
     600   Dan River, Inc. - Class A (a)                       11,062
     900   Guilford Mills, Inc.                                18,000
      50   Mohawk Industries, Inc. (a)                          1,584
                                                          -----------
                                                               56,583
                                                          -----------

           Tobacco - 0.20%
     200   Consolidated Cigar Holdings, Inc. (a)                2,450
     900   DIMON, Inc.                                         10,125
     200   General Cigar Holdings, Inc. (a)                     1,975
     400   Schweitzer-Mauduit International, Inc.              11,600
     800   Universal Corp.                                     29,900
                                                          -----------
                                                               56,050
                                                          -----------

           Transportation - 1.74%
     700   Air Express International Corp.                     18,725
     300   AirNet Systems, Inc. (a)                             4,837
   1,200   AirTran Holdings, Inc. (a)                           9,037
     500   Alaska Air Group, Inc. (a)                          27,250
   1,000   America West Holdings Corp.
             Class B (a)                                       28,562
     600   ASA Holdings, Inc.                                  29,775
     400   Atlas Air, Inc. (a)                                 13,525
     200   Avondale Industries, Inc. (a)                        5,519
     600   Circle International Group, Inc.                    16,800
     500   Coach USA, Inc. (a)                                 22,656
     500   Consolidated Freightways Co. (a)                     6,969
   1,000   C.H. Robinson World Wide, Inc.                      24,875
     600   Expeditors International of
             Washington, Inc.                                  26,400
   1,000   Fritz Cos, Inc. (a)                                 13,375
   2,300   Greyhound Lines, Inc. (a)                           13,943
     536   Kirby Corp. (a)                                     13,534
     180   Marine Transport Corp.                                 731
   1,200   Mesa Air Group, Inc. (a)                             9,750
     650   Midwest Express Holdings (a)                        23,522
       0   Navigant International, Inc. (a)                         2
     900   Offshore Logistics, Inc. (a)                        15,975
     900   OMI Corp. (a)                                        7,200
   1,100   Overseas Shipholding Group, Inc.                    22,412
     500   Pittston BAX Group                                   7,781
     400   Preview Travel, Inc. (a)                            13,750
     400   RPC, Inc.                                            5,000
     700   Skywest, Inc.                                       19,600
     950   Swift Transportation Co., Inc. (a)                  18,822
   1,800   Trans World Airlines, Inc. (a)                      18,675
     500   Varlen Corp.                                        17,250
   1,200   Wisconsin Central Transportation Corp.              26,250
                                                          -----------
                                                              482,502
                                                          -----------


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           Trucking, Shipping - 0.77%
     200   AMER Co. (a)                                   $     5,887
     400   American Freightways Corp. (a)                       4,000
     700   Arnold Industries, Inc.                             10,325
     100   Eagle USA Airfreight, Inc. (a)                       3,469
     400   Heartland Express, Inc. (a)                          8,100
     800   Hunt (J.B.) Transport Services, Inc.                28,500
     200   Knight Transportation, Inc. (a)                      3,825
     500   Landstar System, Inc. (a)                           17,469
     200   M.S. Carriers, Inc. (a)                              5,425
     800   Newport News Shipbuilding, Inc.                     21,400
     300   Roadway Express, Inc.                                5,662
   2,000   Rollins Truck Leasing Corp.                         24,750
     500   USFreightways Corp.                                 16,422
   1,200   Werner Enterprises, Inc.                            22,875
     300   Xtra Corp.                                          18,150
   1,000   Yellow Corp. (a)                                    18,562
                                                          -----------
                                                              214,821
                                                          -----------

           Utilities - 4.09%
     500   Aquarion Co.                                        17,093
     600   Atmos Energy Corp.                                  18,300
     300   Bay State Gas Co.                                   11,494
     600   Black Hills Corp.                                   13,800
     300   California Water Services Co.                        7,575
   1,300   CellNet Data Systems, Inc. (a)                      12,594
     700   Central Hudson Gas & Electric Corp.                 32,112
     700   Central Maine Power Co.                             13,650
     700   CFW Communications Co.                              16,275
     300   CILCORP, Inc.                                       14,419
   1,000   Cleco Corporation                                   29,750
     400   Commonwealth Energy System                          15,175
     800   Eastern Enterprises                                 34,300
     400   Easterns Utilities Associates                       10,500
   1,700   El Paso Electric Co. (a)                            15,619
     400   Empire District Electric Co.                         8,350
     500   Energen Corp.                                       10,062
     900   Equitable Resources, Inc.                           27,450
   1,200   Hawaiian Electric Industries                        47,625
     800   Idaho Power Co.                                     27,700
     900   Indiana Energy, Inc.                                26,887
      98   Interstate Energy Corp.                              3,185
     900   Laclede Gas Co.                                     22,050
     600   Madison Gas & Electric Co.                          13,725
     800   MDU Resources Group, Inc.                           28,550
     900   Minnesota Power & Light Co.                         35,775
   1,000   Nevada Power Co.                                    25,750
     800   New Jersey Resources Corp.                          28,550
     150   North Carolina Natural Gas Corp.                     3,806
     600   Northwest Natural Gas Co.                           16,781
     800   Northwestern Public Service Co.                     20,000
     200   NUI Corp.                                            5,087
   1,100   ONEOK, Inc.                                         43,862
     500   Orange & Rockland Utilities, Inc.                   26,844
     200   Otter Tail Power Co.                                 7,412
     400   Pennsylvania Enterprises Inc.                       10,775



 Shares            Description                               Value
 ------            -----------                               -----

   1,000   Philadelphia Suburban Corp.                    $    21,875
   1,100   Piedmont Natural Gas Co., Inc.                      36,987
   1,200   Public Service Company of
             New Mexico                                        27,225
   1,000   Public Service Company of
             North Carolina, Inc.                              21,750
     900   Rochester Gas & Electric Corp.                      28,744
     100   Sempra Energy (a)                                    2,781
     700   Sierra Pacific Resources                            25,419
     500   SIGCORP, Inc.                                       16,031
   1,100   Southwest Gas Corp.                                 26,881
     500   Southwestern Energy Co.                              4,594
     600   TNP Entreprise, Inc.                                18,525
   1,300   UGI Corp.                                           32,337
     400   United Illuminating Co.                             20,250
     600   United Water Resources, Inc.                        10,800
      37   US Filter Corp. (a)                                  1,037
   1,000   Washington Gas Light Co.                            26,750
   2,100   Washington Water Power                              47,119
     800   WICOR, Inc.                                         18,500
   1,000   WPS Resources Corp.                                 32,812
     500   Yankee Energy System, Inc.                          12,312
                                                          -----------
                                                            1,135,611
                                                          -----------

           Waste Management - 0.21%
     400   American Disposal Services, Inc. (a)                18,750
     700   Easton Environmental Services, Inc. (a)             23,800
   4,120   Laidlaw Environmental Services,
             Inc. (a)                                          14,935
                                                          -----------
                                                               57,485
                                                          -----------

           Wholesale Distributors - 0.33%
     300   Barnett, Inc. (a)(b)                                 6,075
   1,700   Brightpoint, Inc. (a)                               24,650
     400   Insight Enterprise, Inc. (a)                        16,000
     400   Reliance Steel & Aluminum Co.                       15,450
   1,400   Unisource Worldwide, Inc.                           15,137
     600   VWR Scientific Products Corp. (a)                   14,775
                                                          -----------
                                                               92,087
                                                          -----------

Total Common Stocks  (Cost $25,895,726)                    26,353,376
                                                          -----------


           PREFERRED STOCK - 0.02%
     144   Kimco Class D Depository Shares                      3,906
      30   MEDIQ, Inc.                                            417
     100   Prime Retail Inc.                                    2,050
                                                          -----------

Total Preferred Stock (Cost $5,756)                             6,373
                                                          -----------

           OTHER SECURITIES - 0.00%
       7   Security Capital Industries Warrants                     2
                                                          -----------

Total Other Securities (Cost $0)                                    2
                                                          -----------


                See Notes to Financial Statements on Pages 49-51

Small Cap Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

SHORT TERM INSTRUMENTS - 15.45%
U.S. Treasury Bills (b) (c) - 15.45%
$  60,000  U.S. Treasury Bill, 5.12%
             08/20/1998                                  $     59,580
3,030,000  U.S. Treasury Bill, 5.16% 10/15/1998             2,985,837
   88,000  U.S. Treasury Bill, 5.17% 11/12/1998                86,362
  622,000  U.S. Treasury Bill, 5.12% 09/03/1998               616,538
  545,000  U.S. Treasury Bill, 5.16% 10/22/1998               536,477
                                                          -----------

Total Short  Term Instruments (Cost $4,284,794)             4,284,794
                                                          -----------



                                                             Value
                                                             -----

Total Investments (Cost $30,186,276)          110.48%     $30,644,545
                                              -------     -----------

Liabilities In Excess Of Other Assets         (10.48%)     (2,906,328)
  (Notes 2 and 4)                             -------     -----------


Net Assets                                    100.00%     $27,738,217
                                              =======     ===========

----------
(a)   Non-income producing security.
(b)   Held for collateral for futures
(c)   Annualized yield at time of purchase.
ADR   American Depositary Receipt.

At June 30, 1998, the Fund's open futures contracts were as follows:

  Number of
  Contracts    Contract     Expiration     Opening     Market
  Purchased      Type          Date       Position      Value
  ---------    --------     ----------   ----------  ----------
     15      Russell 2000   09/21/98     $4,243,803  $4,286,250



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

           COMMON STOCK - 94.40%
           Australia - 1.95%
   2,200   Amcor Ltd. (Packaging & Container)             $     9,655
   1,752   Australian Gas and Light (Oil/Gas)                  10,984
   4,279   Boral Ltd.  (Building Materials)                     8,048
   1,017   Brambles Industries Ltd.
             (Transportation)                                  20,006
   7,757   Broken Hill Proprietary Co., Ltd.
             (Metals and Mining)                               65,727
   3,662   Coca Cola Amatil Ltd. (Beverages)                   24,550
   5,092   Coles Myer Ltd. (Retail)                            19,913
   3,600   CSR Ltd. (Building Materials)                       10,414
   5,600   Foster's Brewing Group Ltd. (Brewery)               13,210
   7,163   General Property Trust (Real Estate
             Investment Trust) (a)                             11,605
   2,389   Gio Australia Holdings Ltd. (Insurance)              6,145
   1,110   Lend Lease Corp., Ltd. (Financial
           Services)                                           22,497
   4,989   National Australia Bank Ltd. (Financial
             Services)                                         65,964
   7,003   News Corporation, Ltd. (Services)                   57,295
   6,186   Normandy Mining Ltd. (Metals &
             Mining)                                            5,069
   1,100   Orica Ltd. (Diversified)                             6,521
   4,100   Pacific Dunlop Ltd. (Holding
             Companies)                                         6,643
   3,110   Pioneer International Ltd. (Building
             Materials)                                         7,433
   1,100   Rio Tinto Ltd. (Metals & Mining)                    13,110
   1,859   Southcorp Holdings Ltd. (Holding
             Companies)                                         5,412
  20,400   Telstra Corp., Ltd.
             (Telecommunications) (a)                          52,426
   4,939   Westfield Trust (Real Estate
             Investment Trust)                                  9,504
   7,274   Westpac Banking Corp., Ltd. (Banks)                 44,476
   5,497   WMC Ltd. (Metals & Mining)                          16,584
                                                          -----------
                                                              513,191
                                                          -----------

           Austria - 0.32%
     260   Bank Austria AG (Banks)                             21,167
      40   EA-Generali AG (Insurance)                          11,760
     110   OMV AG (Oil/Gas)                                    14,748
     140   Oesterreichische Elektrizitaetswirtschafts
             AG-A (Utilities)                                  16,772
      70   VA Technologie AG (Oil/Gas)                          8,717
      50   Wienerberger Baustoffindustrie
             AG (Building Materials)                           12,106
                                                          -----------
                                                               85,270
                                                          -----------

           Belgium - 1.74%
      50   Barco NV (Diversified)                              13,982
      14   Colruyt SA (Holding Companies) (a)                  10,992
     226   Electrabel SA (Utilities)                           64,111




 Shares            Description                               Value
 ------            -----------                               -----

     188   Fortis AG (Insurance)                          $    48,024
      50   Generale de Banque SA (Banks)                       37,140
      44   Groupe Bruxelles Lambert SA
             (Financial Services)                               8,885
   1,050   KBC Bancassurance Holding
             (Holding Companies)                               94,017
     105   PetroFina SA  (Oil/Gas)                             43,127
      50   Royale Belge  (Insurance)                           19,024
     500   Solvay SA (Chemicals)                               39,661
     300   Tractebel  (Utilities)                              43,964
       7   UCB SA (Pharmaceuticals)                            36,336
                                                          -----------
                                                              459,263
                                                          -----------

           Denmark - 0.92%
     200   Carlsberg AS-A (Brewery)                            14,557
     100   Carlsberg AS-B (Brewery)                             7,279
       3   Dampskip Svendborg-B
             (Transportation)                                  36,684
     189   Danisco AS (Food Processing)                        12,711
     200   Den Danske Bank  (Banks)                            24,019
       5   D/S 1912-B (Transportation)                         42,943
     147   ISS International Service Systems
             AS-B (Services)                                    8,560
     253   Novo Nordisk AS-B
             (Biopharmaceuticals)                              34,914
     448   Tele Danmark AS-B (Utilities)                       43,042
     200   Unidanmark AS-A (Banks)                             17,993
                                                          -----------
                                                              242,702
                                                          -----------

           Finland - 0.95%
     700   Kemira Oyj (Chemicals)                               7,268
     500   Kesko (Retail)                                       7,847
   3,400   Merita Ltd.-A (Banks)                               22,460
     200   Metra Oyj-B (Diversified)                            6,496
   1,600   Nokia Oyj-A  (Telecommunications
             Equipment)                                       118,247
     500   Nokia Oyj-K (Telecommunications
             Equipment)                                        36,980
     600   Outokumpu Oyj-A (Metals & Mining)                    7,664
     300   Sampo Insurance Company Ltd.-A
             (Insurance)                                       14,233
   1,100   UPM-Kymmene Corp. (Forest
             Products)                                         29,306
                                                          -----------
                                                              250,501
                                                          -----------

           France - 9.10%
     162   Accor SA (Hotel/Motel)                              45,339
     629   Alcatel Alsthom  (Telecommunications
             Equipment)                                       128,074
   1,249   AXA-UAP (Insurance)                                140,483
     875   Banque Nationale de Paris  (Banks)                  71,497
     100   Beghin-Say  (Services)                              22,082
     150   BIC (Office Supplies)                               10,669
      82   Bouygues (Property & Development)                   14,893


                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     147   Canal Plus  (Broadcasting)                     $    27,476
     302   Cap Gemini Sogeti (Computers)                       47,455
     152   Carrefour Supermarche SA (Retail)                   96,167
     304   Compagnie de Saint Gobain
             (Building Materials)                              56,368
     450   Compagnie Financiere de Paribas-A
             (Financial Services)                              48,158
     294   Danone (Food Processing)                            81,065
   1,045   Elf Aquitaine SA (Energy)                          146,923
      50   Essilor International (Optical)                     21,147
     229   Etablissements Economiques du Casino
             Guichard-Perrachon SA (Foods)                     18,288
   2,952   France Telecom SA
             (Telecommunications)                             203,613
     200   Havas SA (Advertising)                              16,971
     457   Lafarge SA (Building Materials)                     47,244
     259   Lagardere SCA (Diversified)                         10,783
     336   L'Air Liquide  (Chemicals)                          55,577
     100   Legrand SA (Electronics)                            26,465
     250   L'OREAL (Household Products)                       139,066
     359   LVMH  (Moet-Hennessy Louis Vuitton)
             (Wine and Spirits)                                71,851
     504   Lyonnaise des Eaux SA (Diversified)                 82,948
     648   Michelin-B (Tires & Rubber)                         37,407
     127   Pechiney SA (Metals & Mining)                        5,115
     222   Pernod Ricard (Beverages)                           15,386
     210   Peugeot SA  (Autos & Trucks)                        45,156
      95   Pinault-Printemps-Redoute SA
             (Retail)                                          79,511
      50   Promodes  (Retail)                                  27,706
   1,494   Rhone-Poulenc-A (Chemicals)                         84,267
     250   Sanofi SA (Pharmaceuticals)                         29,401
     658   Schneider SA  (Electronics)                         52,471
     115   Simco SA (Real Estate)                               9,435
     399   Societe Generale  (Banks)                           82,959
     110   Sodexho Alliance SA (Foods)                         20,797
      73   Technip (Engineering & Construction)                 8,923
     367   Thomson CSF (Electronics)                           13,962
     849   Total SA-B (Oil/Gas)                               110,378
     600   Usinor Sacilor  (Steel)                              9,269
     266   Valeo SA (Auto Related)                             27,191
     528   Vivendi (Diversified)                              112,749
                                                          -----------
                                                            2,402,685
                                                          -----------

           Germany - 10.28%
     150   Adidas AG (Consumer Goods)                          26,163
     926   Allianz AG (Insurance)                             308,966
     150   AMB Aachener & Muenchener
             Beteiligungs AG (Insurance)                       17,553
   2,300   BASF AG (Chemicals)                                109,381
   2,700   Bayer AG (Chemicals)                               139,859
   1,050   Bayerische Hypotheken-und Wechsel-
             Bank AG (Banks)                                   66,619
   1,140   Bayerische Vereinsbank AG (Banks)                   96,733
     350   Continental AG (Tires & Rubber)                     11,006



 Shares            Description                               Value
 ------            -----------                               -----

   1,975   Daimler-Benz AG  (Auto & Trucks)               $   194,422
     250   Degussa AG (Metals & Mining)                        16,014
   1,900   Deutsche Bank AG (Banks)                           160,801
   8,000   Deutsche Telekom
             (Telecommunications)                             219,178
   1,750   Dresdner Bank AG  (Banks)                           94,629
     250   Heidelberger Zement AG (Building &
             Construction)                                     23,709
     250   Hochtief AG (Engineering &
             Construction)                                     12,007
      50   Karstadt AG  (Retail)                               24,333
      50   Linde AG  (Machinery)                               34,385
   1,150   Lufthansa AG  (Airlines)                            28,988
      50   MAN AG  (Diversified)                               19,522
   1,400   Mannesmann AG  (Machinery)                         144,030
     750   Merck KGAA (Pharmaceuticals)                        33,650
     900   Metro AG (Retail)                                   54,406
     300   Muenchener Rueckversicherungs-
             Gesellschaft AG (Insurance)                      149,077
     100   Preussag AG  (Steel)                                35,827
   1,250   RWE AG (Oil/Gas)                                    74,039
     250   SAP AG (Software)                                  151,822
     300   Schering AG  (Pharmaceuticals)                      35,356
   2,150   Siemens AG  (Electrical Equipment)                 131,342
      50   SGL Carbon AG (Chemicals)                            5,829
     150   Thyssen AG  (Steel)                                 38,184
   1,850   VEBA AG  (Oil/Gas)                                 124,506
     100   Viag AG  (Diversified)                              68,881
      63   Volkswagen AG  (Consumer Goods)                     61,093
                                                          -----------
                                                            2,712,310
                                                          -----------

           Hong Kong - 1.56%
   4,331   Bank of East Asia Ltd. (Banks)                       4,695
  12,000   Cathay Pacific Airways
             (Transportation)                                   8,441
   9,000   Cheung Kong Holdings Ltd.
             (Real Estate)                                     44,257
  10,000   CLP Holdings Ltd.
             (Holding Companies)                               45,560
   7,400   Hang Seng Bank Ltd. (Banks)                         41,833
  42,800   Hong Kong Telecommunications
             Ltd. (Telecommunications)                         80,374
  11,900   Hong Kong and China Gas Co., Ltd.
             (Utilities)                                       13,516
  15,000   Hutchison Whampoa Ltd. (Diversified)                79,182
   2,000   Johnson Electric Holdings Ltd.
             (Electronics)                                      7,408
   6,113   New World Development Co., Ltd.
             (Real Estate)                                     11,835
   2,000   Television Broadcasts Ltd.
             (Broadcasting)                                     5,292
  10,000   Shangri-La Asia (Hotel/Motel)                        6,453
   9,072   Sun Hung Kai Properties Ltd.
             (Real Estate)                                     38,522
   4,500   Swire Pacific Ltd.-A  (Conglomerate)                16,988


                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

   7,000   Wharf Holdings Ltd. (Diversified)              $     6,911
                                                          -----------
                                                              411,267
                                                          -----------

           Ireland - 0.47%
   3,245   Allied Irish Banks Plc.  (Banks)                    46,913
   1,544   CRH Plc. (Building Materials)                       21,930
   1,305   Independent Newpapers Plc.
             (Publishing/Printing)                              7,018
   1,869   Irish Life Plc. (Insurance)                         17,230
   3,447   Jefferson Smurfit Group Plc.
             (Packaging & Container)                           10,255
   1,068   Kerry Group Plc.-A (Foods)                          14,769
     933   Ryanair Holdings Plc. (Airlines) (a)                 6,620
                                                          -----------
                                                              124,735
                                                          -----------

           Italy - 4.07%
   3,762   Assicurazioni Generali  (Insurance)                122,383
   7,157   Banca Commerciale Italiana  (Banks)                 42,819
   5,994   Banco Ambrosiano Veneto SPA (Banks)                 33,550
   8,618   Benetton Group SPA (Textiles)                       17,898
  11,071   Credito Italiano SPA  (Financial
             Services)                                         57,980
   2,603   Edison SPA (Utilities)                              20,899
  20,181   ENI SPA (Oil/Gas)                                  132,325
  14,093   Fiat SPA (Auto and Trucks)                          61,710
   3,230   Instituto Bancario San Paolo di Torino
             (Banks)                                           46,630
   2,432   Instituto Mobiliare Italiano SPA
             (Financial Services)                              38,326
  15,776   Istituto Nazionale delle Assicurazioni
             (Insurance)                                       44,839
   2,884   Italgas SPA (Utilities)                             11,752
   4,898   Mediaset SPA (Television)                           31,275
   1,887   Mediobanca SPA (Financial Services)                 23,949
  20,059   Montedison SPA (Chemicals)                          24,894
  12,589   Olivetti Group SPA (Computers) (a)                  18,741
   6,909   Parmalat Finanziaria SPA  (Financial
             Services)                                         14,096
   8,028   Pirelli SPA  (Tires & Rubber)                       25,077
     795   Rinascente SPA (Retail)                              7,920
   1,847   Riunione Adriatica di Sicurta SPA
             (Insurance)                                       24,065
  24,405   Telecom Italia Mobile SPA
             (Telecommunications)                             149,308
   6,916   Telecom Italia Mobile RCN
             (Telecommunications)                              23,355
  13,747   Telecom Italia SPA
             (Telecommunications)                             101,241
                                                          -----------
                                                            1,075,032
                                                          -----------

           Japan - 20.30%
   1,000   Acom Company, Ltd. (Financial
             Services)                                         47,660
   3,000   Ajinomoto Co., Inc.  (Food
             Processing)                                       26,361



 Shares            Description                               Value
 ------            -----------                               -----

   1,000   Alps Electric Co.  (Electric & Gas)            $    11,933
  10,000   Asahi Bank Ltd.  (Banks)                            44,117
   2,000   Asahi Breweries Ltd. (Brewery)                      25,313
   7,000   Asahi Chemical Industry Co., Ltd.
             (Textiles)                                        25,313
   5,000   Asahi Glass Co., Ltd. (Building
             Materials)                                        27,121
  17,000   Bank of Tokyo-Mitsubishi Ltd. (Banks)              180,610
   3,000   Bank of Yokohama Ltd. (Banks)                        7,377
   3,000   Bridgestone Corp.  (Tires & Rubber)                 71,165
   3,000   Canon, Inc.  (Capital Equipment)                    68,345
   2,000   Casio Computer Co., Ltd.
             (Electronics)                                     18,645
   2,000   Chiba Bank Ltd. (Banks)                              6,943
   4,000   Chichibu Onoda Cement Corp.
             (Building & Construction)                          7,261
   1,000   Citizen Watch Co., Ltd. (Jewelry)                    8,281
     500   Credit Saison Co., Ltd. (Retail)                     9,944
   3,000   Dai Nippon Printing Co., Ltd.
             (Publishing/Printing)                             48,058
   2,000   Daiei, Inc.  (Retail)                                4,701
   1,000   Daiichi Pharmaceutical
             (Pharmaceuticals)                                 13,235
   3,000   Dainippon Ink & Chemicals, Inc.
             (Chemicals)                                        9,221
   2,000   Daiwa House Industry Co., Ltd.
             (Industrial)                                      17,719
   4,000   Daiwa Securities Co., Ltd.
             (Financial Services)                              17,271
   4,000   Denso Corp. (Electrical Equipment)                  66,536
      15   East Japan Railway Co.
             (Transportation)                                  70,731
   2,000   Ebara Corp. (Machinery)                             17,849
   1,000   Eisai Co., Ltd. (Pharmaceuticals)                   13,669
   1,000   Fanuc  (Electronics)                                34,715
  12,000   Fuji Bank Ltd. (Banks)                              53,721
   2,000   Fuji Photo Film Co. (Chemicals)                     69,863
   7,000   Fujitsu Ltd.  (Computers)                           73,913
   2,000   Furukawa Electric Co., Ltd. (Metals &
             Mining)                                            6,754
   2,000   Gunma Bank (Banks)                                  13,582
   3,000   Hankyu Corp.  (Railroads)                           12,345
  13,000   Hitachi Ltd.  (Capital Equipment)                   85,087
   3,000   Hitachi Zosen Corp.  (Steel)                         4,860
   4,000   Honda Motor Co., Ltd. (Autos &
             Trucks)                                          142,909
   1,000   House Foods Corp. (Foods)                           12,881
   1,000   Hoya Corp. (Glass Products)                         28,423
  10,000   Industrial Bank of Japan  (Banks)                   62,920
   4,000   Itochu Corp. (Distribution/Wholesale)                8,679
   2,000   Ito-Yokado Co., Ltd. (Retail)                       94,453
   8,000   Japan Airlines  (Transportation)                    22,333
   5,000   Japan Energy Corp. (Oil/Gas)                         5,316
   3,000   Joyo Bank  (Banks)                                  11,109
   2,000   JUSCO Co.  (Retail)                                 36,812



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

   5,000   Kajima Corp.  (Engineering &
             Construction)                                $    13,741
   1,000   Kaneka Corporation (Chemicals)                       5,280
   3,800   Kansai Electric Power Co., Inc. (Utilities)         66,233
   3,000   Kao Corp.  (Household Products)                     46,431
   8,000   Kawasaki Heavy Industries Ltd.
             (Engineering & Construction)                      16,200
  14,000   Kawasaki Steel Corp.  (Steel)                       25,313
   1,000   Kinden Corp.  (Engineering &
             Construction)                                     12,092
   7,000   Kinki Nippon Railway  (Transportation)              32,907
   4,000   Kirin Brewery Co., Ltd. (Brewery)                   37,897
   1,000   Kokuyo  (Office Equipment &
             Computers)                                        16,996
   5,000   Komatsu  Ltd. (Machinery)                           24,372
   7,000   Kubota Corp. (Machinery)                            16,200
   2,000   Kuraray Co., Ltd. (Textiles)                        17,054
   1,000   Kurita Water Industries (Capital
             Equipment)                                        11,861
   1,000   Kyocera Corp.  (Capital Equipment)                  49,035
   2,000   Kyowa Hakko Kogyo (Chemicals)                        7,955
   2,000   Marui Co., Ltd. (Retail)                            29,941
   8,000   Matsushita Electric Industrial Co., Ltd.
             (Electronics)                                    129,023
   2,000   Minabea Co., Ltd. (Electronics)                     19,975
  10,000   Mitsubishi Chemical Corp. (Chemicals)               18,153
   7,000   Mitsubishi Corp.  (Distribution/
             Wholesale)                                        43,538
   9,000   Mitsubishi Electric Corp.  (Capital
             Equipment)                                        20,764
   5,000   Mitsubishi Estate Co., Ltd. (Financial
             Services)                                         44,117
  13,000   Mitsubishi Heavy Industries Ltd.
             (Aerospace)                                       49,266
   4,000   Mitsubishi Materials Corp.  (Metals &
             Mining)                                            8,187
   5,000   Mitsubishi Trust & Banking Corp.
             (Banks)                                           42,634
   3,000   Mitsui Fudosan Co., Ltd. (Real Estate)              23,780
   4,000   Mitsui Marine & Fire Insurance Co., Ltd.
             (Insurance)                                       20,163
   3,000   Mitsui Trust & Banking Co., Ltd. (Banks)             7,095
   7,000   Mitsui & Co.  (Distribution/Wholesale)              37,969
   2,000   Mitsukoshi Ltd.  (Retail)                            5,771
   1,000   Murata Manufacturing Co., Ltd.
             (Electrical Equipment)                            32,545
   1,000   Mycal Corp.  (Foods)                                 6,364
   6,000   NEC Corp.  (Electronics)                            56,108
   2,000   NGK Insulators  (Construction)                      17,430
   1,000   Nikon Corp. (Manufacturing)                          7,218
   1,000   Nippon Comsys Corp.
             (Telecommunications)                              11,528
   5,000   Nippon Express Co., Ltd. (Trucking &
             Leasing)                                          26,904



 Shares            Description                               Value
 ------            -----------                               -----

   1,000   Nippon Meat Packers, Inc. (Food
             Processing)                                  $    12,288
   6,000   Nippon Oil Co., Ltd. (Oil/Gas)                      19,440
   5,000   Nippon Paper Industries Co. (Forest
             Products)                                         20,901
  28,000   Nippon Steel Corp. (Steel)                          49,411
      46   Nippon Telegraph & Telephone Corp.
             (Telecommunications)                             382,585
   6,000   Nippon Yusen Kabushiki Kaisha
             (Transportation)                                  20,395
   6,000   Nissan Motor Co., Ltd. (Autos & Trucks)             18,963
   1,000   Nissin Food Products Co., Ltd. (Food
             Processing)                                       17,972
   1,000   Nitto Denko Corp. (Electrical Equipment)            15,079
  10,000   NKK Corp. (Steel)                                    9,619
   8,000   Nomura Securities Co., Ltd. (Financial
             Services)                                         93,440
   4,000   Obayashi Corp.  (Capital Equipment)                 17,010
   2,000   Odakyu Electric Railway
             (Transportation)                                   6,147
   3,000   Oji Paper Co., Ltd. (Forest Products)               13,105
   1,000   Omron Corp. (Electronics)                           15,332
   1,000   Onward Kashiyama Co., Ltd. (Textiles)               12,548
   7,000   Osaka Gas Co., Ltd. (Utilities)                     18,023
   1,000   Pioneer Electronic Corp.
             (Telecommunications)                              19,165
   1,000   Rohm Co. (Electronics)                             103,059
  15,000   Sakura Bank Ltd. (Banks)                            39,054
   2,000   Sankyo Co., Ltd. (Pharmaceuticals)                  45,708
   7,000   Sanyo Electric Co., Ltd. (Electronics)              21,263
   1,000   Secom (Electronics)                                 57,930
   2,000   Sekisui Chemical Co., Ltd.
             (Chemicals)                                       10,270
   3,000   Sekisui House Ltd. (Manufactured
             Housing)                                          23,324
   3,000   Sharp Corp.  (Electronics)                          24,387
   1,000   Shimano, Inc.  (Bicycles)                           25,457
   5,000   Shimizu Corp. (Engineering &
             Construction)                                     14,464
   2,000   Shin-Etsu Chemical Co., Ltd.
             (Chemicals)                                       34,715
   2,000   Shiseido Co., Ltd. (Household
             Products)                                         22,796
   3,000   Shizuoka Bank  (Banks)                              32,328
   1,500   Sony Corp.  (Electronics)                          129,637
  12,000   Sumitomo Bank Ltd. (Banks)                         117,162
   8,000   Sumitomo Chemical Co. (Chemicals)                   24,763
   5,000   Sumitomo Corp.  (Distribution/
             Wholesale)                                        24,119
   3,000   Sumitomo Electric Industries (Electrical
             Equipment)                                        30,440
   3,000   Sumitomo Marine & Fire Insurance Co.
             (Insurance)                                       16,837
  14,000   Sumitomo Metal Industries  (Steel)                  22,579



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

   2,000   Sumitomo Metal Mining Co. (Metals &
             Mining)                                      $     8,143
   3,000   Taisei Corp. (Engineering &
             Construction)                                      6,509
   2,000   Taisho Pharmaceutical Co.
             (Pharmaceuticals)                                 37,463
   1,000   Takashimaya Co., Ltd. (Retail)                       7,565
   3,000   Takeda Chemical Industries
             (Pharmaceuticals)                                 80,061
   5,000   Teijin Ltd. (Textiles)                              15,188
   3,000   Tobu Railway Co., Ltd. (Transportation)              7,963
     100   Toho Co. (Entertainment)                            10,559
   1,400   Tohoku Electric Power (Utilities)                   20,706
   8,000   Tokai Bank (Banks)                                  44,203
   6,000   Tokio Marine & Fire Insurance Co.
             (Insurance)                                       61,879
   1,000   Tokyo Dome Corp. (Entertainment)                     5,424
   5,100   Tokyo Electric Power Co. (Utilities)               100,325
   1,000   Tokyo Electron Ltd. (Electronics)                   30,737
  12,000   Tokyo Gas Co., Ltd. (Utilities)                     26,817
   5,000   Tokyu Corp. (Transportation)                        15,224
   3,000   Toppan Printing Co., Ltd.
             (Publishing/Printing)                             32,198
   6,000   Toray Industries, Inc. (Chemicals)                  31,243
   1,000   Tostem Corp. (Building Materials)                   13,004
   2,000   Toto Ltd. (Industrial)                              12,194
   1,000   Toyo Seikan Kaisha (Packaging &
             Container)                                        12,295
   1,000   Toyoda Automatic Loom Works
             (Machinery)                                       17,719
  14,000   Toyota Motor Corp. (Consumer Goods)                363,492
   1,000   Uny Co., Ltd. (Retail)                              16,273
   1,000   Wacoal Corp. (Textiles)                             10,197
   1,000   Yamaha Corp. (Diversified)                           9,764
   2,000   Yamanouchi Pharmaceutical Co., Ltd.
             (Pharmaceuticals)                                 41,802
   2,000   Yamato Transport Co., Ltd. (Trucking &
             Leasing)                                          22,492
   1,000   Yamazaki Baking Co., Ltd. (Food
             Processing)                                        8,896
   3,000   Yasuda Trust & Banking (Banks)                       2,821
                                                          -----------
                                                            5,358,965
                                                          -----------

           Malaysia - 0.42%
   6,000   Golden Hope Plantations BHD
             (Agriculture)                                      5,494
   4,000   Kuala Lumpur Kepong BHD
             (Agriculture)                                      6,457
   8,400   Malayan Banking BHD (Banks)                          8,460
   8,000   Malaysia International Shipping BHD
             (Transportation)                                  11,662
   3,000   Oriental Holdings BHD (Autos &
             Trucks)                                            4,988
   7,000   Resorts World BHD (Entertainment)                    7,691
   8,000   RHB Capital BHD (Banks)                              3,258



 Shares            Description                               Value
 ------            -----------                               -----

   2,000   Rothmans of Pall Mall BHD (Tobacco)            $    13,855
  10,000   Sime Darby BHD (Holding Companies)                   6,891
  11,000   Telekom Malaysia BHD
             (Telecommunications)                              18,553
  11,000   Tenaga Nasional BHD (Utilities)                     13,252
   4,000   United Engineers Ltd. (Engineering &
             Construction)                                      1,629
  10,500   YTL Corp. BHD (Engineering &
             Construction)                                      7,893
                                                          -----------
                                                              110,083
                                                          -----------

           Netherlands - 5.49%
   5,375   ABN Amro Holdings NV (Banks)                       125,864
   2,218   Ahold (Retail)                                      71,255
     288   Akzo Nobel (Chemicals)                              64,071
   2,611   Elsevier NV (Publishing/Printing)                   39,435
     172   Getronics NV (Computers)                             8,927
   1,305   Heineken NV (Brewery)                               51,297
   3,323   ING Groep NV (Financial Services)                  217,757
   1,760   Koninklijke Ahold NV (Retail)                       67,781
   1,383   Philips Electronics NV (Electronics)               116,347
   7,753   Royal Dutch Petroleum Company
             (Oil/Gas)                                        430,246
   2,364   Unilever NV-CVA (Food Processing)                  187,710
     174   Wolters Kluwer NV-CVA
             (Publishing/Printing)                             23,900
   1,760   TNT Post Group (Transportation) (a)                 45,015
                                                          -----------
                                                            1,449,605
                                                          -----------

           New Zealand - 0.17%
  12,304   Brierley Investments Ltd. (Investment
             Companies)                                         6,146
   6,498   Carter Holt Harvey Ltd. (Forest
             Products)                                          5,680
   2,801   Lion Nathan Ltd. (Brewery)                           6,238
   6,707   Telecom Corp. of New Zealand Ltd.
             (Telecommunications)                              27,711
                                                          -----------
                                                               45,775
                                                          -----------

           Norway - 0.56%
     300   Bergesen d.y. ASA-A (Transportation)                 5,715
   1,950   Christiania Bank Og Kreditkasse
             (Financial Services)                               8,168
   3,600   Den Norske Bank (Banks)                             18,884
     150   Kvaerner ASA-A (Engineering &
             Construction)                                      5,089
     400   Merkantildata ASA (Software)                         5,063
     850   Norsk Hydro ASA (Diversified)                       37,434
     200   Norske Skogsindustrier ASA `A' Free
             (Paper)                                            6,185
     600   Orkla ASA-A (Manufacturing)                         14,015
     600   Petroleum-Geo Services ASA
             (Oil/Gas) (a)                                     18,712
     350   Schibsted ASA (Publishing/Printing)                  5,892
   2,000   Storebrand ASA-A (Insurance) (a)                    17,746



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

     200   Tomra Systems ASA (Machinery)                  $     6,003
                                                          -----------
                                                              148,906
                                                          -----------

           Portugal - 0.63%
     700   Banco Comercial Portugues, SA
             (Banks)                                           19,889
     600   Banco Espirito Santo e Comercial de
             Lisboa, SA (Banks)                                18,029
     300   BPI-SGPS, SA (Financial Services)                    9,687
     300   Brisa Auto-Estradas de Portugal, SA
             (Engineering & Construction)                      12,839
     500   Cimpor-Cimentos de Portugal, SA
             (Building Materials)                              17,579
   1,300   Electricidade de Portugal, SA
             (Electric & Gas)                                  30,239
     300   Jeronimo Martins, SGPS, SA (Retail)                 14,421
     700   Portugal Telecom, SA
             (Telecommunications)                              37,124
     100   Sonae Investimentos, SGPS, SA
             (Retail)                                           5,465
                                                          -----------
                                                              165,272
                                                          -----------

           Singapore - 0.53%
   3,000   City Developments Ltd. (Real Estate)                 8,404
   1,000   Creative Technology (Computers) (a)                 12,166
   5,000   DBS Land Ltd. (Real Estate)                          4,154
   2,600   Development Bank of Singapore Ltd.
             (Banks)                                           14,427
     500   Oversea-Chinese Banking Corp., Ltd.
             (Banks)                                           17,062
   5,000   Singapore Airlines Ltd. (Transportation)            23,442
   2,276   Singapore Press Holdings Ltd.
             (Publishing/Printing)                             15,264
  25,000   Singapore Telecommunications Ltd.
             (Utilities)                                       35,608
   3,000   United Overseas Bank Ltd. (Banks)                    9,347
                                                          -----------
                                                              139,874
                                                          -----------

           Spain - 3.13%
   2,136   Argentaria Bancaria de Espa (Banks)                 47,917
     923   Autopistas Concesionaria Espanola SA
             (Engineering & Construction)                      14,294
   2,363   Banco Bilbao Vizcaya SA (Banks)                    121,270
     891   Banco Central Hispanoamericano
             (Banks)                                           28,005
   4,412   Banco de Santander SA (Banks)                      112,925
   1,388   Empresa Nacional de Electricidad SA
             (Utilities)                                       30,367
   2,680   Endesa SA (Utilities)                               58,633
     366   Fomento de Construcciones y Contratas
             SA (Engineering & Construction)                   18,879
     574   Gas Natural SDG, SA (Utilities)                     41,473
     310   Generale de Aguas d'Barcelona
             (Beverages)                                       17,284
   3,712   Iberdrola SA (Utilities)                            60,273



 Shares            Description                               Value
 ------            -----------                               -----

   1,178   Repsol SA (Oil/Gas)                            $    64,757
     998   Tabacalera SA-A (Tobacco)                           20,435
   3,774   Telefonica de Espana
             (Telecommunications)                             174,488
     185   Vallehermoso SA (Real Estate)                        6,768
     314   Zaradoya Otis (Machinery)                            9,337
                                                          -----------
                                                              827,105
                                                          -----------

           Sweden - 3.11%
   2,900   ABB AB-A (Machinery)                                41,092
     400   AGA AB-A (Chemicals)                                 6,270
   5,100   Astra AB-A (Pharmaceuticals)                       104,238
   1,100   Astra AB-B (Pharmaceuticals)                        21,931
     900   Atlas Copco AB-A (Machinery)                        24,546
   1,800   Electrolux AB-Ser. B (Furniture)                    30,922
   7,200   Ericsson Telecommunications-B
             (Telecommunications)                             210,357
     600   Fastighetspartner NF AB Balder Units
             (Real Estate) (a)                                    602
   1,400   ForeningsSparbanken AB (Banks)                      42,132
     900   Hennes & Mauritz AB-B (Retail)                      57,442
      70   Mandamus Fastigheter AB
             (Real Estate) (a)                                    439
     200   Netcom Systems AB
             (Telecommunications) (a)                           7,661
   1,000   Sandvik AB-A (Machinery)                            27,649
     400   Securitas AB-B (Commercial
             Services)                                         19,586
   2,000   Skandia Forsakrings AB (Insurance)                  28,589
   2,600   Skandinaviska Enskilda Banken-A
             (Banks)                                           44,502
     600   Skanska AB-B (Engineering &
             Construction)                                     26,934
   1,400   Stora Kopparbergs Bergslags Aktiebolag-A
             (Forest Products)                                 22,031
     600   Svenska Cellulosa AB-B (Forest
             Products)                                         15,536
     800   Svenska Handelsbanken-A (Banks)                     37,116
     300   Volvo AB-A (Autos & Trucks)                          8,727
   1,400   Volvo AB-B (Autos & Trucks)                         41,693
                                                          -----------
                                                              819,995
                                                          -----------

           Switzerland - 7.59%
      30   ABB AG-Bearer (Machinery)                           44,377
      50   Adecco SA (Commercial Services)                     22,585
      30   Alusuisse-Lonza Holdings AG (Holding
             Companies)                                        38,117
   1,010   Credit Suisse Group (Banks)                        225,104
      30   Holderbank Financiere Glarus AG-B
             (Building Materials)                              38,235
     150   Nestle SA (Foods)                                  321,535
     220   Novartis AG-Registered (Medical)                   366,691
      15   Novartis AG-Bearer (Medical)                        25,021
       7   Roche Holdings AG-Bearer
             (Pharmaceuticals)                                103,893


                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

      26   Roche Holdings AG-Genusschine
             (Pharmaceuticals)                            $   255,742
      50   Sairgroup (Airlines) (a)                            16,476
      60   Schweizerische Rueckversicherungs-
             Gesellschaft (Insurance)                         151,991
      10   Sulzer AG (Manufacturing)                            7,905
     291   UBS-Registered (Banks)                             108,297
      85   UBS-Bearer (Banks)                                 152,846
      50   Union Bank of Switzerland (Banks)                   18,028
     165   Zurich Versicherungs-Gesellschaft
             (Insurance)                                      105,474
                                                          -----------
                                                            2,002,317
                                                          -----------

           United Kingdom - 21.11%
   5,341   Abbey National Plc. (Banks)                         94,976
     563   Anglian Water Plc. (Utilities)                       7,910
   1,422   Arjo Wiggins Appleton Plc. (Paper)                   4,820
   3,803   Associated British Foods Plc. (Food
             Processing)                                       35,909
   5,622   Barclays Plc. (Banks)                              162,208
   3,108   Bass Plc. (Brewery)                                 58,277
   1,382   BBA Group Plc. (Auto Related)                       10,430
     871   Berkley Group Plc. (Building &
             Construction)                                      9,104
  14,979   BG Plc. (Oil/Gas)                                   86,661
   3,624   Blue Circle Industries Plc. (Building
             Materials)                                        20,483
   2,144   BOC Group Plc. (Chemicals)                          29,229
   3,560   Boots Co. Plc. (Retail)                             59,025
   2,675   BPB Plc. (Paper)                                    16,370
   7,137   British Aerospace Plc. (Aerospace)                  54,697
   4,267   British Airport Authority (Transportation)          46,096
   4,209   British Airways Plc. (Transportation)               45,575
   2,369   British Land Co. Plc. (Real Estate)                 24,346
  21,061   British Petroleum Co. Plc. (Oil/Gas)               307,347
   6,885   British Sky Broadcasting Group Plc.
             (Broadcasting)                                    49,490
   6,485   British Steel Plc. (Steel)                          14,266
  23,251   British Telecommunications Plc.
             (Telecommunications)                             287,284
  13,675   BTR Plc. (Holding Companies)                        39,045
   2,725   Bunzl Plc. (Packaging & Container)                  12,831
     847   Burmah Castrol Plc. (Oil/Gas)                       15,189
  11,628   B.A.T. Industries Plc. (Tobacco)                   116,492
   8,607   Cable & Wireless Plc.
             (Telecommunications)                             104,622
   3,948   Cadbury Schweppes Plc. (Beverages)                  61,141
   2,125   Carlton Communications Plc. (Holding
           Companies)                                          18,982
  14,759   Centrica Plc. (Oil/Gas) (a)                         24,890
   3,444   CGU Plc. (Insurance)                                64,290
   2,472   Compass Group Plc. (Foods)                          28,500
     703   Courtaulds Plc. (Chemicals)                          5,229
  12,640   Diageo Plc. (Foods)                                149,846
     865   Electrocomponents Plc. (Electronics)                 6,969



 Shares            Description                               Value
 ------            -----------                               -----

   2,164   EMI Group Plc. (Entertainment)                 $    18,933
  10,315   General Electric Co. Plc. (Electronics)             88,957
   2,968   GKN Plc. (Auto Related)                             37,837
  12,888   Glaxo Wellcome Plc.
             (Pharmaceuticals)                                387,129
   3,527   Granada Group Plc. (Leisure Time)                   64,897
   3,004   Great Universal Stores Plc. (Retail)                39,625
   2,193   Guardian Royal Exchange Plc.
             (Insurance)                                       12,852
   9,386   Halifax Plc. (Banks)                               122,240
   2,797   Hanson Plc. (Holding Companies)                     17,034
   6,242   HSBC Holdings Plc. (Banks)                         151,957
   2,921   HSBC Holdings Plc. (75P) (Banks)                    74,182
   2,904   Imperial Chemical Industries Plc.
             (Chemicals)                                       46,646
     855   Jarvis Plc. (Building & Construction)                9,886
   2,749   Kingfisher Plc. (Retail)                            44,294
   4,290   Ladbroke Group Plc. (Leisure Time)                  23,566
   2,290   Land Securities Plc. (Real Estate)                  35,426
   2,064   Lasmo Plc. (Oil/Gas)                                 8,288
   4,771   Legal & General Group Plc.
             (Insurance)                                       50,943
  19,586   Lloyds TSB Group Plc. (Banks)                      274,213
   5,270   LucasVarity Plc. (Auto Related)                     20,942
  10,701   Marks & Spencer Plc. (Retail)                       97,467
   1,490   MEPC Plc. (Property & Development)                  13,148
     312   Misys (Computers)                                   17,723
   6,043   National Grid Group Plc. (Utilities)                40,764
   4,907   National Power Plc. (Utilities)                     46,210
     698   Next Plc. (Retail)                                   6,002
   2,364   Pearson Plc. (Publishing/Printing)                  43,340
   2,612   Peninsular and Oriental Steam
             Navigation Company (Transportation)               37,638
     587   Provident Financial Plc. (Financial
             Services) (a)                                      9,238
   7,329   Prudential Corp. Plc. (Insurance)                   96,613
   2,036   Railtrack Group Plc. (Transportation)               49,939
   1,754   Rank Group Plc. (Entertainment)                      9,635
   3,400   Reed International Plc. (Publishing/
             Printing)                                         30,769
  10,938   Rentokil Initial Plc. (Diversified)                 78,714
   5,682   Reuters Holdings Plc. (Publishing/
             Printing)                                         64,988
   1,466   Rexam Plc. (Packaging & Container)                   6,425
   4,274   Rio Tinto Plc. (Metals & Mining)                    48,170
     969   RMC Group Plc. (Building Materials)                 16,810
   6,596   Rolls-Royce Plc. (Aerospace)                        27,258
   3,383   Royal Bank of Scotland Group Plc.
             (Banks)                                           58,745
   6,125   Royal & Sun Alliance Insurance Group
             Plc. (Insurance)                                  63,356
   4,795   Safeway Plc. (Retail)                               31,424
   6,135   Sainsbury (J.) Plc. (Retail)                        54,700
   1,500   Schroders Plc. (Banks)                              38,896
   3,601   Scottish Power Plc. (Utilities)                     31,656



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)


 Shares            Description                               Value
 ------            -----------                               -----

   2,176   Scottish & Newcastle Plc. (Brewery)            $    30,810
   2,071   Siebe Plc. (Diversified)                            41,392
  20,174   SmithKline Beechman Plc.
             (Pharmaceuticals)                                246,402
     851   Smiths Industries Plc. (Aerospace)                  11,794
   1,063   Southern Electric Plc. (Utilities)                   9,735
     727   Stagecoach Holdings Plc.
             (Transportation)                                  15,489
     914   Tate & Lyle Plc. (Foods)                             7,264
   8,412   Tesco Plc. (Retail)                                 82,166
   1,360   Thames Water Plc. (Utilities)                       24,774
     948   TI Group Plc. (Property &
             Development)                                       7,202
  12,083   Unilever Plc. (Foods)                              128,716
   2,352   United Utilities Plc. (Utilities)                   34,225
  10,479   Vodafone Group Plc.
             (Telecommunications)                             133,151
   3,636   Williams Holding Plc. (Diversified)                 23,373
   2,166   Wolseley Plc. (Building Materials)                  12,730
   3,243   Zeneca Group Plc. (Pharmaceuticals) (c)            139,270
                                                          -----------
                                                            5,570,497
                                                          -----------

Total Common Stock (Cost $23,462,189)                      24,915,350
                                                          -----------

           PREFERRED STOCK - 0.80%
           Australia - 0.19%
   7,058   News Corp. Ltd. (Services)                          50,122
                                                          -----------

           Austria - 0.05%
     160   Bank Austria AG (Banks)                             13,002
                                                          -----------

           Germany - 0.51%
     550   RWE AG (Oil/Gas)                                    23,518
     150   SAP AG-Vorzug (Software)                           101,908
      13   Volkswagen AG (Auto & Trucks)                        9,107
                                                          -----------
                                                              134,533
                                                          -----------

           Italy - 0.05%
   5,404   Fiat SPA (Auto and Trucks)                          13,459
                                                          -----------

Total Preferred Stock (Cost $141,359)                         211,116
                                                          -----------

           RIGHTS & WARRANTS - 0.00%
           Australia - 0.00%
   2,437   Coca-Cola Ltd. Warrants
           (Beverages) (a)                                          0
                                                          -----------

           Austria - 0.00%
     420   Bank Austria AG Rights (Banks) (a)                      22
                                                          -----------

           Germany - 0/00%
     550   Metro AG Rights (Retail) (a)                            38
                                                          -----------



 Shares            Description                               Value
 ------            -----------                               -----

           Hong Kong - 0.00%
     450   Hong Kong and China Gas Co. Ltd.
             Warrants (Utilitites) (a)                    $         0
     350   Wharf Holdings Ltd. Warrants
             (Diversified) (a)                                      0
                                                          -----------

           Italy - 0.00%
      22   Assicurazioni Generali Rights
             (Insurance) (a)                                       56
                                                          -----------

           Portugal 0.00%
     500   Banco Espirito Santo e Comercial de
             Lisboa, SA Rights (Banks) (a)                        355
                                                          -----------

           Spain 0.00%
      52   Zaradoya Otis Rights (Machinery) (a)                   253
                                                          -----------

           Switzerland 0.00%
      50   Adecco SA Rights (Commercial
             Services) (a)                                          0
                                                          -----------

Total Rights And Warrants (Cost $0)                               724
                                                          -----------

Principal
  Amount
---------
           SHORT TERM INSTRUMENTS (b) (c) - 3.20%
           U.S.A. - 3.20%
$570,000   U.S. Treasury Bill, 5.09%, 09/17/98                563,825
  20,000   U.S. Treasury Bill, 5.18%, 11/12/98                 19,627
  20,000   U.S. Treasury Bill, 5.21%, 09/10/98                 19,804
  35,000   U.S. Treasury Bill, 5.13%, 10/22/98                 34,452
 210,000   U.S. Treasury Bill, 5.21%, 11/05/98                206,266
                                                          -----------

Total Short Term Instruments (Cost $843,974)                  843,974
                                                          -----------

Total Investments - (Cost $24,447,522)       98.40%       $25,971,164
                                            -------       -----------

Other Assets Less Liabilities
  (Notes 2 and 4)                             1.60%           423,462
                                            -------       -----------

Net Assets                                  100.00%       $26,394,626
                                            =======       ===========

----------
(a)  Non-income producing security.
(b)  Annualized yield at time of purchase.
(c)  Held for collateral for futures.



                See Notes to Financial Statements on Pages 49-51

EAFE Equity Index Fund

Statement of Net Assets June 30, 1998 (unaudited)

Industry Diversification (as a percentage of Total Investments):

                                    Total            % of
                                   Market           Market
Industry                            Value           Value
--------                           ------           ------

Autos and Trucks                $   637,534          2.54%
Banks                             3,786,767         15.07%
Chemicals                           829,644          3.30%
Consumer Goods and Services       1,012,542          4.03%
Diversified                         598,652          2.38%
Electronics                         953,390          3.80%
Financial Services                  727,193          2.89%
Food and Beverage                 1,282,084          5.10%
Insurance                         1,633,283          6.50%
Oil/Gas                           1,504,476          5.99%
Other                             5,605,864         22.31%*
Pharmaceuticals                   1,660,200          6.61%
Retail                            1,154,368          4.59%
Telecommunications                2,243,724          8.93%
Transportation                      616,429          2.45%
Utilities                           881,040          3.51%
                                -----------        ------
                                $25,127,190        100.00%
                                ===========        ======

----------
* No one industry represents more that 2% of Portfolio Holding



At June 30, 1998, the Fund's open futures contracts were as follows:

Number of
Contracts    Contract    Expiration     Opening     Current
Purchased      Type         Date       Position   Market Value
---------    --------    ----------    --------   ------------
     1       Australian   10/02/98     $ 40,162     $ 41,808
     1           DAX      09/18/98      322,788      325,828
     1         IBEX 35    07/17/98       64,187       65,641
     1         CAC 40     09/30/98      132,666      141,522
     2        FTSE 100    09/18/98      193,171      196,724
     1        Hang Seng   07/31/98       55,424       55,627
     7       Nikkei 300   09/17/98      117,442      123,121
                                       --------     --------
                                       $925,840     $950,271
                                       ========     ========



Forward Foreign Currency Contracts Sold:


                                                                                   Unrealized
 Currency       Contracts to       Settlement     Contracts At     In Exchange    Appreciation
   Value          Deliver            Dates           Value         For U.S. $    (Depreciation)
 --------       ------------       ----------     ------------     -----------   --------------
   693,000       Deutsche Mark       07/27/98       $384,994        $384,889         $  105
19,959,000       Japanese Yen        07/27/98        144,949         141,760          3,189
    84,000       British Pound       07/27/98        140,330         139,976            354
                                                    --------        --------         ------
                                                    $670,273        $666,625         $3,648
                                                    ========        ========         ======


                See Notes to Financial Statements on Pages 49-51

BT Insurance Funds Trust

Statements of Operations For the six months ended June 30, 1998 (unaudited)



                                                          Equity 500     Small Cap      EAFE Equity
                                                          Index Fund     Index Fund     Index Fund
                                                          ----------     ----------     -----------
Investment Income:
Interest                                                  $   24,698      $  22,154      $   31,231
Dividends                                                    102,434        112,699         239,364
   Less foreign taxes withheld                                    (7)            --         (28,222)
                                                          ----------      ---------      ----------
   Total Investment Income                                   127,125        134,853         242,373
                                                          ----------      ---------      ----------

Expenses:
Advisory Fees (Note 2)                                        14,941         29,628          38,189
Administration Fees (Note 2)                                  36,493         36,693          36,697
Fund accounting Fees                                           5,668         21,055          17,269
Custodian Fees                                                26,167         29,298          34,643
Professional Fees                                             13,361         15,192          16,142
Trustees Fees                                                  7,837          8,974           8,938
Amortization of organizational costs                           1,956          1,966           1,966
Transfer agent Fees                                            4,096          4,096           4,096
Printing Fees                                                 10,118         11,261          10,507
Miscellaneous                                                  5,011          5,427           6,906
                                                          ----------      ---------      ----------
   Total expenses before waiver/reimbursement                125,648        163,590         175,353
   Less waiver/reimbursement by Advisor (Note 2)             (96,402)      (118,724)       (113,444)
   Less waiver by Administrator/Transfer Agent (Note 2)       (6,998)        (6,997)         (6,997)
                                                          ----------      ---------      ----------
   Total expenses net of reimbursement                        22,248         37,869          54,912
                                                          ----------      ---------      ----------

Net Investment Income                                        104,877         96,984         187,461
                                                          ----------      ---------      ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments sold                 630,085        413,752         (96,069)
Net realized gain from futures, foreign currencies and
   forward foreign currency transactions                     221,449          3,844         148,766
Net change in unrealized appreciation
   on investments and other assets                         1,399,205         74,384       2,535,663
Net change in unrealized appreciation/depreciation
   on futures, foreign currencies and forward foreign
   currency contracts                                          6,294         42,427         (42,050)
                                                          ----------      ---------      ----------

Net Realized and Unrealized Gain on Investments,
   Futures, Foreign Currencies and Forward Foreign
   Currency Contracts                                      2,257,033        534,407       2,546,310
                                                          ----------      ---------      ----------

Net Increase in Net Assets Resulting from Operations      $2,361,910      $ 631,391      $2,733,771
                                                          ==========      =========      ==========



                See Notes to Financial Statements on Pages 49-51

BT Insurance Funds Trust

Statements of Changes in Net Assets




                                                                                     Equity 500 Index Fund
                                                                                 -------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (a)
                                                                                 -------------      ------------
Increase in Net Assets
Resulting from Operations:
   Net investment income                                                          $   104,877       $    39,940
   Net realized gain on investments sold, futures contracts and foreign
     currency transactions                                                            851,534            10,114
   Net change in unrealized appreciation of investments, futures,
     foreign currencies and forward foreign currency contracts                      1,405,499           202,483
                                                                                  -----------       -----------
     Net increase in net assets resulting from operations                           2,361,910           252,537
                                                                                  -----------       -----------

Share transactions:
   Net proceeds from sale of shares                                                16,098,402        13,196,045
   Cost of shares repurchased                                                      (7,606,448)       (1,688,459)
                                                                                  -----------       -----------
     Net increase in net assets from share transactions                             8,491,954        11,507,586
                                                                                  -----------       -----------
   Net increase in net assets                                                      10,853,864        11,760,123
                                                                                  -----------       -----------

NET ASSETS at beginning of period                                                  11,760,123                --
                                                                                  -----------       -----------

NET ASSETS at end of period (Including undistributed net investment income of
   $144,817 and $39,940 for the periods ended June 30, 1998 and
   December 31, 1997, respectively)                                               $22,613,987       $11,760,123
                                                                                  ===========       ===========



----------
(a)  commenced operations on 10/01/97.





                                                                                      Small Cap Index Fund
                                                                                 -------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (a)
                                                                                 -------------      ------------
Increase in Net Assets
Resulting from Operations:
   Net investment income                                                          $    96,984       $    41,878
   Net realized gain on investments sold, futures contracts and foreign
     currency transactions                                                            417,596            88,417
   Net change in unrealized appreciation of investments, futures,
     foreign currencies and forward foreign currency contracts                        116,811           383,905
                                                                                  -----------       -----------
     Net increase in net assets resulting from operations                             631,391           514,200
                                                                                  -----------       -----------

Share transactions:
   Net proceeds from sale of shares                                                15,216,095        12,189,027
   Cost of shares repurchased                                                        (726,289)          (86,207)
                                                                                  -----------       -----------
     Net increase in net assets from share transactions                            14,489,806        12,102,820
                                                                                  -----------       -----------
   Net increase in net assets                                                      15,121,197        12,617,020
                                                                                  -----------       -----------

NET ASSETS at beginning of period                                                  12,617,020                --
                                                                                  -----------       -----------

NET ASSETS at end of period (Including undistributed net investment income of
   $138,862 and $41,878 for the periods ended June 30, 1998 and
   December 31, 1997, respectively)                                               $27,738,217       $12,617,020
                                                                                  ===========       ===========


----------
(a)  commenced operations on 08/25/97.



                See Notes to Financial Statements on Pages 49-51


                                       45




BT Insurance Funds Trust

Statements of Changes in Net Assets




                                                                                     EAFE Equity Index Fund
                                                                                 -------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (a)
                                                                                 -------------      ------------
Increase/(Decrease) in Net Assets
Resulting from Operations:
   Net investment income                                                          $   187,461       $    36,655
   Net realized gain (loss) on investments sold, futures contracts and foreign
     currency transactions                                                             52,697              (898)
   Net change in unrealized appreciation (depreciation) of investments, futures,
     foreign currencies and forward foreign currency contracts                      2,493,613        (1,018,510)
                                                                                  -----------       -----------
     Net increase (decrease) in net assets resulting from operations                2,733,771          (982,753)
                                                                                  -----------       -----------

Share transactions:
   Net proceeds from sale of shares                                                 9,598,030        15,424,726
   Cost of shares repurchased                                                        (346,236)          (32,912)
                                                                                  -----------       -----------
     Net increase in net assets from share transactions                             9,251,794        15,391,814
                                                                                  -----------       -----------
   Net increase in net assets                                                      11,985,565        14,409,061
                                                                                  -----------       -----------

NET ASSETS at beginning of period                                                  14,409,061                --
                                                                                  -----------       -----------

NET ASSETS at end of period (Including undistributed net investment income of
   $242,818 and $55,357 for the periods ended June 30, 1998 and
   December 31, 1997, respectively)                                               $26,394,626       $14,409,061
                                                                                  ===========       ===========




----------
(a)  commenced operations on 08/22/97.



                See Notes to Financial Statements on Pages 49-51

BT Insurance Funds Trust

Financial Highlights

For a Share Outstanding throughout the period


                                                                                      Equity 500 Index Fund
                                                                                 --------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (a)
                                                                                 -------------      ------------

Net asset value, beginning of period                                                $ 10.19             $ 10.00

Income from Investment Operations:
   Net investment income                                                               0.08(c)             0.03
   Net realized and unrealized gain on investments and futures contracts               1.76                0.16
                                                                                    -------             -------
   Net increase in net asset value from operations                                     1.84                0.19
                                                                                    -------             -------
Net asset value, end of period                                                      $ 12.03             $ 10.19
                                                                                    =======             =======

Total Return (d)                                                                     18.06%               1.90%

Ratios / Supplemental Data
Net assets, end of period (in 000s)                                                 $22,614             $11,760
Ratios to average net assets:
   Net investment income including reimbursement/waiver (e)                           1.40%               1.51%
   Operating expenses including reimbursement/waiver (e)                              0.30%               0.30%
   Operating expenses excluding reimbursement/waiver (e)                              1.68%               2.78%
Portfolio turnover rate                                                                 46%                  7%





                                                                                      Small Cap Index Fund
                                                                                 -------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (b)
                                                                                 -------------      ------------
Net asset value, beginning of period                                                $ 10.51             $ 10.00

Income from Investment Operations:
   Net investment income                                                               0.06(c)             0.03
   Net realized and unrealized gain on investments and futures contracts               0.39                0.48
                                                                                    -------             -------
   Net increase in net asset value from operations                                     0.45                0.51
                                                                                    -------             -------
Net asset value, end of period                                                      $ 10.96             $ 10.51
                                                                                    =======             =======

Total Return (d)                                                                      4.28%               5.10%


Ratios / Supplemental Data
Net assets, end of period (in 000s)                                                 $27,738             $12,617
Ratios to average net assets:
   Net investment income including reimbursement/waiver (e)                           1.15%               1.08%
   Operating expenses including reimbursement/waiver (e)                              0.45%               0.45%
   Operating expenses excluding reimbursement/waiver (e)                              1.93%               3.27%
Portfolio turnover rate                                                                 29%                  8%


----------
(a)  Equity 500 Index commenced operations on 10/1/97.
(b)  Small Cap Index commenced operations on 8/25/97.
(c)  Based on average shares method.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(e)  Annualized



                See Notes to Financial Statements on Pages 49-51

BT Insurance Funds Trust

Financial Highlights

For a Share Outstanding throughout the period


                                                                                     EAFE Equity Index Fund
                                                                                 -------------------------------
                                                                                  For the six          For the
                                                                                 months ended       period ended
                                                                                 June 30, 1998      December 31,
                                                                                  (unaudited)         1997 (a)
                                                                                 -------------      ------------
Net asset value, beginning of period                                                $  9.34            $ 10.00

Income from Investment Operations:
   Net investment income                                                               0.11(b)            0.02
   Net realized and unrealized gain (loss) on investments and futures contracts        1.47              (0.68)
                                                                                    -------            -------
   Net increase (decrease) in net asset value from operations                          1.58              (0.66)
                                                                                    -------            -------
Net asset value, end of period                                                      $ 10.92            $  9.34
                                                                                    =======            =======

Total Return (c)                                                                     16.92%             (6.60%)

Ratios / Supplemental Data
Net assets, end of period (in 000s)                                                 $26,395            $14,409
Ratios to average net assets:
   Net investment income including reimbursement/waiver (d)                           2.21%              0.72%
   Operating expenses including reimbursement/waiver (d)                              0.65%              0.65%
   Operating expenses excluding reimbursement/waiver (d)                              2.07%              2.75%
Portfolio turnover rate                                                                  2%                 0%(e)



----------
(a)  EAFE Equity Index commenced operations on 8/22/97.
(b)  Based on average shares method.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(d)  Annualized
(e)  Less than 1%



                See Notes to Financial Statements on Pages 49-51

BT Insurance Funds Trust

Notes to Financial Statements June 30, 1998 (unaudited)



Note 1 -- Organization and Significant Accounting Policies
A.  Organization
BT Insurance Funds Trust (the "Trust"), is currently comprised of seven series:
Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, International Equity Fund, Small Cap Fund, U.S. Bond Index Fund, and the Managed Assets Fund, (each, a "Fund", collectively, the "Funds"). The Trust is an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Trust was organized as a Massachusetts business trust on January 19, 1996.

The accompanying financial statements and financial highlights are those of the Equity 500 Index Fund, the Small Cap Index Fund, and the EAFE Equity Index Fund which commenced operations on October 1, 1997, August 25, 1997 and August 22, 1997, respectively.

B.  Security Valuation
The Funds' investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Funds' assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith by or under the general supervision of the Trustees.

C.  Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  Futures Contracts
The Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to closely replicate the benchmark indices used by the Funds. Risks arise from possible illiquidity of the futures market and from movements in security values and/or currency values.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E.  Forward Foreign Currency Exchange Contracts
The EAFE Equity Index Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a specified price at a future date. These contracts are used in an attempt to protect against fluctuations in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Forward foreign currency exchange contracts are valued at the daily forward exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date. The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

F.  Foreign Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net foreign exchange gains of $25,577 on the EAFE Equity Index Fund represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments, futures, foreign currency transactions and net other assets.

G.  Foreign Securities
The Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

BT Insurance Funds Trust

Notes to Financial Statements (continued) (unaudited)


H.  Federal Income Taxes
The Funds intend to elect to be treated as "regulated investment companies" under Sup-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the capital loss carryforward amounted to $19,581 for the EAFE Equity Index Fund and will expire December 31, 2005.

I.  Expenses
The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated based upon the relative net assets of each Fund.

J.  Organization Costs
The Funds will reimburse Bankers Trust Company (the "Advisor") for certain costs incurred in connection with the Funds' organization. The costs are being amortized on a straight-line basis over five years commencing on October 1, 1997 for the Equity 500 Index Fund, August 25, 1997 for the Small Cap Index Fund and August 22, 1997 for the EAFE Equity Index Fund. In the event that any of the initial shares are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

K. Dividends from Net Investment Income and Distributions of Capital Gains With respect to the Equity 500 Index, Small Cap Index and EAFE Equity Index Funds, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

L.  Shares of Beneficial Interest
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in shares of beneficial interest for the six month period ended June 30, 1998 and the period since commencement through December 31, 1997 were as follows:


                              Equity 500 Index Fund
------------------------------------------------------------------------
                       Six months ended             Period ended
                        June 30, 1998*            December 31, 1997
                    ------------------------   -----------------------
                      Shares       Amount        Shares        Amount
                    ---------    -----------   ---------    -----------
Shares sold         1,410,571    $16,098,402   1,320,455    $13,196,045
Shares redeemed      (684,234)    (7,606,448)   (166,272)    (1,688,459)
                    ---------    -----------   ---------    -----------
Net increase          726,337    $ 8,491,954    1,154,183   $11,507,586
                    =========    ===========   =========    ===========


                              Small Cap Index Fund
------------------------------------------------------------------------
                       Six months ended             Period ended
                        June 30, 1998*            December 31, 1997
                    ------------------------   -----------------------
                      Shares       Amount        Shares        Amount
                    ---------    -----------   ---------    -----------
Shares sold         1,398,518    $15,216,095   1,208,494    $12,189,027
Shares redeemed       (68,788)     (726,289)      (8,295)      (86,207)
                    ---------    -----------   ---------    -----------
Net increase        1,329,730    $14,489,806   1,200,199    $12,102,820
                    =========    ===========   =========    ===========


                             EAFE Equity Index Fund
------------------------------------------------------------------------
                       Six months ended             Period ended
                        June 30, 1998*            December 31, 1997
                    ------------------------   -----------------------
                      Shares       Amount        Shares        Amount
                    ---------    -----------   ---------    -----------
Shares sold           907,670     $9,598,030   1,545,473    $15,424,726
Shares redeemed       (32,554)     (346,236)      (3,560)      (32,912)
                      -------     ----------   ---------    -----------
Net increase          875,116     $9,251,794   1,541,913    $15,391,814
                      =======     ==========   =========    ===========

*unaudited

M.  Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates
Under the Advisory Agreement with the Advisor, the Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each
Fund: 0.20% for the Equity 500 Index Fund, 0.35% for the Small Cap Index Fund, and 0.45% for the EAFE Equity Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fees and to reimburse the Funds for certain expenses so that the Equity 500 Index Fund, Small Cap Index Fund and the EAFE Equity Index Fund total operating expenses will not exceed 0.30%, 0.45% and 0.65%, respectively. For the six months ended June 30, 1998, the gross Advisory fees, waivers and reimbursed expenses were as follows:

                                                           Expenses
                        Gross Advisory   Advisory Fees    Reimbursed
                             Fees            Waived       by Advisor
                        --------------   -------------    ----------
Equity 500 Index Fund      $14,941          $14,941        $81,461
Small Cap Index Fund        29,628           29,628         89,096
EAFE Equity Index Fund      38,189           38,189         75,255

The amounts outstanding payable to the Funds by the Advisor as of June 30, 1998 relating to reimbursable expenses are $141,938 for the Equity 500 Index Fund, $185,469 for the Small Cap Index Fund and $160,048 for the EAFE Equity Index Fund.

BT Insurance Funds Trust

Notes to Financial Statements (continued) (unaudited)


At June 30, 1998, the amounts payable to the Advisor incurred in connection with the organization of the Funds are $17,904, $17,904, and $17,904 for the Equity 500 Index Fund, Small Cap Index Fund and EAFEEquity Index Fund, respectively.

First Data Investor Services Group, Inc. ("Investor Services Group") serves as administrator of the Funds. Investor Services Group also serves as the Funds' Transfer Agent and Distributor. For services rendered as the Funds' Administrator, Investor Services Group receives the following fees, accrued daily, and paid monthly.

                   Administration Fees
 --------------------------------------------------------
   Fee (% of each
  Funds' aggregate              Average Daily
  daily net assets)               Net Assets
  -----------------   -----------------------------------
        0.02%                less than $2 billion
        0.01%         $2 billion but less than $5 billion
       0.0075%                  over $5 billion

Investor Services Group also receives a $70,000 flat fee per year, per Fund, paid monthly.

Investor Services Group voluntarily waived $6,998, $6,997 and $6,997 of their fees for the Equity 500 Index Fund, Small Cap Index Fund and EAFEEquity Index Fund, respectively, for the six months ended June 30, 1998.

Bankers Trust Company is the custodian for the Funds. At June 30, 1998, the amounts payable to the Custodian are $37,048, $57,427 and $61,601 for the Equity 500 Index Fund, Small Cap Index Fund and EAFEEquity Index Fund, respectively.

The Funds do not compensate their officers or affiliated trustees. Each independent trustee is paid $1,250 per Board of Trustees meeting attended and a quarterly retainer of $2,500. At June 30, 1998, the amounts payable to directors are $1,707, $1,877 and $1,783 for the Equity 500 Index Fund, Small Cap Index Fund and EAFEEquity Index Fund, respectively.

Note 3 -- Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 1998, were as follows:

                             Purchases        Sales
                            -----------    ----------
Equity 500 Index Fund       $14,790,359    $6,659,745
Small Cap Index Fund         18,868,810     5,069,871
EAFE Equity Index Fund        8,980,463       369,479

The aggregate gross unrealized appreciation and depreciation and cost for all securities as computed on a federal income tax basis, at June 30, 1998 is as follows:

                 Appreciation   Depreciation      Net          Cost
                 ------------   ------------   ----------   -----------
Equity 500
  Index Fund      $2,001,998    $ (400,310)    $1,601,688   $22,590,835
Small Cap
  Index Fund       1,864,136    (1,405,867)       458,269    30,186,276
EAFE Equity
  Index Fund       3,535,176    (2,011,534)     1,523,642    24,447,522

The amounts payable at June 30, 1998 for investment securities purchased are $1,811,173, $6,991,282 and $0 for the Equity 500 Index Fund, Small Cap Index Fund, and EAFE Equity Index Fund, respectively. The amounts receivable at June 30, 1998 for investment securities sold are $7,570, $3,772,635 and $7,483,082 for the Equity 500 Index Fund, Small Cap Index Fund, and EAFE Equity Index Fund, respectively. At June 30, 1998, the EAFE Equity Index Fund had an amount payable due to the Custodian of $7,247,233 in connection with a cash overdraft.

Note 4 -- Shares of Beneficial Interest
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Note 5 -- Net Assets
                                  Equity 500      Small Cap     EAFE Equity
                                  Index Fund     Index Fund     Index Fund
                                  ----------     ----------     ----------
Net Assets:
Portfolio shares based on
  1,880,520, 2,529,929,
  and 2,417,029 respectively,
  outstanding shares of
  beneficial interest              $19,999,540   $26,592,626   $24,643,608
Undistributed net investment
  income                               144,817       138,862       242,818
Accumulated net realized
  gain on investments sold,
  foreign currency transactions
  and futures contracts                861,648       506,013        33,097
Net unrealized appreciation
  on investments, assets and
  liabilities in foreign currency
  and futures contracts              1,607,982       500,716     1,475,103
                                   -----------   -----------   -----------
Total Net Assets - 100%            $22,613,987   $27,738,217   $26,394,626
                                   ===========   ===========   ===========

Net Asset Value, Offering
  and Redemption Price
  Per Share
  (Net Assets/Shares
  Outstanding)                          $12.03        $10.96        $10.92
                                        ======        ======        ======

BT INSURANCE FUNDS TRUST
Equity 500 Index Fund
Small Cap Index Fund
EAFE Equity Index Fund



Investment Advisor
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


Administrator and Transfer Agent
FIRST DATA INVESTOR SERVICES GROUP, INC.
One Exchange Place
53 State Street
Boston, MA 02109


Distributor
FIRST DATA DISTRIBUTORS, INC.
4400 Computer Drive
Westborough, MA 01581


Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


Independent Auditors
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY  10019



                              --------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Funds.
                              --------------------



                                      Equity 500 Index Fund Cusip #05576E607
                                       Small Cap Index Fund Cusip #05576E409
                                     EAFE Equity Index Fund Cusip #00576E508
                                                               INS100 (6/98)